FIRST AMENDMENT AGREEMENT

            FIRST AMENDMENT AGREEMENT, dated as of January 31, 2000 (the "First Amendment"), to the Receivables Loan and Security Agreement, dated as of January 31, 2000, among EFI Funding Company, Inc. (the "Borrower"), Resort Funding, Inc., as Servicer (the "Servicer"), Autobahn Funding Company LLC, as Lender (the "Lender"), DG Bank Deutsche Genossenschaftsbank AG, as agent (the "Agent"), U.S. Bank Trust National Association and Sage Systems, Inc. (as the same may be amended, supplemented, modified or restated in accordance with its terms, the "RLSA"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the RLSA.

            WHEREAS, the parties hereto have agreed to amend the RLSA on the terms and subject to the conditions herein set forth.

            NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

      SECTION 1. AMENDMENT TO THE RLSA

            The RLSA is hereby amended by deleting in their entirety all of the terms and provisions thereof and substituting in their place all of the terms and provisions of the Receivables Loan and Security Agreement attached hereto as Exhibit A.

      SECTION 2. CONDITIONS TO EFFECTIVENESS

            This First Amendment shall be effective upon the delivery to the Agent of counterparts hereof executed by each of the parties hereto.

      SECTION 3. MISCELLANEOUS

            3.1 The Borrower and the Servicer each hereby certifies that the representations and warranties set forth in Article IV of the RLSA (and any other representations and warranties made by the Borrower or the Servicer in the
RLSA) are true and correct on the date hereof with the same force and effect as if made on the date hereof, except to the extent that such representations and warranties speak specifically to an earlier date in which case they shall have been true and correct on such date. In addition, the Borrower and the Servicer each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no unwaived Early Amortization Event or Event of Default (nor any event that but for notice or lapse of time or both would constitute an unwaived Early Amortization Event or Event of Default) shall have occurred and be continuing as of the date hereof nor shall any unwaived Early Amortization Event or Event of Default (nor any event that but for notice or lapse of time or both would constitute an unwaived Early Amortization Event or Event of Default) occur due to this First Amendment becoming effective, (b) the Borrower and the Servicer each has the corporate power and authority to execute and deliver this First Amendment and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this First Amendment, and (c) no consent of any other person (including, without limitation, shareholders or creditors of the Borrower or the Servicer), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this First Amendment other than such that have been obtained.

            3.2 The RLSA, as amended hereby, is hereby ratified and confirmed in all respects and remains in full force and effect in accordance with its terms.

            3.3 All references in the RLSA to "this Agreement" and "herein" and all references to the RLSA in the documents executed in connection with the RLSA shall mean the RLSA as amended hereby and as it may in the future be amended, restated, supplemented or modified from time to time.

            3.4 This First Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this First Amendment.

            3.5 The Borrower hereby agrees to pay all costs and expenses incurred by the Lender and the Agent in connection with this First Amendment including, without limitation, the fees and expenses of Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Lender and the Agent.

            3.6 THIS FIRST AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

            IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

THE BORROWER:                       EFI FUNDING COMPANY, INC.

                                    By:
                                       ------------------------------------
                                       Title:


THE SERVICER:                       RESORT FUNDING, INC.

                                    By:
                                       ------------------------------------
                                       Title:


THE AGENT:                          DG BANK DEUTSCHE
                                    GENOSSENSCHAFTSBANK AG

                                    By:
                                       ------------------------------------
                                       Title:

                                    By:
                                       ------------------------------------
                                       Title:


THE LENDER:                         AUTOBAHN FUNDING COMPANY LLC

                                    By:   DG BANK Deutsche Genossenschaftsbank
                                          AG, its attorney-in-fact

                                       By:
                                          --------------------------------------
                                          Title:

                                       By:
                                          --------------------------------------
                                          Title:

THE CUSTODIAN:                      U.S. BANK TRUST NATIONAL ASSOCIATION

                                       By:
                                          --------------------------------------
                                          Title:


THE BACKUP SERVICER:                SAGE SYSTEMS, INC.

                                       By:
                                          --------------------------------------
                                          Title:

                                   Exhibit A

                    Receivables Loan and Security Agreement

                                (See attached.)

                                                                [Execution Copy]
================================================================================

                                U.S. $150,000,000

                     RECEIVABLES LOAN AND SECURITY AGREEMENT

                          Dated as of January 31, 2000

                                      Among

                           EFI FUNDING COMPANY, INC.,

                                 as the Borrower

                                       and

                              RESORT FUNDING, INC.,

                                 as the Servicer

                                       and

                          AUTOBAHN FUNDING COMPANY LLC,

                                   as a Lender

                                       and

                    DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG,

                                  as the Agent

                                       and

                      U.S. BANK TRUST NATIONAL ASSOCIATION,

                                as the Custodian

                                       and

                               SAGE SYSTEMS, INC.,

                             as the Backup Servicer

================================================================================

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

ARTICLE I.    DEFINITIONS....................................................1
              SECTION 1.01    Certain Defined Terms..........................1
              SECTION 1.02    Other Terms...................................80
              SECTION 1.03    Computation of Time Periods...................80

ARTICLE II.   THE RECEIVABLES FACILITY......................................80
              SECTION 2.01    Borrowings....................................80
              SECTION 2.02    The Initial Borrowing and Subsequent
                              Borrowings....................................80
              SECTION 2.03    Facility Maturity Date........................82
              SECTION 2.04    Selection of Fixed Periods....................82
              SECTION 2.05    Remittance Procedures.........................83
              (a) Yield and Liquidation Fees................................83
              (b) Fixed Period Loan Principal Repayment.....................83
              (c) Remittance Date Transfers from Collection Account.........84
              (d) Transfers from Collection Account Related to the
                  Sinking Fund Agreement....................................85
              (e) [Intentionally omitted]...................................85
              (f) Borrower Deficiency Payments..............................86
              (g) Instructions to the Agent's Bank..........................86
              SECTION 2.06    [Intentionally omitted].......................86
              SECTION 2.07    [Intentionally omitted].......................86
              SECTION 2.08    [Intentionally omitted].......................86
              SECTION 2.09    [Intentionally omitted].......................86
              SECTION 2.10    [Intentionally omitted].......................86
              SECTION 2.11    Payments and Computations, Etc................86
              SECTION 2.12    Fees..........................................87
              SECTION 2.13    Increased Costs; Capital Adequacy.............87
              SECTION 2.14 Collateral Assignment of Agreements; Rights of Lender Regarding Pledged Consumer Note
                              Receivables...................................88
              SECTION 2.15    Grant of a Security Interest..................90
              SECTION 2.16    Evidence of Debt..............................91
              SECTION 2.17    Survival of Representations and Warranties;
                              Repayment Obligations.........................91
              SECTION 2.18    Release of Pledged Receivables................91
              SECTION 2.19    Treatment of Amounts Paid by the Borrower.....92
              SECTION 2.20    Termination...................................92
              SECTION 2.21    Underlying Payments...........................92

                                                                           Page
                                                                           ----

ARTICLE III.  CONDITIONS OF LOANS...........................................93
              SECTION 3.01    Conditions Precedent to Initial Borrowing.....93
              SECTION 3.02    Conditions Precedent to All Borrowings........94
              SECTION 3.03    Advances Do Not Constitute a Waiver..........104

ARTICLE IV.   REPRESENTATIONS AND WARRANTIES...............................105
              SECTION 4.01    Representations and Warranties of the
                              Borrower and the Servicer....................105

ARTICLE V.    GENERAL COVENANTS OF THE BORROWER AND THE
              SERVICER.....................................................110
              SECTION 5.01    General Covenants............................110

ARTICLE VI.   ADMINISTRATION AND SERVICING; CERTAIN COVENANTS..............113
              SECTION 6.01    Appointment and Designation of the Servicer..113
              SECTION 6.02    Collection of Receivable Payments;
                              Modification and Amendment of Receivables....115
              SECTION 6.03    Realization Upon Receivables.................116
              SECTION 6.04    Insurance Regarding Intervals................116
              SECTION 6.05    Maintenance of Security Interests in
                              Intervals....................................117
              SECTION 6.06    Pledged Receivable Receipts..................118
              SECTION 6.07    [Intentionally omitted]......................118
              SECTION 6.08    Unidentified Payments; Lender's Right of
                              Presumption..................................118
              SECTION 6.09    No Rights of Withdrawal......................118
              SECTION 6.10    Permitted Investments........................118
              SECTION 6.11    Servicing Compensation.......................119
              SECTION 6.12    Reports to the Agent; Account Statements;
                              Servicing Information........................119
              SECTION 6.13    Statements as to Compliance; Financial
                              Statements...................................120
              SECTION 6.14    Access to Certain Documentation; Obligors....122
              SECTION 6.15    Backup Servicer..............................123
              SECTION 6.16    Additional Remedies of Agent Upon Event of
                              Default......................................126
              SECTION 6.17    Waiver of Defaults...........................126
              SECTION 6.18    Maintenance of Certain Insurance.............126
              SECTION 6.19    Segregation of Collections...................126
              SECTION 6.20    UCC Matters; Protection and Perfection of
                              Pledged Assets...............................126
              SECTION 6.21    Servicer Advances............................127
              SECTION 6.22    [Intentionally omitted]......................128

                                                                           Page
                                                                           ----

              SECTION 6.23 Repurchase of Receivables Upon Breach of Covenant or Representation and Warranty by
                              Servicer.....................................128
              SECTION 6.24    Compliance with Applicable Law...............128
              SECTION 6.25    Receipt of Additional UCC Termination
                              Statements, etc..............................128

ARTICLE VII.  EVENTS OF DEFAULT............................................129
              SECTION 7.01    Events of Default............................129
              SECTION 7.02    Additional Remedies of Agent and Lender......132

ARTICLE VIII. INDEMNIFICATION..............................................133
              SECTION 8.01    Indemnities by the Borrower..................133
              SECTION 8.02    Indemnities by the Servicer..................135

ARTICLE IX.   MISCELLANEOUS................................................136
              SECTION 9.01    Amendments and Waivers.......................136
              SECTION 9.02    Notices, Etc.................................137
              SECTION 9.03    No Waiver; Remedies..........................137
              SECTION 9.04    Binding Effect; Assignability; Multiple
                              Lenders......................................137
              SECTION 9.05    Term of This Agreement.......................138
              SECTION 9.06    Governing Law; Jury Waiver...................138
              SECTION 9.07    Costs, Expenses and Taxes....................138
              SECTION 9.08    No Proceedings...............................140
              SECTION 9.09    Recourse Against Certain Parties.............140
              SECTION 9.10    Execution in Counterparts; Severability;
                              Integration..................................140
              SECTION 9.11    Tax Characterization.........................141
              SECTION 9.12    Consent Procedures...........................141

                        LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE I   Condition Precedent Documents
SCHEDULE II  Credit and Collection Policy
SCHEDULE III Prior Names, Tradenames, Fictitious Names and "Doing Business As"
             Names
SCHEDULE IV  Litigation
SCHEDULE V Applicable Underlying Borrowers and Applicable Underlying Sellers which are Affiliates of the Servicer or the Borrower

EXHIBITS

EXHIBIT A    Form of Borrowing Base Certificate
EXHIBIT B    Form of Commercial Paper Remittance Report
EXHIBIT C    Form of Monthly Remittance Report
EXHIBIT D    Form of Underlying Opinions
EXHIBIT E    [Reserved.]
EXHIBIT F-1  Forms of Consumer Allonge
EXHIBIT F-2  Forms of Developer Allonge
EXHIBIT G-1  Form of Pre-Closing Hypothecation Loan Agreement
EXHIBIT G-2  Form of Post-Closing Hypothecation Loan Agreement
EXHIBIT H-1  Form of Pre-Closing Eligible Developer Sale Agreement
EXHIBIT H-2  Form of Post-Closing Eligible Developer Sale Agreement
             (Non-Equivest Affiliate)
EXHIBIT H-3  Form of Post-Closing Eligible Developer Sale Agreement (Equivest
             Affiliate)
EXHIBIT I    [Reserved.]
EXHIBIT J    [Reserved.]
EXHIBIT K    [Reserved.]
EXHIBIT L    [Reserved.]
EXHIBIT M    Existing Developer Note Receivables
EXHIBIT N    [Reserved.]
EXHIBIT O    Existing Eligible Developer Sale Agreements
EXHIBIT P    Form of Backup Servicer Letter of Certification
EXHIBIT Q    Existing Eligible Developers
EXHIBIT R    Existing Eligible Developments
EXHIBIT S    Eastern Resorts
EXHIBIT T    Peppertree Resorts
EXHIBIT U    Custodian's Fee
EXHIBIT V    Consumer Receivables Requiring Post-Closing UCC Termination
             Statements

            THIS RECEIVABLES LOAN AND SECURITY AGREEMENT is made as of January 31, 2000, among:

      (1)   EFI FUNDING COMPANY, INC., a Delaware corporation (the "Borrower");

      (2) RESORT FUNDING, INC., a Delaware corporation ("RFI"), as the Servicer (as defined herein);

      (3) AUTOBAHN FUNDING COMPANY LLC ("Autobahn"), as a Lender (as defined herein);

      (4) DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG ("DG Bank"), as agent for the Lender (the "Agent");

      (5) U.S. BANK TRUST NATIONAL ASSOCIATION, as the Custodian (as such term is defined herein); and

      (6) SAGE SYSTEMS, INC., a Washington corporation ("Sage"), as the Backup Servicer (as such term is defined herein).

            IT IS AGREED as follows:

                                   ARTICLE I.

                                   DEFINITIONS

            SECTION 1.01 Certain Defined Terms. (a) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.01.

            (b) As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "Acceptable Environmental Report" means an environmental report or reports (i) certified to RFI and assigned by RFI to the Borrower and by the Borrower to the Agent (in the case of an environmental report related to an Existing Pledged Consumer Note Receivable or an Existing Purchased Consumer Note Receivable) or (ii) certified to the Borrower and RFI or EFI, as applicable, and assigned by the Borrower to the Agent (in the case of an environmental report related to a Pledged Consumer Note Receivable or a Pledged Purchased Consumer Note Receivable other than an Existing Pledged Consumer Note Receivable or an Existing Purchased Consumer Note Receivable), in each case, covering an Applicable Development and confirming (to the extent relevant, in the Agent's reasonable discretion): (i) the absence of Hazardous Materials on, under, or affecting the Land or any other real property or personal property comprising such Applicable Development, except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction, (ii) that an engineering or environmental consulting firm has obtained, reviewed, and included within its report a CERCLIS printout from the EPA, statements from the EPA and other applicable state and local authorities, and such other information as the Borrower or the Agent may reasonably require, including, without limitation, a Phase I Environmental Inspection (if available, in the case of an Applicable Development located outside of the United States), all of which information shall confirm that there are no known or suspected Hazardous Materials located at, used or stored on, or transported to or from the Applicable Development or in such proximity thereto as to create a material risk of contamination of any of the related Applicable Underlying Loan Collateral or Applicable Underlying Purchased Note Collateral, except for commercially reasonable amounts thereof commonly found at residential and resort properties in the related Applicable Jurisdiction; and (iii) if such Applicable Development, or any part thereof, was constructed prior to 1986, the absence of friable asbestos within the Units, Common Elements, if any, or elsewhere at such Applicable Development. If any such environmental report reflects the presence of friable asbestos, regardless of when construction of the Applicable Development was completed, such report shall be deemed not to be an Acceptable Environmental Report. To the extent that an environmental report complying with the requirements of this definition has been obtained with respect to an Applicable Development, there shall be no requirement to obtain another environmental report or an update of the prior environmental report, in each case, with respect to such Applicable Development unless there shall have occurred an event that could make such environmental report materially incorrect or misleading.

            "Accountants' Report" has the meaning assigned to that term in
Section 6.13(b).

            "AD&C Mortgage" means, with respect to any Development, a mortgage encumbering such Development or a portion thereof which (i) secures the debt of the related Developer under an acquisition, development and/or construction loan facility and (ii) provides for the release of any Interval related to a Unit located at such Development from the lien created by such mortgage upon the sale of such Interval to a Consumer.

            "Additional Deposit" has the meaning assigned thereto in the Sinking Fund Agreement.

            "Adjusted Eurodollar Rate" means with respect to any Fixed Period for any Loan allocated to such Fixed Period, an interest rate per annum equal to the sum of (i) the Applicable Margin and (ii) the Eurodollar Rate for such Fixed Period.

            "Adverse Claim" means a lien, security interest, charge, encumbrance or other right or claim of any Person other than, with respect to the Pledged Assets, any lien, security interest, charge, encumbrance or other right or claim in favor of the Lender (or the Agent on behalf of the Lender).

            "Affected Party" has the meaning assigned to that term in Section 2.13.

            "Affiliate" when used with respect to a Person means any other Person controlling, controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Agent" has the meaning assigned to that term in the preamble hereto.

            "Agent's Bank" means Manufacturers and Traders Trust Company.

            "Agreement" means this Receivables Loan and Security Agreement, as the same may be amended, restated, supplemented and/or otherwise modified from time to time hereafter.

            "Applicable Declaration" means, with respect to an Applicable Development, the declaration of condominium, declaration of covenants, conditions, and restrictions, master deed, or similar document, together with any amendments or restatements thereof, that establishes the underlying form of ownership of such Applicable Development and, if required by Applicable Law, is recorded in the appropriate public records of the Applicable Jurisdiction.

            "Applicable Development" means an Eligible Development in connection with which RFI has made a Qualified Loan to the related Eligible Developer or RFI or EFI has purchased a Consumer Note Receivable from the related Eligible Developer including, without limitation, in the case of a Pledged Consumer Note Receivable or a Pledged Purchased Consumer Note Receivable related to a Consumer's purchase of a Club Membership Right to Use Interval or a Club Membership Fee Simple Interval, the Eligible Development serving as the related Home Resort but not the other Developments with respect to which such Consumer has rights.

            "Applicable Jurisdiction" means, with respect to an Applicable Development, the state, county, municipality, and/or other governmental jurisdiction (including a foreign jurisdiction if applicable) in which such Applicable Development is located.

            "Applicable Laws" means, with respect to an Applicable Development, any and all foreign, federal, state, and local statutes, ordinances, rules, regulations, court orders and decrees, administrative orders and decrees, and other legal requirements of any and every conceivable type to which RFI, EFI, the Borrower, the Guarantor, such Applicable Development or any portion thereof, or all or any portion of the Collateral or any Applicable Underlying Loan Collateral or any Applicable Underlying Purchased Note Collateral is or becomes subject to from time to time.

            "Applicable Margin" means 1.35% per annum; provided, however, that the Applicable Margin shall increase to 1.50% per annum beginning on the date that either or both of the Rating Agencies issues a rating with respect to the financing facility contemplated hereunder which is lower than the Minimum Shadow Rating.

            "Applicable Timeshare Documents" means all Applicable Declarations and other documents and instruments relating to an Applicable Development and/or the Units, Common Elements, if any, Common Furnishings, if any, and Intervals thereat, including, but not limited to, the project documents, registrations and other approvals, business licenses, Applicable Timeshare Owners' Association agreements and corporate documents and other documents to the extent used in the marketing, sale, and financing of such Intervals. Each Applicable Timeshare Document shall be in form and content acceptable to the Agent, which such acceptance shall not be unreasonably withheld, and provided that the Servicer shall have no obligation to deliver or obtain the Agent's approval with respect to any marketing materials comprising Applicable Timeshare Documents. Promptly upon the request of the Agent, the Servicer shall deliver to the Agent true, correct, and complete copies of all material Applicable Timeshare Documents (other than any marketing materials) and any material amendments thereto. The Agent's approval of such material Applicable Timeshare Documents and any material amendments thereto shall be a condition precedent to any Loans hereunder in respect of the Applicable Development to which such Applicable Timeshare Documents pertain.

            "Applicable Timeshare Owners' Association" means, with respect to each Applicable Development, a not-for-profit corporation or other legal entity organized under the laws of the Applicable Jurisdiction.

            "Applicable Underlying Borrower" means an Eligible Developer that is the maker of a Pledged Developer Note Receivable.

            "Applicable Underlying Consumer" means a Consumer that is the maker of a Pledged Purchased Consumer Note Receivable or a Pledged Consumer Note Receivable.

            "Applicable Underlying Guarantor" means any Person that has executed and delivered an Underlying Guaranty in favor of RFI or EFI in connection with an Applicable Underlying Loan or Applicable Underlying Purchase.

            "Applicable Underlying Loan" means a Qualified Loan which has been sold by RFI to the Borrower pursuant to the RFI/Borrower Receivables Purchase Agreement and Pledged by the Borrower to the Agent, for the benefit of the Lender, in order to secure a Loan hereunder.

            "Applicable Underlying Loan Collateral" means any and all collateral granted to RFI to secure the payment by an Applicable Underlying Borrower or the Applicable Underlying Consumer of all principal, interest, and other amounts owed to RFI by such Applicable Underlying Borrower in connection with an Applicable Underlying Loan (all of which Applicable Underlying Loan Collateral shall have been (i) assigned by RFI to the Borrower pursuant to the RFI/Borrower Receivables Purchase Agreement and (ii) pledged by the Borrower to the Agent, for the benefit of the Lender, pursuant to the terms hereof).

            "Applicable Underlying Loan Documents" mean all documents and instruments that evidence or secure an Applicable Underlying Loan, including but not limited to any Developer Note Receivables, Developer Mortgages, and Underlying Guarantees executed and delivered to RFI in connection therewith. The form and content of each Applicable Underlying Loan Document shall be satisfactory to the Agent, in its reasonable discretion, and approved by the Agent in writing prior to any Loan hereunder secured by the Applicable Underlying Loan to which such Applicable Underlying Loan Document pertains. The Agent, on behalf of the Lender, hereby approves as one of the Applicable Underlying Loan Documents each of the forms of Hypothecation Loan Agreement attached as Exhibit G-1 and Exhibit G-2 hereto. The Borrower agrees not to (and agrees not to allow RFI to) amend, restate, or otherwise modify any Applicable Underlying Loan Documents in a manner which materially affects the Agent's or the Lender's interests in any related Applicable Underlying Loan Collateral without the Agent's prior written consent, which consent may be granted or withheld, in the Agent's reasonable discretion. Copies of any such amended, restated, or otherwise modified Applicable Underlying Loan Document, as so approved by the Agent and fully executed and delivered by RFI, shall be provided to the Agent promptly following the effective date thereof.

            "Applicable Underlying Purchase" means a Qualified Purchase of a Consumer Note Receivable, which Consumer Note Receivable has been sold by RFI or EFI, as the case may be, to the Borrower pursuant to the applicable Borrower Receivables Purchase Agreement and Pledged by the Borrower to the Agent, for the benefit of the Lender, in order to secure a Loan hereunder.

            "Applicable Underlying Purchase Documents" means all documents and instruments that evidence an Applicable Underlying Purchase executed and delivered to RFI or EFI, as the case may be, in connection therewith. The form and content of each Applicable Underlying Purchase Document shall be satisfactory to the Agent, in its reasonable discretion, and approved by the Agent in writing, prior to any Loan hereunder secured by the Pledged Purchased Consumer Note Receivables to which such Applicable Underlying Purchase Document pertains. The Agent, on behalf of the Lender, hereby approves, as one of the Applicable Underlying Purchase Documents, each of the forms of Eligible Developer Sale Agreement attached as Exhibit H-1, Exhibit H-2, and Exhibit H-3 hereto. The Borrower agrees not to (and agrees not to allow RFI or EFI to) amend, restate, or otherwise modify any Applicable Underlying Purchase Documents in a manner which materially affects the Agent's or the Lender's interests in any related Applicable Underlying Purchased Note Collateral without the Agent's prior written consent, which consent may be granted or withheld, in the Agent's reasonable discretion. Copies of any such amended, restated, or otherwise modified Applicable Underlying Purchase Document, as so approved by the Agent and fully executed and delivered by RFI or EFI, as the case may be, shall be provided to the Agent promptly following the effective date thereof.

            "Applicable Underlying Purchased Note Collateral" means any and all collateral granted to an Applicable Underlying Seller by an Applicable Underlying Consumer to secure the payment of all principal, interest, and other amounts owed to such Applicable Underlying Seller by such Applicable Underlying Consumer in connection with a Pledged Purchased Consumer Note Receivable (all of which Applicable Underlying Purchased Note Collateral shall have been (i) assigned by such Applicable Underlying Seller to RFI or EFI, as the case may be, pursuant to an Eligible Developer Sale Agreement, (ii) assigned by RFI or EFI, as the case may be, to the Borrower pursuant to the applicable Borrower Receivables Purchase Agreement and (iii) Pledged by the Borrower to the Agent, for the benefit of the Lender, pursuant to the terms hereof).

            "Applicable Underlying Seller" means an Eligible Developer that sold a Consumer Note Receivable to RFI or EFI pursuant to an Eligible Developer Sale Agreement.

            "Assigned Documents" has the meaning assigned to that term in
Section 2.14.

            "Assignment" has the meaning set forth in the applicable Borrower Receivables Purchase Agreement.

            "Assignment and Acceptance" has the meaning assigned to that term in
Section 9.04.

            "Assignment Documents" means, with respect to each Receivable, each of the following (each in form and substance acceptable to the Agent in its reasonable discretion):

            (a) An absolute and unconditional first collateral assignment or assignments of (i) all of RFI's right, title, and interest in the Developer Mortgage, if any, that secures such Receivable to the Borrower and (ii) all of the Borrower's right, title, and interest in all Developer Mortgages that secure any Receivable to the Agent, for the benefit of the Lender;

            (b) An absolute and unconditional first collateral assignment or assignments of (i) all of RFI's or EFI's, as the case may be, right, title, and interest in and to all Interval Mortgages that secure the payment of Pledged Consumer Note Receivables or Pledged Purchased Consumer Note Receivables to the Borrower and (ii) all of the Borrower's right, title, and interest in and to all Interval Mortgages that secure the payment of Pledged Consumer Note Receivables or Pledged Purchased Consumer Note Receivables to the Agent, for the benefit of the Lender;

            (c) An absolute and unconditional first collateral assignment or assignments of all of (i) RFI's or EFI's, as the case may be, right, title, and interest in and to the Encumbered Intervals, together with all appurtenant rights and interests, including, without limitation, appurtenant rights and interests in and to the Common Elements and Common Furnishings, if any, and all easement, license, and use rights in and to all Applicable Development facilities and amenities, all as described and set forth in the Applicable Timeshare Documents to the Borrower and (ii) all of the Borrower's right, title, and interest in and to the Encumbered Intervals, together with all appurtenant rights and interests, including, without limitation, appurtenant rights and interests in and to the

      Common Elements and Common Furnishings, if any, and all easement, license, and use rights in and to all Applicable Development facilities and amenities, all as described and set forth in the Applicable Timeshare Documents to the Agent, for the benefit of the Lender;

            (d) An absolute and unconditional first collateral assignment and pledge in and to all of (i) RFI's or EFI's, as the case may be, right, title, and interest in all documents, instruments, accounts, chattel paper, and general intangibles relating to the Pledged Consumer Note Receivables, Pledged Purchased Consumer Note Receivables, Pledged Developer Note Receivables, Developer Mortgages, if any, the Interval Mortgages, if any, and the other Applicable Underlying Loan Collateral and Applicable Underlying Purchased Note Collateral (including the cash and non-cash proceeds thereof) to the Borrower and (ii) all of the Borrower's right, title, and interest in all documents, instruments, accounts, chattel paper, and general intangibles relating to the Pledged Consumer Note Receivables, Pledged Purchased Consumer Note Receivables, Pledged Developer Note Receivables, Developer Mortgages, if any, the Interval Mortgages, if any, and the other Applicable Underlying Loan Collateral and Applicable Underlying Purchased Note Collateral (including the cash and non-cash proceeds thereof) to the Agent, for the benefit of the Lender;

            (e) An absolute and unconditional first collateral assignment and pledge in and to all of (i) RFI's or EFI's, as the case may be, right, title, and interest in all furniture, furnishings, and fixtures of every kind and description (and all improvements and accessions thereto, including, without limitation, the Common Furnishings, if any,) located in or on or used in connection with any Encumbered Interval to the Borrower and (ii) all of the Borrower's right, title, and interest in all furniture, furnishings, and fixtures of every kind and description (and all improvements and accessions thereto, including, without limitation, the Common Furnishings, if any,) located in or on or used in connection with any Encumbered Interval to the Agent, for the benefit of the Lender;

            (f) An absolute and unconditional first collateral assignment and pledge in and to all of (i) RFI's or EFI's, as the case may be, right, title, and interest in all other agreements to which any Applicable Underlying Borrower or Applicable Underlying Seller is or becomes a party or holds any interest and which in any way relate to the use, occupancy, maintenance, or enjoyment of any Encumbered Intervals or Encumbered Personal Property, including, but not limited to, utility contracts, maintenance agreements, management agreements, service contracts, and any agreement guaranteeing the performance of the obligations contained in any of the foregoing agreements (to the extent that assignments thereof are obtained by RFI or EFI, as the case may be, from the Applicable Underlying Borrower or Applicable Underlying Seller) to the Borrower and (ii) all of the Borrower's right, title, and interest in all other agreements to which any Applicable Underlying Borrower or Applicable Underlying Seller is or becomes a party or holds any interest and which in any way relate to the use, occupancy, maintenance, or enjoyment of any Encumbered Intervals or Encumbered Personal Property, including, but not limited to, utility contracts, maintenance agreements, management agreements, service contracts, and any agreement guaranteeing the performance of the obligations contained in any of the foregoing agreements (to the extent that assignments thereof are obtained by RFI or EFI, as the case may be, from the Applicable Underlying Borrower or Applicable Underlying Seller) to the Agent, for the benefit of the Lender;

            (g) An absolute and unconditional first collateral assignment of all of (i) RFI's or EFI's, as the case may be, right, title, and interest in and to any and all easements, contracts, leasehold interests (whether as lessor or lessee), permits, licenses, and approvals in respect of all or any portion of an Applicable Development to the Borrower and (ii) all of the Borrower's right, title, and interest in and to any and all easements, contracts, leasehold interests (whether as lessor or lessee), permits, licenses, and approvals in respect of all or any portion of an Applicable Development to the Agent, for the benefit of the Lender;

            (h) An absolute and unconditional first collateral assignment of all of (i) RFI's or EFI's, as the case may be, right, title, and interest in and to any rights inuring to an Applicable Underlying Borrower or an Applicable Underlying Consumer related to easements, leasehold interests (whether as lessor or lessee), franchises, permits, approvals, licenses, facilities, and amenities on, affecting, or appurtenant to the Applicable Developments and rights to occupy, use, and enjoy any such facilities or amenities and any Encumbered Intervals to the Borrower and (ii) all of the Borrower's right, title, and interest in and to any rights inuring to an Applicable Underlying Borrower or an Applicable Underlying Consumer related to easements, leasehold interests (whether as lessor or lessee), franchises, permits, approvals, licenses, facilities, and amenities on, affecting, or appurtenant to the Applicable Developments and rights to occupy, use, and enjoy any such facilities or amenities and any Encumbered Intervals to the Agent, for the benefit of the Lender;

            (i) An absolute and unconditional first collateral assignment of all of (i) RFI's or EFI's, as the case may be, right, title, and interest in, to and under all Payment Authorization Agreements signed and delivered by or on behalf of a Consumer that purchased an Encumbered Interval and all accounts and proceeds relating thereto or deriving therefrom to the Borrower and (ii) all of the Borrower's right, title, and interest in, to and under all Payment Authorization Agreements signed and delivered by or on behalf of a Consumer that purchased an Encumbered Interval and all accounts and proceeds relating thereto or deriving therefrom to the Agent, for the benefit of the Lender; and

            (j) An absolute and unconditional first collateral assignment of all of (i) RFI's or EFI's, as the case may be, right, title, and interest in and to any rights inuring to an Applicable Underlying Borrower, Applicable Underlying Seller, RFI, EFI or the Borrower, pursuant to any designation of such Applicable Underlying Borrower, Applicable Underlying Seller, RFI, EFI or the Borrower as an "institutional mortgagee," an "institutional lender," or a "mortgagee" in connection with any Encumbered Interval as provided in the Applicable Underlying Timeshare Documents to the Borrower and (ii) all of the Borrower's right, title, and interest in and to any rights inuring to an Applicable Underlying Borrower, Applicable Underlying Seller, RFI, EFI or the Borrower pursuant to any designation of such Applicable Underlying Borrower, Applicable Underlying Seller, RFI, EFI or the Borrower as an "institutional mortgagee," an "institutional lender," or a "mortgagee" in connection with any Encumbered Interval as provided in the Applicable Underlying Timeshare Document to the Agent, for the benefit of the Lender.

            "Autobahn" has the meaning assigned to that term in the preamble hereto.

            "Backup Servicer" means Sage or any substitute Backup Servicer appointed by the Agent pursuant to Section 6.15.

            "Backup Servicer Delivery Date" has the meaning assigned to that term in Section 6.12(e).

            "Backup Servicer's Fee" means, for any Remittance Period or portion thereof after the occurrence of a Servicer Default and the appointment of the Backup Servicer as Servicer hereunder, an amount, payable out of Collections on the Pledged Receivables and amounts applied to the payment of, or treated as payments on, the Pledged Receivables, equal to the applicable Backup Servicing Fee Rate multiplied by the Net Eligible Receivables Balance as of the first day of such Remittance Period.

            "Backup Servicing Fee Rate" means the per annum rate of 1.00%.

            "Bankruptcy Code" means Title 11, United States Code, 11 U.S.C. ss.ss. 101 et seq., as amended.

            "Bankruptcy Event" shall be deemed to have occurred with respect to a Person if either:

            (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

            (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

            "Base Rate" means, on any date, a fluctuating rate of interest per annum equal to the arithmetic average of the rates of interest publicly announced by The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York (or their respective successors) as their respective prime commercial lending rates (or, as to any such bank that does not announce such a rate, such bank's "base" or other rate determined by the Lender to be the equivalent rate announced by such bank), except that, if any such bank shall, for any period, cease to announce publicly its prime commercial lending (or equivalent) rate, the Agent shall, during such period, determine the Base Rate based upon the prime commercial lending (or equivalent) rates announced publicly by the other such banks or, if each such bank ceases to announce publicly its prime commercial lending (or equivalent) rate, based upon the prime commercial lending (or equivalent) rate or rates announced publicly by one or more other banks reasonably acceptable to the Borrower. The prime commercial lending (or equivalent) rates used in computing the Base Rate are not intended to be the lowest rates of interest charged by such banks in connection with extensions of credit to debtors. The Base Rate shall change as and when such banks' prime commercial lending (or equivalent) rates change.

            "Borrower" has the meaning assigned to that term in the preamble hereto.

            "Borrower Receivables Purchase Agreement" means, either, the EFI/Borrower Receivables Purchase Agreement or the RFI/Borrower Receivables Purchase Agreement, or both, as the context dictates or requires.

            "Borrowing" means a borrowing of Loans under this Agreement.

            "Borrowing Base Certificate" means a report, in substantially the form of Exhibit A, prepared by the Servicer for the benefit of Lender pursuant to Section 6.12(c).

            "Borrowing Base Deficiency" means, at any time that the Capital Limit shall be less than the Facility Amount, an amount equal to the amount of such deficiency.

            "Borrowing Date" means, with respect to any Borrowing, the date on which such Borrowing is funded, which date, other than in the case of the initial Borrowing, shall be a Subsequent Borrowing Date.

            "Borrowing Limit" means initially $100,000,000; provided, that the Borrower may, if no Event of Default or Early Amortization Event shall have occurred and be continuing, increase the Borrowing Limit to $150,000,000 upon seven (7) Business Days' written notice to the Agent and provided, further, that at all times, on or after the Early Amortization Commencement Date, the Borrowing Limit shall mean the aggregate outstanding Loans.

            "Business Day" means a day of the year other than a Saturday or a Sunday or any other day on which banks are not authorized or required to close in New York City; provided, that, if any determination of a Business Day shall relate to a Loan bearing interest at the Adjusted Eurodollar Rate, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

            "Capital Limit" means, at any time, an amount equal to:

                                   NERB + CA

where:      NERB    =   the Net Eligible Receivables Balance at such time; and

            CA      =   the amount of Collections on deposit in the Collection
                        Account at such time to be applied in accordance with
                        Section 2.05 on the next Remittance Date.

            "Change in Control" means that at any time (i) Equivest shall own less than 100% of all classes of capital stock of the Borrower, (ii) Equivest shall own less than 100% of all classes of capital stock of each of RFI and EFI,
(iii) any event or condition occurs which results in any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) other than a Person or group that owns the majority of the capital stock of Equivest on the date of this Agreement: (A) having acquired beneficial ownership of 50% or more of any outstanding class of capital stock of Equivest having ordinary voting power in the election of directors of Equivest or (B) obtaining the power (whether or not exercised) to elect a majority of Equivest's directors, (iv) Equivest, RFI, EFI or the Borrower merge or consolidate with any other Person (other than a merger or consolidation as to which Equivest, RFI, EFI or the Borrower is the surviving entity) or (v) Thomas
J. Hamel is no longer employed as President of RFI or Richard C. Breeden is no longer employed as Chief Executive Officer of the Borrower, Equivest and EFI and, in either case, a successor acceptable to the Agent is not appointed within 60 days of the termination of such employment.

            "Chargeback Rate" means, as of any date of determination, an amount (expressed as a percentage) equal to (i) the aggregate Outstanding Principal Balances of all Pledged Purchased Consumer Note Receivables and all Pledged Consumer Note Receivables which were, in each case, Consumer Level Eligible Receivables at the time of their Pledge hereunder and which became Chargeback Receivables during the immediately preceding Remittance Period, divided by (ii) the aggregate Outstanding Principal Balances of all Pledged Purchased Consumer Note Receivables and all Pledged Consumer Note Receivables which were, in each case,

Consumer Level Eligible Receivables at the time of their Pledge hereunder and which continued to be Consumer Level Eligible Receivables as of the last day of the immediately preceding Remittance Period.

            "Chargeback Receivable" means, as of any time of determination, any Pledged Purchased Consumer Note Receivable or any Pledged Consumer Note
Receivable:

           (i) which has been or should be written off as a result of the occurrence of a Bankruptcy Event with respect to the Consumer obligated to pay such Pledged Purchased Consumer Note Receivable or Pledged Consumer Note Receivable or which has been or should otherwise be deemed uncollectible by the Servicer in accordance with the Credit and Collection Policy or pursuant to GAAP; or

          (ii) with respect to which the Servicer has requested that the relevant Developer repurchase or replace such Pledged Purchased Consumer Note Receivable or make a payment to reduce the outstanding principal amount of loans under the applicable Hypothecation Loan Agreement in the amount of such Pledged Consumer Note Receivable (or replace such Pledged Consumer Note Receivable), in each case, pursuant to the Developer Repurchase Obligation of such Developer.

            "Club Membership Right to Use Interval" means a membership interest, which such membership interest is not evidenced by a deed, and all rights, interests and privileges incident thereto, including but not limited to the right to use a Unit or Units at the Developments of a Developer or an affiliate of such Developer all of which are part of the same club.

            "Club Membership Fee Simple Interval" means a membership interest, and all rights, interests and privileges incident thereto, including but not limited to the right to use a Unit or Units at the Developments of a Developer or an affiliate of such Developer all of which are part of the same club, which such membership interest is evidenced by a deed with respect to a fee simple timeshare interest at a Development designated as a Home Resort.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Collateral" means, collectively, the Pledged Purchased Consumer Note Receivables, the Pledged Developer Note Receivables, the Pledged Consumer Note Receivables and all Interval Mortgages, as applicable, and Developer Mortgages, as applicable, related thereto, together with all accounts, chattel paper, and general intangibles related thereto and the cash and non-cash proceeds thereof, and all now owned or hereafter acquired right, title, and interest of the Borrower in and to all Applicable Underlying Loan Collateral for any and all of the Pledged Note Receivables, Interval Mortgages, Developer Mortgages and all Applicable Underlying Purchased Note Collateral for any and all of the Applicable Underlying Purchased Consumer Note Receivables, including but not limited to:

            (a) The Assignment Documents;

            (b) First priority Liens in and to all of Borrower's right, title, and interest in and to all books, records, reports, computer tapes, computer disks, and software relating to all or any portion of the Collateral; and

            (c) Extensions, additions, improvements, betterments, renewals, substitutions, and replacements of, for, or to any of the Collateral, wherever located, together with the products, proceeds, issues, rents, and profits thereof and any replacements, additions, or accessions thereto or substitutions thereof, and all rights in or under insurance policies and to the proceeds of any insurance policies covering any of the other Collateral, all rights to unearned or refunded insurance premiums, and the proceeds of any condemnation awards or any claims regarding any of the other Collateral.

            "Collateral Receipt" has the meaning assigned to that term in the Custodial Agreement.

            "Collection Account" means the special trust account (account number 185-443-298 at the Agent's Bank) in the name of and under the sole dominion and control of the Agent for the benefit of DG Bank and Autobahn; provided, that the funds deposited in such account (including any interest and earnings thereon) from time to time shall constitute the property and assets of the Borrower and the Borrower shall be solely liable for any taxes payable with respect to the Collection Account.

            "Collection Account Securities Account Agreement" means that certain Securities Account Agreement related to the Collection Account dated the date of this Agreement among the Borrower, the Servicer, the Agent's Bank and the Agent, as such agreement may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof.

            "Collection Date" means the date on which the aggregate outstanding principal amount of the Loans have been repaid in full and all Yield and Fees and all other Obligations have been paid in full and the Lender shall have no further obligation to make any additional Loans.

            "Collections" means, without duplication, with respect to any Pledged Receivable (including, without limitation, each Pledged Developer Note Receivable, Pledged Consumer Note Receivable and Pledged Purchased Consumer Note Receivable), all cash receipts and proceeds in respect of such Pledged Receivable, including, without limitation, all payments of any principal, interest, fees, delinquent payments recovered in subsequent months which have not been advanced by the Servicer, prepaid principal, Liquidation Proceeds or any other proceeds from any disposition of any Collateral related to such Pledged Receivable, late fees, redemption fees, other penalty fees and charges, Servicer Advances, any payments under any insurance policies (including, without limitation, any Title Policy) related to such Pledged Receivable or the related Interval or Unit under which RFI, EFI, the Borrower, the Agent or the Lender are named as loss payee or insured, as applicable, all cash proceeds of Related Security with respect to such Receivable or other amounts received by the Borrower or the Servicer with respect to any Applicable Underlying Loan Documents or any Applicable Underlying Purchase Documents, all cash proceeds of any other Pledged Assets with respect to such Pledged Receivable, any amounts paid to the Borrower under any Purchased Rate Cap, any interest earned on amounts on deposit in the Collection Account, any income from the investment in Permitted Investments of amounts deposited into the Collection Account and any amounts paid to the Borrower (or the Agent or any Lender or assignees thereof) pursuant to the terms of any Eligible Developer Sale Agreements (or other sale agreements with a Developer) with respect to any Pledged Receivables.

            "Commitment Percentage" has the meaning assigned to that term in
Section 9.04(b).

            "Common Elements" means the common areas and facilities, as defined or provided for in the Applicable Declaration and/or other Applicable Timeshare Documents, including, without limitation, the Land and all improvements thereto except for the Units that have been dedicated to the condominium or comparable form of ownership, as well as any limited common elements, as those terms are defined and used in the Applicable Declaration.

            "Common Furnishings" means all furniture, furnishings, fixtures, appliances, carpeting, and equipment located in a Unit or elsewhere within an Applicable Development and available for use by Consumers in accordance with the terms and conditions of the Applicable Timeshare Documents.

            "Commercial Paper Remittance Report" means a report, in substantially the form of Exhibit B, furnished by the Servicer to the Agent for the Lender pursuant to Section 6.12(d).

            "Computer Tape or Listing" means the computer tape or listing (whether in electronic form or otherwise) generated by the Servicer on behalf of the Borrower which provides information relating to the Receivables included in the Net Eligible Receivables Balance.

            "Consumer" means any Person (or if more than one Person, Consumer shall mean, collectively, each such Person) who purchases one or more Intervals and is the maker of a Consumer Note Receivable.

            "Consumer Allonge" means an allonge or allonges, substantially in one or more of the forms attached hereto as Exhibit F-1, (i) in the case of a Pledged Consumer Note Receivable (other than an Existing Pledged Consumer Note Receivable), endorsing such Consumer Note Receivable from the Applicable Underlying Borrower to RFI, endorsing such Consumer Note Receivable from RFI to the Borrower and endorsing such Consumer Note Receivable from the Borrower to the Agent, for the benefit of the Lender, (ii) in the case of an Existing Pledged Consumer Note Receivable, endorsing such Consumer Note Receivable from Credit Suisse First Boston Mortgage Capital LLC to RFI, endorsing such Consumer Note

Receivable from RFI to the Borrower and endorsing such Consumer Note Receivable from the Borrower to the Agent, for the benefit of the Lender, (iii) in the case of a Pledged Purchased Consumer Note Receivable (other than an Existing Purchased Consumer Note Receivable except for those related to the Plantation Cove Resort and Plantation Island Resort), endorsing such Consumer Note Receivable from the Applicable Underlying Seller to RFI or EFI (as applicable) unless such Consumer Note Receivable was already so endorsed on the back of the Consumer Note Receivable itself, endorsing such Consumer Note Receivable from RFI or EFI (as applicable) to the Borrower and endorsing such Consumer Note Receivable from the Borrower to the Agent, for the benefit of the Lender or (iv) in the case of an Existing Purchased Consumer Note Receivable related to the Plantation Cove Resort or the Plantation Island Resort, endorsing such Consumer Note Receivable from Credit Suisse First Boston Mortgage Capital LLC to EFI, endorsing such Consumer Note Receivable from EFI to the Borrower and endorsing such Consumer Note Receivable from the Borrower to the Agent, for the benefit of the Lender.

            "Consumer Level Eligible Receivable" means, at any time, an Eligible Pledged Consumer Note Receivable, an Eligible Purchased Consumer Note Receivable or an Eligible Presale Consumer Receivable.

            "Consumer Note Receivable" means a promissory note, installment sales contract, or other evidence of indebtedness made and executed by a Consumer in favor of an Applicable Underlying Borrower or Applicable Underlying Seller in connection with such Consumer's acquisition of an Interval, including any Discounted Consumer Note Receivable and any Presale Consumer Note Receivable.

            "Contract" means, as the context requires, a Pledged Purchased Consumer Note Receivable, a Pledged Consumer Note Receivable, a Hypothecation Loan Agreement and/or an Eligible Developer Sale Agreement.

            "Coupon Rate" means, with respect to any Receivable, the annual percentage rate set forth in the Contract related to such Receivable.

            "CP Disruption Event" means, at any time, the inability of the Issuer to raise (whether as a result of a prohibition or any other event or circumstance whatsoever) funds through the issuance of commercial paper notes in the United States commercial paper market, including, without limitation, by virtue of (i) any disruption in the commercial paper market, (ii) insufficient availability under the liquidity or enhancement facility entered into by the Issuer with respect to this Agreement or (iii) a downgrade of the rating of one or more financial institutions extending credit to or for the account of the Issuer or having a commitment to extend credit to the Lender under a liquidity or enhancement facility which relates to this Agreement to a level lower than that required by the Rating Agencies.

            "CP Rate" means with respect to any Fixed Period for all Loans allocated to such Fixed Period, (i) the per annum rate equivalent to the per annum rate (or if more than one rate, the weighted average of the rates) at which commercial paper notes of the Issuer having a term equal to such Fixed Period and to be issued to fund, in whole or in part, the applicable Loans (and, at the election of the Issuer, other loans by the Issuer) by the Issuer may be sold by any placement agent or commercial paper dealer selected by the Issuer, as agreed between each such agent or dealer and the Issuer and notified by the Issuer to the Agent and the Servicer; provided, however, if the rate (or rates) as agreed between any such agent or dealer and the Issuer with respect to any Fixed Period for the applicable Loans is a discount rate (or rates), the CP Rate for such Fixed Period shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum; provided, further, however, that such rate (or rates) shall reflect and give effect to borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market to the extent that such amounts are allocated, in whole or in part, to such Loans, plus (ii) the Applicable Margin.

            "CP Rollover Fixed Period" means any Fixed Period other than any Fixed Period (i) applicable to the Loan arising as a result of the Borrowing on the initial Borrowing Date, which shall have been requested in the Notice of Borrowing delivered in connection with such Borrowing, (ii) applicable to any new Loan arising as a result of a Borrowing on a Subsequent Borrowing Date which shall have been requested in the Notice of Borrowing delivered in connection with such Borrowing or (iii) applicable to any Loan accruing Yield at the Non-CP Rate.

            "Credit and Collection Policy" means the guidelines entitled "Resort and Developer Underwriting" together with all exhibits thereto as annexed hereto as Schedule II, as such policies may hereafter be amended, modified or supplemented from time to time in compliance with this Agreement.

            "Custodial Agreement" means that certain Custodial Agreement, dated as of the date hereof, among the Borrower, the Agent and the Custodian, together with all instruments, documents and agreements executed in connection therewith, as such Custodial Agreement may from time to time be amended, restated, supplemented and/or otherwise modified in accordance with the terms thereof.

            "Custodian" means U.S. Bank Trust National Association or any substitute Custodian appointed by the Agent pursuant to the Custodial Agreement.

            "Custodian's Fee" means, for any Remittance Period, an amount, payable out of Collections on the Pledged Receivables and amounts applied to the payment of, or treated as payments on, the Pledged Receivables, equal to the aggregate fees listed in Exhibit U hereto which relate to such Remittance Period.

            "Debt" of any Person means (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations of such Person to pay the deferred purchase price of property or services, (iv) obligations of such Person as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (v) obligations secured by an Adverse Claim upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations and (vi) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (v) above.

            "Defaulted Receivable" means, as of any time of determination, any Pledged Purchased Consumer Note Receivable or any Pledged Consumer Note
Receivable:

            (i) with respect to which more than 10% of any amount payable under the terms thereof remains unpaid for ninety (90) or more days after the due date therefor set forth therein;

            (ii) which has been or should be written off as a result of the occurrence of a Bankruptcy Event with respect to the Consumer obligated to pay such Pledged Purchased Consumer Note Receivable or Pledged Consumer Note Receivable or which has been or should otherwise be deemed uncollectible by the Servicer in accordance with the Credit and Collection Policy; or

            (iii) with respect to which the Servicer has requested that the relevant Developer repurchase or replace such Pledged Purchased Consumer Note Receivable or make a payment to reduce the outstanding principal amount of loans under the applicable Hypothecation Loan Agreement in the amount of such Pledged Consumer Note Receivable (or replace such Pledged Consumer Note Receivable), in each case, pursuant to the Developer Repurchase Obligation of such Developer.

            "Default Funding Rate" means (i) during the period commencing on the date of the occurrence of an Event of Default and ending on the first anniversary of such occurrence, an interest rate per annum equal to one and eighty-five one hundredths of one percent (1.85%), plus the Eurodollar Rate,
(ii) during the period commencing on the day after the first anniversary of such occurrence and ending on the date which is the second anniversary of such occurrence, an interest rate per annum equal to two and thirty-five one hundredths of one percent (2.35%), plus the Eurodollar Rate, (iii) during the period commencing on the day after the second anniversary of the date of such occurrence and ending on the third anniversary of such occurrence, an interest rate per annum equal to two and eighty-five one hundredths of one percent (2.85%), plus the Eurodollar Rate and (iv) during the period commencing on the day after the third anniversary of the date of such occurrence and ending on the Collection Date, an interest rate per annum equal to three and thirty-five one hundredths of one percent (3.35%), plus the Eurodollar Rate.

            "Delinquency Rate" means, as of any date of determination, an amount (expressed as a percentage) equal to (i) the aggregate Outstanding Principal Balances of all Pledged Purchased Consumer Note Receivables and all Pledged Consumer Note Receivables which were, in each case, Consumer Level Eligible Receivables at the time of their Pledge hereunder and which were Delinquent Receivables as of the last day of the immediately preceding Remittance Period, divided by (ii) the aggregate Outstanding Principal Balances of all Pledged Purchased Consumer Note Receivables and all Pledged Consumer Note Receivables which were, in each case, Consumer Level Eligible Receivables at the time of their Pledge hereunder and continued to be Consumer Level Eligible Receivables as of the last day of the immediately preceding Remittance Period.

            "Delinquent Receivable" means, as of any time of determination, any Pledged Purchased Consumer Note Receivable or any Pledged Consumer Note Receivable with respect to which more than 10% of any amount payable thereunder remains unpaid for thirty (30) or more days after the due date therefor set forth therein.

            "Depository Institution" means a depository institution or trust company, incorporated under the laws of the United States or any State thereof, that is subject to supervision and examination by federal and/or State banking authorities.

            "Developer" means a Person which has developed a Development.

            "Developer Allonge" means an allonge, in substantially the form of Exhibit F-2 hereto, endorsing a Developer Note Receivable from Credit Suisse First Boston Mortgage Capital LLC to RFI (in the case of an Existing Developer Note Receivable), from RFI to the Borrower and from the Borrower to the Agent, for the benefit of the Lender.

            "Developer Mortgage" means a mortgage or deed of trust executed by
(i) an Applicable Underlying Borrower that secures the payment by an Applicable Underlying Borrower of all principal, interest, and other amounts owed by such Applicable Underlying Borrower in connection with an Applicable Underlying Loan or (ii) an Applicable Underlying Seller that secures payment of all Pledged Purchased Consumer Notes sold by such Applicable Underlying Seller to RFI or EFI pursuant to the applicable Eligible Developer Sale Agreement.

            "Developer Note Receivable" means a promissory note that is now or hereafter made and executed by an Applicable Underlying Borrower to the order of RFI, evidences an Applicable Underlying Loan, and may be secured in part by a Developer Mortgage.

            "Developer Repurchase Obligation" means, (i) with respect to any Pledged Purchased Consumer Note Receivable, the unconditional obligation of the related Applicable Underlying Seller to (a) repurchase such Pledged Purchased Consumer Note Receivable pursuant to the terms of the applicable Eligible Developer Sale Agreement if such Pledged Purchased Consumer Note Receivable becomes a defaulted receivable under the terms of such Eligible Developer Sale Agreement or (b) replace such Pledged Purchased Consumer Note Receivable with a Consumer Level Eligible Receivable which has similar terms pursuant to the terms of the applicable Eligible Developer Sale Agreement if such Pledged Purchased Consumer Note Receivable becomes a defaulted receivable under the terms of such Eligible Developer Sale Agreement or (ii) with respect to any Pledged Consumer Note Receivable, the unconditional obligation of the related Applicable Underlying Borrower to (a) make a payment to reduce the outstanding principal amount of loans under the applicable Hypothecation Loan Agreement in an amount equal to the outstanding principal amount of any Pledged Consumer Note Receivable if such Pledged Consumer Note Receivable becomes a defaulted receivable under the terms of the applicable Hypothecation Loan Agreement or (b) replace such Pledged Consumer Note Receivable with Consumer Level Eligible Receivables which have similar terms (and an aggregate outstanding principal amount equal to at least the outstanding principal amount of such Pledged Consumer Note Receivable) if such Pledged Consumer Note Receivable becomes a defaulted receivable under the terms of the applicable Hypothecation Loan Agreement.

            "Developer's Interests" means all of an Applicable Underlying Borrower's or Applicable Underlying Seller's right, title and interest in and to a related Applicable Development.

            "Developer Title Policy" has the meaning assigned to such term in
Section 3.02(k)(ii).

            "Development" means an interval ownership, condominium, timeshare project, and/or vacation ownership project consisting of, among other things, certain Land, Units, Common Elements, if any, and Intervals, whether now existing or hereafter added, in one or more buildings or phases, and all related Common Furnishings, if any, easements, licenses, rights, interests, and other appurtenances, as more fully described in the Applicable Declaration and the other Applicable Timeshare Documents, as the same may be amended from time to time.

            "DG Bank" has the meaning assigned to that term in the preamble hereto.

            "Discount Amount" means at any time an amount equal to:

                                   BL -  BL
                                         --
                                          D

where:            BL    =     the Borrowing Limit at such time.

                  D     =     1.02.

            "Discounted Consumer Note Receivable" means a promissory note, installment sales contract, or other evidence of indebtedness made and executed by a Consumer in favor of an Applicable Underlying Borrower or Applicable Underlying Seller in connection with such Consumer's acquisition of an Interval, which promissory note, installment sales contract, or other evidence of indebtedness has, at the time of the origination thereof, an interest rate requirement less than a market rate of interest for similar promissory notes, installment sales contracts, or other evidence of indebtedness.

            "Early Amortization Commencement Date" means the earlier of (i) the date of the declaration or automatic occurrence of the Early Amortization Commencement Date pursuant to Section 7.01 or (ii) at the option of the Lender in its sole discretion, upon written notice to the Borrower, the occurrence of an Early Amortization Event.

            "Early Amortization Event" means the occurrence of any of the following events:

            (i) the rolling average of the Delinquency Rates in respect of any three consecutive Remittance Periods exceeds 11.00%;

            (ii) the rolling average of the Chargeback Rates in respect of any three consecutive Remittance Periods exceeds 1.00%;

            (iii) an Event of Default has occurred and is continuing;

            (iv) a Change in Control has occurred and is continuing;

            (v) a regulatory, tax or accounting body has ordered that the activities of the Lender or any Affiliate of the Lender contemplated hereby be terminated or, as a result of any other event or circumstance, the activities of the Lender contemplated hereby may reasonably be expected to cause the Lender, the Person, if any, then acting as the administrator or the manager for the Lender, or any of their respective Affiliates to suffer materially adverse regulatory, accounting or tax consequences;

            (vi) the Facility Maturity Date shall have occurred; or

            (vii) a Servicer Default has occurred and is continuing at any time that the Servicer is RFI or an Affiliate thereof.

            "Early Amortization Funding Rate" means during the period commencing on the date of the occurrence of an Early Amortization Event and ending on the earlier of (i) the occurrence of an Event of Default or (ii) the Collection Date, the Eurodollar Rate plus 1.85%.

            "Eastern Receivable" means a Pledged Purchased Consumer Note Receivable executed in connection with a Consumer's purchase of an Interval with respect to a Unit located at one of the resorts listed on Exhibit S hereto.

            "EFI" means EFI Development Funding, Inc., a Delaware corporation.

            "EFI/Borrower Receivables Purchase Agreement" means that certain Purchase Agreement dated as of the date hereof between EFI, as seller, and the Borrower, as purchaser, together with all instruments, documents and agreements executed in connection therewith, as such Purchase Agreement may from time to time be amended, restated, supplemented and/or otherwise modified in accordance with the terms hereof.

            "Eligible Depository Institution" means a Depository Institution, the short term unsecured senior indebtedness of which is rated at least Prime-1 by Moody's and F1 by Fitch, if rated by Fitch.

            "Eligible Developer" means a Developer, (i) the creditworthiness for a receivables/ hypothecation loan or receivables purchase/sale arrangement and other qualifications of which are satisfactory to the Servicer, in its reasonable discretion, based upon the Credit and Collection Policy, (ii) which was underwritten by RFI based upon the Credit and Collection Policy and (iii) which is not bankrupt or insolvent; it being understood by the parties hereto that, subject to their continued compliance with each of the criteria included in this definition, each of the Developers listed on Exhibit Q hereto shall be Eligible Developers hereunder. Any of the foregoing eligibility criteria may be waived by the Agent and the Lender in accordance with Section 9.01 of this Agreement.

            "Eligible Developer Note Receivable" means a Pledged Developer Note Receivable that satisfies each of the following criteria:

            (a) The Hypothecation Loan Agreement related to such Pledged Developer Note Receivable provides for an advance rate of not greater than 90.00% against the aggregate Outstanding Principal Balance of Eligible Pledged Consumer Note Receivables and/or Eligible Pledged Presale Consumer Note Receivables securing the debt of the Applicable Underlying Borrower thereunder and such advance rates have not been exceeded.

            (b) Each Assignment Document exists with respect to such Pledged Developer Note Receivable and is duly executed and enforceable in accordance with its terms and has been delivered to the Custodian.

            (c) [Intentionally Omitted].

            (d) The Applicable Underlying Loan Documents related to such Pledged Developer Note Receivable are in full force and effect.

            (e) RFI was the original and sole payee thereof and a fully executed Developer Allonge has been permanently affixed thereto.

            (f) Neither the related Applicable Underlying Borrower nor the related Applicable Underlying Guarantor, if any, is an Affiliate of RFI, Equivest or the Borrower.

            (g) Neither the Applicable Underlying Borrower nor the Applicable Underlying Guarantor, if any, has any claim against RFI or the Borrower, or any Affiliate thereof, and no defense, set-off, or counterclaim exists with respect to such Pledged Developer Note Receivable.

            (h) The original of such Pledged Developer Note Receivable and all related documents and instruments, the terms of each of which shall comply in all material respects with all Applicable Laws, have been endorsed by RFI to the Borrower and from the Borrower to the Agent (for the benefit of the Lender) in the manner prescribed by the Lender and have been delivered to Custodian.

            (i) Each such Pledged Developer Note Receivable is enforceable in accordance with its terms and represents the genuine, legal, valid and binding payment obligation of the Applicable Underlying Borrower related thereto, and such Applicable Underlying Borrower had full legal capacity to execute and deliver such Pledged Developer Note Receivable and any other documents related thereto and to grant the security interest purported to be granted under the related Hypothecation Loan Agreement; and such Pledged Developer Note Receivable has not been prepaid or repaid in full.

            (j) Each such Pledged Developer Note Receivable was denominated in United States Dollars and, at the time of origination and at all times thereafter, materially conformed to all requirements of the Credit and Collection Policy applicable to such Receivable and, in any case, no such Receivable has been reserved against or would be required to be written-off pursuant to the Credit and Collection Policy.

            (k) All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation but only if and to the extent applicable, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940 and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, the Interstate Land Sales Full Disclosure Act, the Real Estate Settlement Procedures Act and all other consumer credit laws and equal credit opportunity and disclosure laws and any regulations promulgated thereunder) in respect of each such Pledged Developer Note Receivable, the sale of the Intervals related to the Pledged Consumer Notes securing each such Pledged Developer Note Receivable and the sale of credit life and credit accident and health insurance and any extended service contracts in connection with the sale of the Intervals related to the Pledged Consumer Notes securing each such Pledged Developer Note Receivable, have been complied with in all material respects.

            (l) [Intentionally Omitted.]

            (m) The Coupon Rate set forth in the Hypothecation Loan Agreement related to such Pledged Developer Note Receivable shall be not less than the Minimum APR with respect to such Pledged Developer Note Receivable on the date on which such Pledged Developer Note Receivable was Pledged hereunder.

            (n) [Intentionally Omitted.]

            (o) Each such Pledged Developer Note Receivable, as of the Borrowing Date on which it was Pledged hereunder, (i) had not at any time during the past 90 days been more than 30 days past due and was not, at the time of its Pledge hereunder, more than 30 days past due and (ii) had no material provision thereof waived, amended, altered or modified in any respect since its origination in a manner which could be considered adverse to the Lender's interest therein.

            (p) Each such Pledged Developer Note Receivable (i) was originated by RFI in the ordinary course of RFI's business and in accordance with the Credit and Collection Policy and RFI had all necessary licenses and permits to originate Pledged Developer Note Receivables in the jurisdiction where the related Applicable Underlying Borrower and Eligible Development were located, (ii) was sold by RFI to the Borrower under the RFI/Borrower Receivables Purchase Agreement and the Borrower has all necessary licenses and permits to own Pledged Developer Note Receivables under all applicable law, (iii) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security related thereto.

            (q) Each such Pledged Developer Note Receivable was originated by RFI without any fraud or material misrepresentation on the part of the related Applicable Underlying Borrower or RFI. Each such Pledged Developer Note Receivable was sold by RFI to the Borrower without any fraud or material misrepresentation on the part of RFI.

            (r) Each such Pledged Developer Note Receivable is payable by an Applicable Underlying Borrower which (i) is not, nor was at any time during the three (3) year period immediately preceding the applicable Purchase Date, subject to any bankruptcy, insolvency, reorganization or similar proceeding and (ii) has not had any real property owned by such Applicable Underlying Borrower foreclosed or currently subject to foreclosure.

            (s) No such Pledged Developer Note Receivable is due from the United States or any State or from any agency, department, subdivision or instrumentality thereof.

            (t) The information pertaining to each such Pledged Developer Note Receivable set forth in the Schedule of Receivables (as defined in the RFI/Borrower Receivables Purchase Agreement), the related Assignment and each Borrowing Base Certificate, Commercial Paper Remittance Report and Monthly Remittance Report is true and correct in all material respects.

            (u) With respect to each Pledged Developer Note Receivable, by the Borrowing Date on which such Pledged Developer Note Receivable is Pledged hereunder and on each relevant date thereafter, RFI will have caused its master computer records relating to such Pledged Developer Note Receivable to be clearly and unambiguously marked to show that such Pledged Developer Note Receivable has been sold or contributed to the Borrower and is subject to a first priority security interest granted by the Borrower to the Agent for the benefit of the Lender.

            (v) The Computer Tape or Listing to be made available by RFI to the Agent on the Borrowing Date on which such Pledged Developer Note Receivable is Pledged hereunder is complete and accurate in all material respects as of such Borrowing Date.

            (w) Such Pledged Developer Note Receivable constitutes an instrument within the meaning of the UCC of all jurisdictions which govern the perfection of the Borrower's interest therein.

            (x) The Borrower shall have taken all steps necessary under all applicable law in order to cause a valid, subsisting and enforceable first priority security interest to exist in its favor in the Applicable Underlying Loan Collateral and all other Collateral related to each such Pledged Developer Note Receivable (and the proceeds thereof) on or before the Borrowing Date that such Pledged Developer Note Receivable is Pledged hereunder and immediately prior to the Pledge of such Pledged Developer Note Receivable by the Borrower to the Agent (for the benefit of the Lender), there shall have existed in favor of the Borrower as secured party, a valid, subsisting and enforceable first priority perfected lien in the Applicable Underlying Loan Collateral, the Applicable Underlying Purchased Note Collateral and all other such Collateral related to such Receivable (and the proceeds thereof), and such security interest is and shall be prior to all other liens upon and security interests in such the Applicable Underlying Loan Collateral, the Applicable Underlying Purchased Note Collateral and other such Collateral (and the proceeds thereof) that now exist or may hereafter arise or be created; provided, that, any such security interest in the Land, Units and/or Common Elements of an Applicable Development, to the extent evidenced by a Developer Mortgage, may be subordinate to an AD&C Mortgage.

            (y) The Borrower shall have taken all steps necessary under all applicable law in order to cause to exist in favor of the Agent, for the benefit of the Lender, a valid, subsisting and enforceable first priority perfected lien in (A) such Pledged Developer Note Receivable and (B) the Borrower's first priority (subject to the proviso contained in subparagraph (x) above) perfected security interest in the Applicable Underlying Loan Collateral and all other Collateral related to each such Pledged Developer Note Receivable (and the proceeds thereof) on or before the Borrowing Date such Pledged Developer Note Receivable is Pledged hereunder and upon the Pledge of such Pledged Developer Note Receivable by the Borrower to the Agent (for the benefit of the Lender), there shall exist in favor of the Agent (for the benefit of the Lender) as secured party, a valid, subsisting and enforceable first priority perfected security interest in such Pledged Developer Note Receivable and the Borrower's first priority (subject to the proviso contained in subparagraph (x) above) perfected security interest in the Applicable Underlying Loan Collateral and all other Collateral related to such Pledged Developer Note Receivable (and the proceeds thereof) being Pledged hereunder on such Borrowing Date and such security interest is and shall be prior to all other liens upon and security interests therein that now exist or may hereafter arise or be created.

            (z) Subject to the following sentence, if such Pledged Developer Note Receivable is secured by Pledged Consumer Note Receivables which are in turn secured by liens on Fee Simple Intervals, Interval Mortgages covering all such Fee Simple Intervals are in full force and effect and such Interval Mortgages and collateral assignments thereof from the Applicable Underlying Borrower to RFI, from RFI to the Borrower, and from the Borrower to the Agent, for the benefit of the Lender shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Interval Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required). If such Pledged Developer Note Receivable is secured by Pledged Consumer Note Receivables which are in turn secured by liens on Club Membership Fee Simple Intervals, Interval Mortgages covering all such Club Membership Fee Simple Intervals at the respective applicable Home Resorts are in full force and effect and such Interval Mortgages and collateral assignments thereof from the Applicable Underlying Borrower to RFI, from RFI to the Borrower, and from the Borrower to the Agent, for the benefit of the Lender shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Interval Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required).

            (aa) (X) If such Pledged Developer Note Receivable is secured by Pledged Consumer Note Receivables which are in turn secured by liens on Right to Use Intervals other than Club Membership Right to Use Intervals (except in the case of Existing Developer Note Receivables), (i) a Developer Mortgage exists which covers the Applicable Development related to such Pledged Developer Note Receivable and such Developer Mortgage and assignments thereof from RFI to the Borrower, and from the Borrower to the Agent, for the benefit of the Lender shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Developer Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required), (ii) Non-Disturbance Arrangements are in effect with respect to such Right to Use Intervals and an Opinion of Counsel has been delivered to the Borrower and the Agent which shall contain an opinion that such Non- Disturbance Arrangements shall remain in full force and effect notwithstanding the occurrence of a Bankruptcy Event with respect to the related Applicable Underlying Borrower or (iii) the related Applicable Underlying Borrower has transferred all of its Developer's Interests to a bankruptcy remote special purpose entity (any such entity, an "SPE") under terms and conditions satisfactory to the Agent and an Opinion of Counsel has been delivered to the Borrower and the Agent which shall contain an opinion that such transfer constitutes a true sale or absolute transfer of such Developer's Interests from such Applicable Underlying Borrower to such SPE rather than a loan secured by such interest such that (A) such Developer's Interests would not constitute property of the estate of such Applicable Underlying Borrower under Section 541(a)(1) of the Bankruptcy Code and (B) Section 362(a) of the Bankruptcy Code would not apply to stay payments of amounts collected with respect to such Developer's Interests.

                  (Y) If such Pledged Developer Note Receivable is secured by Pledged Consumer Note Receivables which are in turn secured by liens on Specific Club Membership Right to Use Intervals (except in the case of Existing Developer Note Receivables), a Developer Mortgage exists which covers the Home Resort related to such Pledged Developer Note Receivable and such Developer Mortgage and assignments thereof from RFI to the Borrower, and from the Borrower to the Agent, for the benefit of the Lender shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Developer Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required).

                  (Z) If such Pledged Developer Note Receivable is secured by Pledged Consumer Note Receivables which are in turn secured by liens on Non-Specific Club Membership Right to Use Intervals, security interest arrangements satisfactory to the Agent in its reasonable discretion, are in full force and effect with respect to such Pledged Developer Note Receivable, Pledged Consumer Note Receivables and Non-Specific Club Membership Right to Use Intervals.

            (bb) All filings (including, without limitation, UCC and real property filings) required to be made by any Person and all other actions required to be taken or performed by any Person in any jurisdiction to give the Agent, for the benefit of the Lender, a first priority perfected lien on such Pledged Developer Note Receivables and a first priority perfected lien on all of the Borrower's rights, title and interest in all Applicable Underlying Loan Collateral related thereto and the proceeds thereof have been made, taken or performed.

            (cc) With respect to each such Pledged Developer Note Receivable, there exists a Pledged Developer Note Receivable File and a copy of such Pledged Developer Note Receivable File is in the possession of the Custodian.

            (dd) No such Pledged Developer Note Receivable has been satisfied, subordinated or rescinded, and the Applicable Underlying Loan Collateral securing such Pledged Developer Note Receivable has not been released from the lien of the Agent, for the benefit of the Lender, in whole or in part.

            (ee) No such Pledged Developer Note Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Pledged Developer Note Receivable under this Agreement and neither the Applicable Underlying Borrower nor RFI has entered into any agreement with any Person that prohibits, restricts or conditions the assignment of such Pledged Developer Note Receivable.

            (ff) RFI has not taken any action to convey any right to any Person that would result in such Person having a right to payments due under such Pledged Developer Note Receivable or payments received under the related Title Policy, if any, or otherwise to impair the rights of the Borrower, the Agent or the Lender in such Pledged Developer Note Receivable, the Applicable Underlying Loan Collateral securing such Pledged Developer Note Receivable or the proceeds thereof.

            (gg) No such Pledged Developer Note Receivable is assumable by another Person in a manner which would release the related Applicable Underlying Borrower thereof from such Applicable Underlying Borrower's obligations to RFI or the Borrower.

            (hh) Each such Pledged Developer Note Receivable is in full force and effect and constitutes the legal, valid and binding obligation of the Applicable Underlying Borrower thereunder and is not subject to any right of rescission, setoff, counterclaim or defense (except the potential discharge in bankruptcy of such Applicable Underlying Borrower).

            (ii) There has been no default, breach, violation or event permitting acceleration under the terms of such Pledged Developer Note Receivable, and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of such Pledged Developer Note Receivable, and there has been no waiver of any of the foregoing.

            (jj) If such Pledged Developer Note Receivable is secured in whole or in part by Pledged Consumer Note Receivables which are in turn secured by liens on Right to Use Intervals, either (i) a Developer Title Policy is in effect which (a) covers the related Applicable Development and all necessary steps have been taken in order to assign RFI's rights as the insured under the aforementioned Developer Title Policy to the Borrower (or to have an endorsement issued granting to the Borrower the rights of an insured under such policy) and to collaterally assign such rights from the Borrower to the Agent, for the benefit of the Lender, (b) is at all times in an amount not less than the acquisition and construction costs incurred by the Developer with respect to the related Applicable Development and (c) was issued by a Title Insurance Company, or (ii) the Borrower shall have been deemed to have made a representation and warranty (the sole remedies for the breach of which shall be that such Pledged Consumer Note Receivables shall no longer be deemed to be Eligible Receivables and shall be excluded from the Net Eligible

      Receivables Balance as of the date such breach becomes known by or should have become known by the Borrower or the Servicer) that as of the date such Pledged Developer Note Receivable is first Pledged hereunder, good and marketable title to the related Applicable Development (except with respect to Fee Simple Intervals previously sold to Consumers) was vested in the related Developer and such Applicable Development is not subject to any monetary liens (except in favor of the Agent, for the benefit of the Lender, with respect to taxes and assessments which are not delinquent or, if applicable, with respect to an AD&C Mortgage) or other encumbrances which would interfere with the development or the intended use of such Applicable Development.

            (kk) If such Pledged Developer Note Receivable is secured in whole or in part by Pledged Consumer Note Receivables which are in turn secured by liens on Fee Simple Intervals, either (i) one or more Interval Title Policies are in effect which (a) cover each such Fee Simple Interval with respect to the related Applicable Development and all necessary steps have been taken in order to assign RFI's rights as the insured party under the aforementioned Interval Title Policies to the Borrower (or to have an endorsement issued granting to the Borrower the rights of an insured under such policies) and to collaterally assign such rights from the Borrower to the Agent, for the benefit of the Lender, (b) are at all times in an aggregate amount of not less than the outstanding principal amount of all such Pledged Consumer Note Receivables and (c) were issued by a Title Insurance Company or (ii) as of the date such Pledged Developer Note Receivable is first Pledged hereunder, good and marketable title to such Applicable Development (except with respect to Fee Simple Intervals previously sold to Consumers) was vested in the applicable Developer immediately prior to the sale of each related Fee Simple Interval to the related Consumer and that, upon the consummation of such sale, good and marketable title to such Fee Simple Interval is vested in such Consumer, and such Development is not subject to any monetary liens (except in favor of the Agent, for the benefit of the Lender, with respect to taxes and assessments which are not delinquent or, if applicable, with respect to an AD&C Mortgage) or other encumbrances which would interfere with the development or the intended use of such Development.

            (ll) No selection procedures adverse to the Borrower, the Agent or the Lender have been utilized in selecting any such Pledged Developer Note Receivable from all other similar receivables acquired by RFI.

            (mm) An enforceable Developer Repurchase Obligation is in full force and effect with respect to each Pledged Consumer Note Receivable securing such Pledged Developer Note Receivable.

            (nn) Such Pledged Developer Note Receivable shall not relate to an Eligible Developer which is an Affiliate of Equivest.

            (oo) Upon the Pledge of such Pledged Developer Note Receivable hereunder, the Weighted Average APR of all Primary Level Eligible Receivables shall be at least 12%.

Any of the foregoing eligibility criteria may be waived by the Agent and the Lender in accordance with Section 9.01 of this Agreement.

            "Eligible Developer Sale Agreement" means an agreement between RFI or EFI and an Eligible Developer pursuant to which RFI or EFI, as the case may be, purchases from such Developer one or more Consumer Note Receivables, (i) in substantially the form of any agreement attached hereto as Exhibit H-1 with respect to such agreements entered into prior to the date hereof, (ii) in substantially the form of the agreement attached hereto as Exhibit H-2 or Exhibit H-3 with respect to any such agreement entered into on or after the date hereof or (iii) in substantially any other form approved in writing by the Agent which such approval shall not be unreasonably withheld:

            (i) entered into with an Eligible Developer which is not a government or a governmental subdivision or agency;

            (ii) payment obligations under which are denominated and payable only in United States dollars in the United States;

            (iii) the assignment of which (including, without limitation, the sale of an undivided percentage interest therein and the assignment of any related security thereunder) does not contravene or conflict with any applicable laws, rules or regulations or any contractual or other restriction, limitation or encumbrance;

            (iv) which does not contravene in any material respect any laws, rules or regulations applicable thereto and with respect to which no party thereto is in violation of any such law, rule or regulation in any material respect;

            (v) with respect to which there has been no occurrence of any default (other than an inconsequential default) under any of the terms thereof;

            (vi) which satisfies all applicable requirements of the Credit and Collection Policy; and

            (vii) with respect to which there exists an Eligible Developer Sale Agreement File.

            "Eligible Developer Sale Agreement File" means a file containing each of the following items with respect to each Eligible Developer Sale
Agreement:

            (a) the related original, fully executed Eligible Developer Sale Agreement;

            (b) if Pledged Purchased Consumer Note Receivables related to Right to Use Intervals were sold thereunder, (i) within ninety (90) days of any Pledged Purchased Consumer Note Receivable related thereto having been Pledged hereunder, the related original, fully executed Developer Mortgage, if applicable, and assignments thereof from RFI to the Borrower and from the Borrower to the Agent or (ii) an original or a true and complete photocopy of one of the Opinions of Counsel referred to in subparagraph (n) of the definition of Eligible Purchased Consumer Note Receivable (but only, in the case of an Existing Pledged Purchased Consumer Note Receivable, if such Developer Mortgage or Opinions of Counsel exists);

            (c) if Pledged Purchased Consumer Notes related to Fee Simple Intervals were sold thereunder, the related original, fully executed Interval Mortgage or Interval Mortgages, if applicable, and assignments thereof from RFI or EFI to the Borrower and from the Borrower to the Agent (but only to the extent such items are not contained in the related Pledged Consumer Note Receivable Files);

            (d) if not contained in the related Pledged Purchased Consumer Note Receivable Files; (i) within thirty (30) days of the receipt by the Servicer of the Developer Mortgage referred to in paragraph (d) above or the Interval Mortgages referred to in paragraph (e) above, an original or a true and complete photocopy of the related, fully executed Title Policy or Title Policies, if any, and (ii) at all times prior to the related, fully executed Title Policy or Title Policies, if any, being included in the Eligible Developer Sale Agreement File, a marked up title commitment, a pro forma title policy or an endorsement of a title insurance commitment deleting standard exceptions which, in each case, provides the same coverage as shall be provided by such related, fully executed Title Policy, if any and

            (e) the related original Underlying Guaranty, if any.

            "Eligible Development" means a Development which:

            (i) is a property developed by an Eligible Developer and managed by such Eligible Developer or managed by a manager approved by RFI or EFI;

            (ii) is a Development which satisfies the Credit and Collection Policy;

            (iii) when added to all other Developments with respect to which Pledged Receivables arose, does not cause the aggregate amount of such Developments to have more than 15% of their Units located outside of the United States;

            (iv) is located in the United States or a recognized resort location outside of the United States which has been approved in writing by the Agent which such approval shall not be unreasonably withheld;

            (v) is affiliated with Resort Condominiums International, Interval International or another comparable timeshare exchange company approved by the Agent;

            (vi) is not bankrupt or insolvent;

            (vii) has not been suspended by Resort Condominiums International, Interval International or any other timeshare exchange company for more than 60 days or, if so suspended by any such entity, such suspension has been revoked and such Development is presently in good standing with such entity;

            (viii) is not currently uninhabitable due to fire, natural disaster or other causes without other satisfactory accommodations having been put into place; and

            (ix) maintains hazard insurance that covers not less than the replacement cost value of the buildings and related common areas and amenities to the extent that such insurance is available under Applicable Law;

it being understood by the parties hereto that, subject to their continued compliance with each of the criteria listed above, each of the Developments listed on Exhibit R hereto shall be Eligible Developments hereunder.

            "Eligible Pledged Consumer Note Receivable" means a Pledged Consumer Note Receivable that satisfies each of the following criteria:

            (a) The related Applicable Underlying Borrower is the sole payee thereof.

            (b) Such Pledged Consumer Note Receivable arises from a bona fide sale by an Applicable Underlying Borrower of one or more Intervals to a Consumer.

            (c) The Interval sale from which it arises has not been canceled by the related Consumer, any statutory or other applicable cancellation or rescission period has expired (or in the case of Interval sales with respect to Presale Consumer Note Receivables and Developments located in Florida or any other jurisdiction which by law entitles a Consumer to an ongoing cancellation or rescission period, no such cancellation or rescission has occurred), and the Interval sale otherwise complies fully with the terms, provisions, and conditions of this Agreement, the other Transaction Documents, the Applicable Underlying Loan Documents, and all Applicable Laws.

            (d) [Intentionally omitted.]

            (e) A down payment and/or other payments have been received by the related Applicable Underlying Borrower from the Consumer who is the maker of the Pledged

      Consumer Note Receivable in an amount equal to at least ten percent (10%) of the original purchase price of the relevant Interval and such Consumer has received no cash or other rebates of any kind with respect to the purchase price of such Interval.

            (f) No monthly installment or any other payment due with respect to such Pledged Consumer Note Receivable is more than thirty (30) days contractually past due at the time of an advance of a Loan hereunder in respect of such Pledged Consumer Note Receivable (except as permitted under subclause (ii) of paragraph (t) below) or more than ninety (90) days contractually past due thereafter.

            (g) If a monthly installment or any other payment due with respect to such Pledged Consumer Note Receivable becomes more than ninety (90) days contractually past due at any time after the date such Pledged Consumer Note is initially Pledged hereunder, then no monthly installment or any other payment due with respect to such Pledged Consumer Note Receivable has been more than sixty (60) days contractually past due during the six months immediately preceding the date such Pledged Consumer
      Note is again Pledged hereunder.

            (h) The interest rate on such Pledged Consumer Note Receivable at the time it is Pledged hereunder is not less than the Facility Funding Rate as of end of most recently ended Remittance Period plus 3%.

            (i) The Consumer who owns the relevant Interval (or has obtained similar rights with respect to the relevant Interval by means of a contract for deed, installment sale contract or other arrangement) has access to a Unit within the related Applicable Development during any use period reserved by or assigned to such Consumer, all in accordance with the Applicable Timeshare Documents.

            (j) The Consumer who owns the relevant Interval (or has obtained similar rights with respect to the relevant Interval by means of a contract for deed, installment sale contract or other arrangement) (i) is the maker of the related Pledged Consumer Note Receivable and (ii) is not an Affiliate of, or related to, or employed by the Applicable Underlying Borrower, RFI, Equivest, or the Borrower.

            (k) The Consumer has no claim against the Applicable Underlying Borrower, RFI, the Borrower, or any Affiliate thereof, or any defense, set-off, or counterclaim with respect to the Pledged Consumer Note Receivable.

            (l) The maximum Outstanding Principal Balance of such Pledged Consumer Note Receivable does not exceed $25,000 per one week/year Interval (except that if such Pledged Consumer Note Receivable relates to a Fractional Interval, the maximum Outstanding Principal Balance shall not exceed $50,000) (or such greater amount as may be approved in writing in advance by Lender).

            (m) [Intentionally omitted.]

            (n) The original of the Pledged Consumer Note Receivable and all related documents have been endorsed by the Applicable Underlying Borrower to RFI, endorsed by RFI to the Borrower and then endorsed by the Borrower to Agent, for the benefit of the Lender, in the manner prescribed by the Lender and delivered to the Custodian as provided in this Agreement (provided that with respect to Pledged Consumer Note Receivables which are Pledged on the date of the initial Borrowing, such endorsements shall be completed within 30 days of the date of this Agreement, it being agreed by the parties hereto that any failure to do so within such time period shall constitute an Early Amortization Event hereunder), and the terms thereof and all instruments related thereto shall comply in all respects with all Applicable Laws.

            (o) (i) Each Unit in the Applicable Development, which the relevant Consumer has the right to occupy, pursuant to the Applicable Timeshare Documents, has been completed and furnished in accordance with the terms and provisions of such Consumer's purchase contract, the Applicable Development's public offering statement, and the other Applicable Timeshare Documents, (ii) a certificate of occupancy for each such Unit (or the building in which the Unit is located) has been issued, and (iii) such Unit is not subject to any Lien (other than the lien created by such Interval Mortgage and the Permitted Liens and Encumbrances) that has not previously been consented to in writing by the Lender.

            (p) The forms of promissory note, mortgage, federal truth-in-lending disclosure statement, purchase contract, and other documents and instruments, in each case, if applicable, relating to the Interval purchase transaction giving rise to such Pledged Consumer Note Receivable have been approved in advance by Lender in writing, which such approval shall not be unreasonably withheld.

            (q) Each such Pledged Consumer Note Receivable was denominated in United States Dollars and, at the time of origination and at all times thereafter, materially conformed to all requirements of the Credit and Collection Policy applicable thereto.

            (r) All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation but only if and to the extent applicable, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940 and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, the Interstate Land Sales Full Disclosure Act, the Real Estate Settlement Procedures Act and all other consumer credit laws and equal credit opportunity and disclosure laws and any regulations promulgated thereunder) in respect of each such Pledged Consumer Note Receivable, the sale of the Intervals related thereto and the sale of credit life and credit accident and health insurance and any extended service contracts in connection with the sale of such Intervals, have been complied with in all material respects.

            (s) Such Pledged Consumer Note Receivable has an original term of not more than 120 months.

            (t) Each such Pledged Consumer Note Receivable, as of the Borrowing Date on which it was Pledged hereunder, (i) had a remaining term of not more than 120 months, (ii) was not at the time of its Pledge hereunder, more than 30 days past due (or 90 days past due with respect to a Pledged Consumer Note Receivable (x) the interest of the Borrower in which was Pledged on the initial Borrowing Date hereunder and (y) that was being lent against under the Prior Loan Facility immediately prior to the initial Borrowing hereunder) and (iii) had no material provision thereof waived, amended, altered or modified in any respect (including, without limitation, as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended) since its origination.

            (u) Each such Pledged Consumer Note Receivable (i) was originated by the Applicable Underlying Borrower in its ordinary course of business and in accordance with its underwriting guidelines and such Applicable Underlying Borrower had all necessary licenses and permits to originate Pledged Consumer Note Receivables in the jurisdiction where the related Eligible Development was located, (ii) was pledged to RFI by the Applicable Underlying Borrower under the related Hypothecation Loan Agreement and the Applicable Underlying Loan Documents and RFI has all necessary licenses and permits to own Pledged Consumer Note Receivables under all applicable law, (iii) was sold by RFI to the Borrower under the RFI/Borrower Receivables Purchase Agreement and the Borrower has all necessary licenses and permits to own Pledged Consumer Note Receivables under all applicable law, (iv) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security related thereto, and (v) which provides for level monthly payments (provided, that the payment in the first month and the final month of the life of the Pledged Consumer Note Receivable may be different from the level payment) which, if made when due, shall fully amortize the debt evidenced by such Pledged Consumer Note Receivable over the original term of such Pledged Consumer Note Receivable.

            (v) Each such Pledged Consumer Note Receivable was originated by the Applicable Underlying Borrower without any fraud or material misrepresentation on the part of the related Applicable Underlying Borrower or the related Consumer. Each such Pledged Consumer Note Receivable was pledged to RFI by the Applicable Underlying Borrower under the related Hypothecation Loan Agreement and the Applicable Underlying Loan Documents without any fraud or material misrepresentation on the part of Applicable Underlying Borrower.

            (w) Each such Pledged Consumer Note Receivable is payable by one or two Consumers, at least one of whom is a natural (and not a corporate) Person, and if a Pledged Consumer Note Receivable is payable by more than one Consumer, each such Consumer is jointly and severally obligated to pay the full amount payable under such Pledged Consumer Note Receivable.

            (x) Each such Pledged Consumer Note Receivable is payable by a Consumer which (i) is not, nor was at any time during the three (3) year period immediately preceding the applicable Purchase Date, subject to any bankruptcy, insolvency, reorganization or similar proceeding (or if such Consumer was at any time during the three (3) year period immediately preceding the applicable Purchase Date, subject to any bankruptcy, insolvency, reorganization or similar proceeding, such Consumer has made at least the immediately preceding twelve monthly payments under such Pledged Consumer Note Receivable without delinquency) and (ii) has not had any real property owned by such Consumer foreclosed or subject to foreclosure.

            (y) No such Pledged Consumer Note Receivable is due from the United States or any State or from any agency, department, subdivision or instrumentality thereof.

            (z) The information pertaining to each such Pledged Consumer Note Receivable set forth in the Schedule of Receivables (as defined in the RFI/Borrower Receivables Purchase Agreement), the related Assignment and each Borrowing Base Certificate, Commercial Paper Remittance Report and Monthly Remittance Report is true and correct.

            (aa) [Intentionally omitted.]

            (bb) Subject to the following sentence, if such Pledged Consumer Note Receivable is secured by a lien on a Fee Simple Interval, an Interval Mortgage related to such Fee Simple Interval is in full force and effect and such Interval Mortgage and assignments thereof from the Applicable Underlying Borrower to RFI, from RFI to the Borrower, and from the Borrower to the Agent, for the benefit of the Lender shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Interval Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required). If such Pledged Consumer Note Receivable is secured by a lien on a Club Membership Fee Simple Interval, an Interval Mortgage covering such Club Membership Fee Simple Interval at the respective applicable Home Resort is in full force and effect and such Interval Mortgage and assignments thereof from the Applicable Underlying Borrower to RFI, from RFI to the Borrower, and from the Borrower to the Agent, for the benefit of the Lender shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Interval Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required).

            (cc) (X) If such Pledged Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Right to Use Interval other than a Club Membership Right to Use Interval (except in the case of an Existing Pledged Consumer Note Receivable), (i) a Developer Mortgage exists which covers the Applicable Development related to such Pledged Consumer Note Receivable and such Developer Mortgage and assignments thereof from RFI to the Borrower, and from the Borrower to the Agent, for the benefit of the Lender shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Developer Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required), (ii) Non-Disturbance Arrangements are in effect with respect to such Right to Use Interval and an Opinion of Counsel has been delivered to the Borrower and the Agent which shall contain an opinion that such Non- Disturbance Arrangements shall remain in full force and effect notwithstanding the occurrence of a Bankruptcy Event with respect to the related Applicable Underlying Borrower or (iii) the related Applicable Underlying Borrower has transferred all of its Developer's Interests to an SPE under terms and conditions satisfactory to the Agent and an Opinion of Counsel has been delivered to the Borrower and the Agent which shall contain an opinion that such transfer constitutes a true sale or absolute transfer of such Developer's Interests from such Applicable Underlying Borrower to such SPE rather than a loan secured by such interest such that (A) such Developer's Interests would not consti tute property of the estate of such Applicable Underlying Borrower under Sec tion 541(a)(1) of the Bankruptcy Code and
      (B) Section 362(a) of the Bankruptcy Code would not apply to stay payments of amounts collected with respect to such Developer's Interests.

                  (Y) If such Pledged Consumer Note Receivable is secured by a lien on a Specific Club Membership Right to Use Interval (except in the case of an Existing Pledged Consumer Note Receivable), (i) a Developer Mortgage exists which covers the Home Resort related to such Pledged Consumer Note Receivable and such Developer Mortgage and assignments thereof from RFI to the Borrower, and from the Borrower to the Agent, for the benefit of the Lender shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Developer Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required), (ii) Non-Disturbance Arrangements are in effect with respect to the Home Resort related to such Specific Club Membership Right to Use Interval and an Opinion of Counsel has been delivered to the Borrower and the Agent which shall contain an opinion that such Non-Disturbance Arrangements shall remain in full force and effect notwithstanding the occurrence of a Bankruptcy Event with respect to the related Applicable Underlying Borrower or (iii) the related Applicable Underlying Borrower has transferred all of its Developer's Interests with respect to such Home Resort and all other Applicable Developments in the same club to an SPE under terms and conditions satisfactory to the Agent and an Opinion of Counsel has been delivered to the Borrower and the Agent which shall contain an opinion that such transfer constitutes a true sale or absolute transfer of such Developer's Interests from such Applicable Underlying Borrower to such SPE rather than a loan secured by such interest such that (A) such Developer's Interests would not constitute property of the estate of such Applicable Underlying Borrower under Section 541(a)(1) of the Bankruptcy Code and (B) Section 362(a) of the Bankruptcy Code would not apply to stay payments of amounts collected with respect to such Developer's Interests.

                  (Z) If such Pledged Consumer Note Receivable is secured by a lien on a Non-Specific Club Membership Right to Use Interval, security interest arrangements satisfactory to the Agent in its reasonable discretion, are in full force and effect with respect to such Pledged Consumer Note Receivables and Non-Specific Club Membership Right to Use Interval;

provided, however, that no UCC financing statements will be required to be filed against any individual Consumer.

            (dd) The Applicable Underlying Borrower owned the Pledged Consumer Note Receivable free and clear of any Adverse Claim immediately prior to its pledge of such Pledged Consumer Note Receivable to RFI.

            (ee) All filings (including, without limitation, UCC and real property filings) required to be made by any Person and all other actions required to be taken or performed by any Person in any jurisdiction to give the Agent, for the benefit of the Lender, a first priority perfected lien on such Pledged Consumer Note Receivables and the proceeds thereof have been made, taken or performed.

            (ff) With respect to each such Pledged Consumer Note Receivable, there exists a Pledged Consumer Note Receivable File and a copy of such Pledged Consumer Note Receivable File is in the possession of the Custodian.

            (gg) No such Pledged Consumer Note Receivable has been satisfied, subordinated or rescinded, and the Applicable Underlying Loan Collateral securing such Pledged Consumer Note Receivable has not been released from the lien of the Agent, for the benefit of the Lender, in whole or in part.

            (hh) No such Pledged Consumer Note Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Pledged Consumer Note Receivable and none of the Applicable Underlying Borrower, the related Consumer, RFI or the Borrower has entered into any agreement with any Person that prohibits, restricts or conditions the assignment of such Pledged Consumer Note Receivable.

            (ii) None of the Applicable Underlying Borrower, the related Consumer, RFI or the Borrower have taken any action to convey any right to any Person that would result in such Person having a right to payments due under such Pledged Consumer Note Receivable or payments received under the related Title Policy, if any, or otherwise to impair the rights of the Borrower, the Agent or the Lender in such Pledged Consumer Note Receivable or the proceeds thereof.

            (jj) No such Pledged Consumer Note Receivable is assumable by another Person in a manner which would release the related Consumer from such Consumer's obligations to the Applicable Underlying Borrower, RFI, the Borrower or the Lender.

            (kk) Each such Pledged Consumer Note Receivable is in full force and effect and constitutes the legal, valid and binding obligation of the related Consumer and is not subject to any right of rescission (or in the case of Interval sales with respect to Presale Consumer Note Receivables and Developments located in Florida or any other jurisdiction which by law entitles a Consumer to an ongoing rescission period, no such rescission has occurred), setoff, counterclaim or defense (except the potential discharge in bankruptcy of such Consumer).

            (ll) There has been no default, breach, violation or event permitting acceleration under the terms of such Pledged Consumer Note Receivable, and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of such Pledged Consumer Note Receivable, and there has been no waiver of any of the foregoing.

            (mm) No selection procedures adverse to RFI, the Borrower, the Agent or the Lender have been utilized in selecting any such Pledged Consumer Note Receivable from all other similar receivables acquired by the Applicable Underlying Borrower.

            (nn) Each such Pledged Consumer Note Receivable has in place with respect thereto an enforceable Developer Repurchase Obligation.

            (oo) No such Pledged Consumer Note Receivable is a Presale Consumer Note Receivable.

            (pp) If such Pledged Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Right to Use Interval, either (i) a Developer Title Policy is in effect which (a) covers the related Applicable Development and all necessary steps have been taken in order to assign RFI's rights as the insured under the aforementioned Developer Title Policy to the Borrower (or to have an endorsement issued granting to the Borrower the rights of an insured under such policy) and to collaterally assign the rights of the Borrower under such Developer Title Policy to the Agent, for the benefit of the Lender,
      (b) is at all times in an amount not less than the acquisition and construction costs incurred by the Developer with respect to the related Applicable Development and (c) was issued by a Title Insurance Company or
      (ii) the

      Borrower shall have been deemed to have made a representation and warranty (the sole remedies for the breach of which shall be that such Pledged Consumer Note Receivable shall no longer be deemed to be an Eligible Receivable and shall be excluded from the Net Eligible Receivables Balance as of the date such breach becomes known by or should have become known by the Borrower or the Servicer) that as of the date such Pledged Consumer Note Receivable is first Pledged hereunder, good and marketable title to the related Applicable Development (except with respect to Fee Simple Intervals previously sold to Consumers) was vested in the related Developer and such Applicable Development is not subject to any monetary liens (except in favor of the Agent, for the benefit of the Lender, or with respect to taxes or assessments which are not delinquent or, if applicable, with respect to an AD&C Mortgage) or other encumbrances which would interfere with the development or the intended use of such Applicable Development.

            (qq) If such Pledged Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Fee Simple Interval, either (i) an Interval Title Policy is in effect which (a) covers such Fee Simple Interval and all necessary steps have been taken in order to assign RFI's rights as the insured under the aforementioned Interval Title Policy to the Borrower (or to have an endorsement issued granting to the Borrower the rights of an insured under such policy) and to collaterally assign such rights from the Borrower to the Agent, for the benefit of the Lender,
      (b) is at all times in an aggregate amount of not less than the outstanding principal amount of such Pledged Consumer Note Receivable and all other Consumer Note Receivables covered by such Interval Title Policy, if any, and (c) was issued by a Title Insurance Company or (ii) the Borrower shall have been deemed to have made a representation and warranty (the sole remedies for the breach of which shall be that such Pledged Consumer Note Receivable shall no longer be deemed to be an Eligible Receivable and shall be excluded from the Net Eligible Receivables Balance as of the date such breach becomes known by or should have become known by the Borrower or the Servicer) that as of the date such Pledged Developer Note Receivable is first Pledged hereunder, good and marketable title to the related Applicable Development (except with respect to other Fee Simple Intervals sold to Consumers) was vested in the related Developer immediately prior to the sale of the Fee Simple Interval related to such Pledged Consumer Note Receivable to the related Consumer and that, upon the consummation of such sale, good and marketable title to such Fee Simple Interval was vested in such Consumer, and such Fee Simple Interval is not subject to any monetary liens (except in favor of the Agent, for the benefit of the Lender, or with respect to taxes and assessments which are not delinquent) or other encumbrances which would interfere with the development or the intended use of such Fee Simple Interval.

            (rr) Such Pledged Consumer Note Receivable secures an Eligible Developer Note Receivable.

            (ss) If such Pledged Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Fee Simple Interval, such Consumer was delivered a deed with respect to such Fee Simple Interval and such deed was duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws.

            (tt) If such Pledged Consumer Note Receivable was an Existing Pledged Consumer Note Receivable or a new Pledged Consumer Note Receivable securing a new advance under an Existing Developer Note Receivable (unless such new Pledged Consumer Note Receivable relates to a New Phase at the Development which is the subject of such Existing Developer Note Receivable) either:

                  (X) an Acceptable Environmental Report covering the Applicable Development related to such Pledged Consumer Note Receivable has been obtained by RFI; or

                  (Y) The Borrower shall have been deemed to have made a representation and warranty (the sole remedies for the breach of which shall be that such Pledged Consumer Note Receivable shall no longer be deemed to be an Eligible Receivable and shall be excluded from the Net Eligible Receivables Balance as of the date such breach becomes known by or should have become known by the Borrower or the Servicer) that as of the date such Pledged Consumer Note Receivable is first Pledged hereunder
      (i) there are no Hazardous Materials on, under, or affecting the Land or any other real property or personal property comprising the Applicable Development related to such Pledged Consumer Note Receivable, except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction, (ii) there are no known or suspected Hazardous Materials located at, used or stored on, or transported to or from such Applicable Development or in such proximity thereto as to create a material risk of contamination of any the Applicable Underlying Loan Collateral except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction; and (iii) there is no friable asbestos within the Units, Common Elements, if any, or elsewhere at such Applicable Development.

            (uu) If such Pledged Consumer Note Receivable is (i) not an Existing Pledged Consumer Note Receivable and (ii) not a new Pledged Consumer Note Receivable securing a new advance under an Existing Developer Note Receivable (unless such new Pledged Consumer Note Receivable relates to a New Phase at the Development which is the subject of such Existing Developer Note Receivable), an Acceptable Environmental Report shall have been obtained by RFI covering the Applicable Development related to such Pledged Consumer Note Receivable (and, if such Pledged Consumer Note Receivable relates to a Club Membership Right to Use Interval or a Club Membership Fee Simple Interval, with respect to each other Development with respect to which the holder of such an Interval has rights, the Borrower shall have been deemed to have made a representation and warranty (the sole remedies for the breach of which shall be that such Pledged Consumer Note Receivable shall no longer be deemed to be an Eligible

      Receivable and shall be excluded from the Net Eligible Receivables Balance as of the date such breach becomes known by or should have become known by the Borrower or the Servicer) that as of the date such Pledged Consumer Note Receivable is first Pledged hereunder (i) there are no Hazardous Materials on, under, or affecting the Land or any other real property or personal property comprising such Development, except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction, (ii) there are no known or suspected Hazardous Materials located at, used or stored on, or transported to or from such Development or in such proximity thereto as to create a material risk of contamination of any the Applicable Underlying Loan Collateral except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction; and (iii) there is no friable asbestos within the Units, Common Elements, if any, or elsewhere at such Development).

            (vv) The Borrower has received certified copies of all insurance policies and endorsements thereto or other evidence of insurance satisfactory to Borrower and Lender, in the reasonable discretion of each, with respect to the Applicable Development relating to such Pledged Consumer Note Receivable and such insurance policies and endorsements thereto shall conform in all material respects with the Credit and Collection Policy and customary practice in the timeshare industry. In addition, the Applicable Underlying Borrower or the Applicable Underlying Seller has obtained and is maintaining or has caused the Applicable Timeshare Owners' Association to obtain and maintain all policies of insurance required by and in accordance with the terms of the Credit and Collection Policy and which are customary in the timeshare industry in the Applicable Jurisdiction.

            (ww) Each Assignment Document exists with respect to such Pledged Consumer Note Receivable and is duly executed and enforceable in accordance with its terms and has been delivered to the Custodian.

            (xx) [Intentionally omitted.]

            (yy) [Intentionally omitted.]

            (zz) [Intentionally omitted.]

            (aaa) [Intentionally omitted.]

            (bbb) [Intentionally omitted.]

            (ccc) The Borrower shall have taken all steps necessary under all applicable law in order to cause a valid, subsisting and enforceable first priority security interest to exist in its favor in such Pledged Consumer Note Receivable and all other Collateral related to such Pledged Consumer Note Receivable (and the proceeds thereof) on or before the Borrowing Date that such Pledged Consumer Note Receivable is Pledged hereunder and immediately prior to the Pledge of such Pledged Consumer Note Receivable by the Borrower to the Agent (for the benefit of the Lender), there shall have existed in favor of the Borrower as secured party, a valid, subsisting and enforceable first priority perfected security interest in all Collateral related to such Receivable (and the proceeds thereof), and such security interest is and shall be prior to all other liens upon and security interests in such Collateral (and the proceeds thereof) that now exist or may hereafter arise or be created; provided, that, any such security interest in the Land, Units and/or Common Elements of an Applicable Development, to the extent evidenced by a Developer Mortgage, may be subordinate to an AD&C Mortgage.

            (ddd) The Borrower shall have taken all steps necessary under all applicable law in order to cause to exist in favor of the Agent, for the benefit of the Lender, a valid, subsisting and enforceable first priority perfected security interest in such Pledged Consumer Note Receivable and all Collateral related to such Pledged Consumer Note Receivable (and the proceeds thereof) on or before the Borrowing Date such Pledged Consumer Note Receivable is Pledged hereunder and upon the Pledge of such Receivable by the Borrower to the Agent (for the benefit of the Lender), there shall exist in favor of the Agent (for the benefit of the Lender) as secured party, a valid, subsisting and enforceable first priority perfected security interest in the Borrower's first priority (or, to the extent such security interest is in the Land, Units and/or Common Elements of an Applicable Development, evidenced by a Developer Mortgage and subordinate to an AD&C Mortgage, second priority) perfected security interest in the Collateral related to such Pledged Consumer Note Receivable (and the proceeds thereof) being Pledged hereunder on such Borrowing Date and such security interest is and shall be prior to all other liens upon and security interests therein that now exist or may hereafter arise or be created.

            (eee) Such Pledged Consumer Note Receivable is not a Defaulted Receivable and, on the date on which such Pledged Consumer Note Receivable was Pledged hereunder, is not a Delinquent Receivable.

Any of the foregoing eligibility criteria may be waived by the Agent and the Lender in accordance with Section 9.01 of this Agreement.

            "Eligible Pledged Presale Consumer Note Receivable" means a Pledged Consumer Note Receivable which constitutes a Presale Consumer Note Receivable that satisfies each of the criteria for an Eligible Pledged Consumer Note Receivable (other than the criteria of such definition set forth in paragraph
(i), subclauses (i) and (ii) of paragraph (o), paragraph (bb), paragraph (oo), paragraph (qq), paragraph (ss) and, solely to the extent that the requirements thereof would require the recordation of an Interval Mortgage, paragraphs (ccc) and (ddd) thereof) and that additionally satisfies each of the following criteria:

            (a) (i) All sales and financing documents relating to such Presale Consumer Note Receivable have been executed and delivered to RFI, (ii) there are no conditions or requirements for the escrow of Consumer deposits or payments required under applicable law or contract relating to the sale which is the subject of such Presale Consumer Note Receivable and (iii) all conditions and requirements with respect to such sale have been completed other than the issuance of the certificate of occupancy for the building in which the Unit related to the applicable Interval is located.

            (b) Such Presale Consumer Note Receivable will meet the criteria set forth in paragraph (i), subclauses (i) and (ii) of paragraph (o), paragraph (bb), paragraph (oo), paragraph (qq), paragraph (ss), paragraph
      (ccc) and paragraph (ddd) in the defined term Eligible Pledged Consumer Note Receivable at the closing of the Interval to which such Presale Consumer Note Receivable relates, which closing shall take place in accordance with the purchase contract for that Interval, but in any event no later than two years from the date of the purchase contract.

            (c) The related Applicable Underlying Borrower shall have posted and shall maintain completion and performance bonds in amounts satisfactory to complete the related Development and in form and substance satisfactory to RFI and the Agent.

            (d) The documentation related to such Presale Consumer Note Receivable shall require the Consumer to make periodic payments of principal and interest on such Presale Consumer Note Receivable prior to the closing of the Interval to which such Presale Consumer Note Receivable relates.

Any of the foregoing eligibility criteria may be waived by the Agent and the Lender in accordance with Section 9.01 of this Agreement.

            "Eligible Presale Consumer Receivable" means an Eligible Pledged Presale Consumer Note Receivable or an Eligible Purchased Presale Consumer Note Receivable.

            "Eligible Purchased Consumer Note Receivable" means a Pledged Purchased Consumer Note Receivable that satisfies each of the following criteria:

            (a) Each Assignment Document exists with respect thereto and is duly executed and enforceable in accordance with its terms and has been delivered to the Custodian.

            (b) The Applicable Underlying Purchase Documents related to such Pledged Purchased Consumer Note Receivable have been approved in writing by the Agent in its reasonable discretion.

            (c) [Intentionally Omitted].

            (d) To the best of RFI's or EFI's knowledge, as applicable, (i) neither the related Applicable Underlying Seller nor the related Applicable Underlying Guarantor, if any, has any claim against RFI, EFI or the Borrower, or any Affiliate thereof, and no defense, set-off, or counterclaim exists with respect to the Developer Repurchase Obligation or any other terms or provisions of the related Eligible Developer Sale Agreement and (ii) the Consumer obligated under such Pledged Purchased Consumer Note Receivable has no claim against the Applicable Underlying Seller, the Applicable Underlying Guarantor, if any, RFI, EFI or the Borrower, or any Affiliate thereof, and no defense, set-off, or counterclaim exists with respect to such Pledged Purchased Consumer Note Receivable.

            (e) The original of such Pledged Purchased Consumer Note Receivable and all related documents and instruments, the terms of each of which shall comply in all material respects with all Applicable Laws, have been endorsed by the Applicable Underlying Seller to RFI or EFI (whichever one is the party with such Applicable Underlying Seller to the relevant Eligible Developer Sale Agreement), by RFI or EFI, as the case may be, to the Borrower and from the Borrower to the Agent (for the benefit of the Lender) in any commercially reasonable manner prescribed by the Lender and have been delivered to Custodian; provided, however, that with respect to the Purchased Consumer Note Receivables which are Pledged on the date of the initial Borrowing, only those Pledged Purchased Consumer Note Receivables related to the Plantation Cove Resort and Plantation Island Resort shall be so endorsed within 30 days of the date of such Borrowing and the failure to complete such endorsement within such time period shall constitute an Early Amortization Event hereunder.

            (f) Each such Pledged Purchased Consumer Note Receivable represents the genuine, legal, valid and binding payment obligation of the related Consumer, enforceable in accordance with its terms and such Consumer had full legal capacity to execute and deliver such Pledged Purchased Consumer Note Receivable, the related Interval Mortgage, if applicable, and any other documents related thereto; and such Pledged Purchased Consumer Note Receivable has not been prepaid or repaid in full.

            (g) Each such Pledged Purchased Consumer Note Receivable was denominated in United States Dollars and, at the time of origination and at all times thereafter, materially conformed to all requirements of the Credit and Collection Policy applicable to such Pledged Purchased Consumer Note Receivable and, in any case, no such Pledged Purchased Consumer Note Receivable has been reserved against or would be required to be written-off pursuant to the Credit and Collection Policy.

            (h) All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation but only if and to the extent applicable, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940 and state adaptations of the National Consumer Act and of the Uniform

      Consumer Credit Code, the Interstate Land Sales Full Disclosure Act, the Real Estate Settlement Procedures Act and all other consumer credit laws and equal credit opportunity and disclosure laws and any regulations promulgated thereunder) in respect of such Pledged Purchased Consumer Note Receivable, the sale of the Intervals related to such Pledged Purchased Consumer Note Receivable and the sale of credit life and credit accident and health insurance and any extended service contracts in connection with the sale of the Intervals related to such Pledged Purchased Consumer Note Receivable, have been complied with in all material respects.

            (i) Such Pledged Purchased Consumer Note Receivable is not a Defaulted Receivable and, on the date on which such Pledged Purchased Consumer Note Receivable was Pledged hereunder, is not a Delinquent Receivable.

            (j) The Coupon Rate set forth in such Pledged Purchased Consumer Note Receivable shall be not less than the Minimum APR with respect to such Pledged Purchased Consumer Note Receivable on the date on which it was Pledged hereunder.

            (k) Such Pledged Purchased Consumer Note Receivable arises from a bona fide sale by an Applicable Underlying Seller of one or more Intervals to a Consumer.

            (l) The Interval sale from which it arises has not been canceled by the related Consumer, any statutory or other applicable cancellation or rescission period has expired (or in the case of Interval sales with respect to Presale Consumer Note Receivables and Developments located in Florida or any other jurisdiction which by law entitles a Consumer to an ongoing cancellation or rescission period, no such cancellation or rescission has occurred), and the Interval sale otherwise complies fully with the terms, provisions, and conditions of this Agreement, the other Transaction Documents, the Applicable Underlying Purchase Documents, and all Applicable Laws.

            (m) Subject to the following sentence, if such Pledged Purchased Consumer Note Receivable is secured by a lien on a Fee Simple Interval, an Interval Mortgage covering such Fee Simple Interval is in full force and effect and such Interval Mortgage and assignments thereof from the Applicable Underlying Seller to RFI, from RFI to the Borrower, and from the Borrower to the Agent, for the benefit of the Lender shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Interval Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required). If such Pledged Purchased Consumer Note Receivable is secured by a lien on a Club Membership Fee Simple Interval, an Interval Mortgage covering such Club Membership Fee Simple Interval at the respective applicable Home Resort is in full force and effect and such Interval Mortgage and assignments thereof from the Applicable Underlying Borrower to RFI, from RFI to the Borrower, and from the Borrower to the Agent, for the benefit of the Lender shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Interval Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required).

            (n) (X) If such Pledged Purchased Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Right to Use Interval other than a Club Membership Right to Use Interval (except in the case of an Existing Purchased Consumer Note Receivable), (i) a Developer Mortgage exists which covers the Applicable Development related to such Pledged Purchased Consumer Note Receivable and such Developer Mortgage and assignments thereof from RFI to the Borrower, and from the Borrower to the Agent, for the benefit of the Lender shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Developer Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required), (ii) Non-Disturbance Arrangements are in effect with respect to such Right to Use Interval and an Opinion of Counsel has been delivered to the Borrower and the Agent which shall contain an opinion that such Non-Disturbance Arrangements shall remain in full force and effect notwithstanding the occurrence of a Bankruptcy Event with respect to the related Applicable Underlying Seller or (iii) the related Applicable Underlying Seller has transferred all of its Developer's Interests to an SPE under terms and conditions satisfactory to the Agent and an Opinion of Counsel has been delivered to the Borrower and the Agent which shall contain an opinion that such transfer constitutes a true sale or absolute transfer of such Developer's Interests from such Applicable Underlying Seller to such SPE rather than a loan secured by such interest such that (A) such Developer's Interests would not constitute property of the estate of such Applicable Underlying Seller under Section 541(a)(1) of the Bankruptcy Code and (B) Section 362(a) of the Bankruptcy Code would not apply to stay payments of amounts collected with respect to such Developer's Interests.

                  (Y) If such Pledged Purchased Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Specific Club Membership Right to Use Interval (except in the case of an Existing Purchased Consumer Note Receivable), (i) a Developer Mortgage exists which covers the Home Resort related to such Pledged Purchased Consumer Note Receivable and such Developer Mortgage and assignments thereof from RFI to the Borrower, and from the Borrower to the Agent, for the benefit of the Lender shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Developer Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required), (ii) Non-Disturbance Arrangements are in effect with respect to the Home Resort related to such Specific Club Membership Right to Use Interval and an Opinion of Counsel has been delivered to the Seller and the Agent which shall contain an opinion that such Non-Disturbance Arrangements shall remain in full force and effect notwithstanding the occurrence of a Bankruptcy Event with respect to the related Applicable Underlying Seller or (iii) the related Applicable Underlying Seller has transferred all of its Developer's Interests with respect to such Home Resort and all other

      Applicable Developments in the same club to an SPE under terms and conditions satisfactory to the Agent and an Opinion of Counsel has been delivered to the Seller and the Agent which shall contain an opinion that such transfer constitutes a true sale or absolute transfer of such Developer's Interests from such Applicable Underlying Seller to such SPE rather than a loan secured by such interest such that (A) such Developer's Interests would not constitute property of the estate of such Applicable Underlying Seller under Section 541(a)(1) of the Bankruptcy Code and (B)
      Section 362(a) of the Bankruptcy Code would not apply to stay payments of amounts collected with respect to such Developer's Interests.

                  (Z) If such Pledged Purchased Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Non-Specific Club Membership Right to Use Interval, security interest arrangements satisfactory to the Agent in its reasonable discretion, are in full force and effect with respect to such Pledged Purchased Consumer Note Receivable and Non-Specific Club Membership Right to Use Interval; provided, however, that no UCC financing statements will be required to be filed against any individual Consumer.

            (o) A down payment and/or other payments have been received by the related Applicable Underlying Seller from the Consumer who is the maker of the Pledged Purchased Consumer Note Receivable in an amount equal to at least ten percent (10%) of the original purchase price of the relevant Interval and such Consumer has received no cash or other rebates of any kind with respect to the purchase price of such Interval.

            (p) No monthly installment or any other payment due with respect to such Pledged Purchased Consumer Note Receivable is more than thirty (30) days contractually past due at the time of an advance of a Loan hereunder in respect of such Pledged Purchased Consumer Note Receivable (except as permitted under subclause (ii) of para graph (cc) below) or more than ninety (90) days contractually past due thereafter.

            (q) If a monthly installment or any other payment due with respect to such Pledged Purchased Consumer Note Receivable becomes more than ninety (90) days contractually past due at any time after the date such Pledged Purchased Consumer Note is initially Pledged hereunder, then no monthly installment or any other payment due with respect to such Pledged Purchased Consumer Note Receivable has been more than sixty (60) days contractually past due during the six months immediately preceding the date such Pledged Purchased Consumer Note is again Pledged hereunder.

            (r) The interest rate on the Pledged Purchased Consumer Note Receivable at the time of its Pledge hereunder is not less than the Facility Funding Rate as of end of most recently ended Remittance Period plus 3%.

            (s) The Consumer who owns the relevant Interval (or has obtained similar rights with respect to the relevant Interval by means of a contract for deed, installment sale contract or other arrangement) has access to a Unit within the Applicable Development during any use period reserved by or assigned to such Consumer, all in accordance with the Applicable Timeshare Documents.

            (t) The Consumer who owns the relevant Interval (or has obtained similar rights with respect to the relevant Interval by means of a contract for deed, installment sale contract or other arrangement) (i) is the maker of the related Pledged Purchased Consumer Note Receivable and
      (ii) is not an Affiliate of, or related to, or employed by the Applicable Underlying Seller, RFI, EFI, Equivest or the Borrower.

            (u) The relevant Consumer has no claim against the Applicable Underlying Seller, RFI, EFI, the Borrower, or any Affiliate thereof, or any defense, set-off, or counterclaim with respect to the Pledged Purchased Consumer Note Receivable.

            (v) The maximum Outstanding Principal Balance of such Pledged Purchased Consumer Note Receivable does not exceed $25,000 per one week/year Interval (except that if such Pledged Purchased Consumer Note Receivable relates to a Fractional Interval, the maximum Outstanding Principal Balance shall not exceed $50,000) (or such greater amount as may be approved in writing in advance by Lender).

            (w) [Intentionally omitted.]

            (x) [Intentionally Omitted.]

            (y) (i) Each Unit in the Applicable Development, which the relevant Consumer has the right to occupy, pursuant to the Applicable Timeshare Documents, has been completed and furnished in accordance with the terms and provisions of such Consumer's purchase contract, the Applicable Development's public offering statement, and the other Applicable Timeshare Documents, (ii) a certificate of occupancy for each such Unit (or the building in which the Unit is located) has been issued, and (iii) such Unit is not subject to any Lien (other than the lien created by such Interval Mortgage and the Permitted Liens and Encumbrances) that has not previously been consented to in writing by the Lender.

            (z) The forms of promissory note, mortgage, if applicable, federal truth-in-lending disclosure statement, if applicable, purchase contract, and other documents and instruments relating to the Interval purchase transaction giving rise to such Pledged Purchased Consumer Note Receivable have been approved in advance by Lender in writing.

            (aa) [Intentionally Omitted].

            (bb) Such Pledged Purchased Consumer Note Receivable has an original term of not more than 120 months.


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

            (cc) Each such Pledged Purchased Consumer Note Receivable, as of the Borrowing Date on which it was Pledged hereunder, (i) had a remaining term of not more than 120 months, (ii) had not at any time during the past 90 days been more than 120 days past due and was not, at the time of its Pledge hereunder, more than 30 days past due (or 90 days past due with respect to a Pledged Purchased Consumer Note Receivable (x) the interest of the Borrower in which was Pledged on the initial Borrowing Date hereunder and (y) that was being lent against under the Prior Loan Facility immediately prior to the initial Borrowing hereunder) and (iii) had no material provision thereof waived, amended, altered or modified in any respect (including, without limitation, as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended) since its origination.

            (dd) Each such Pledged Purchased Consumer Note Receivable (i) was originated by the Applicable Underlying Seller in its ordinary course of business and in accordance with its underwriting guidelines (and such Applicable Underlying Seller had all necessary licenses and permits to originate Pledged Purchased Consumer Note Receivables in the jurisdiction where the related Eligible Development was located), (ii) was sold to RFI or EFI by the Applicable Underlying Seller under an Eligible Developer Sale Agreement, which provides for a Developer Repurchase Obligation and which remains in full force and effect, and the other Applicable Underlying Purchase Documents, each of which remains in full force and effect, (and RFI or EFI, as applicable, has all necessary licenses and permits to own such Pledged Purchased Consumer Note Receivables under all applicable law), (iii) was sold by RFI or EFI, as the case may be, to the Borrower under the applicable Borrower Receivables Purchase Agreement (and the Borrower has all necessary licenses and permits to own Pledged Purchased Consumer Note Receivables under all applicable law), (iv) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security related thereto, and (v) provides for level monthly payments (provided, that the payment in the first month and the final month of the life of the Pledged Purchased Consumer Note Receivable may be different from the level payment) which, if made when due, shall fully amortize the debt evidenced by such Pledged Purchased Consumer Note Receivable over the original term of such Pledged Purchased Consumer Note Receivable.

            (ee) Each such Pledged Purchased Consumer Note Receivable was originated by the Applicable Underlying Seller without any fraud or material misrepresentation on the part of the related Applicable Underlying Seller or the related Consumer. Each such Pledged Purchased Consumer Note Receivable was sold to RFI or EFI, as the case may be, by the Applicable Underlying Seller under the related Applicable Underlying Purchase Documents without any fraud or material misrepresentation on the part of Applicable Underlying Seller.

            (ff) Each such Pledged Purchased Consumer Note Receivable is payable by one or two Consumers, at least one of whom is a natural (and not a corporate) Person, and if a Pledged Purchased Consumer Note Receivable is payable by more than one Consumer, each such Consumer is jointly and severally obligated to pay the full amount payable under such Pledged Purchased Consumer Note Receivable.

            (gg) Each such Pledged Purchased Consumer Note Receivable is payable by a Consumer which is not, nor was at any time during the three (3) year period immediately preceding the applicable Purchase Date, subject to any bankruptcy, insolvency, reorganization or similar proceeding (or if such Consumer was at any time during the three (3) year period immediately preceding the applicable Purchase Date, subject to any bankruptcy, insolvency, reorganization or similar proceeding, such Consumer has made at least the immediately preceding twelve monthly payments under such Pledged Purchased Consumer Note Receivable without delinquency) and (ii) has not had any real property owned by such Consumer foreclosed or currently subject to foreclosure.

            (hh) No such Pledged Purchased Consumer Note Receivable is due from the United States or any State or from any agency, department, subdivision or instrumentality thereof.

            (ii) The information pertaining to each such Pledged Purchased Consumer Note Receivable set forth in the Schedule of Receivables (as defined in the applicable Borrower Receivables Purchase Agreement), the related Assignment and each Borrowing Base Certificate, Commercial Paper Remittance Report and Monthly Remittance Report is true and correct.

            (jj) [Intentionally Omitted.]

            (kk) The Borrower shall have taken all steps necessary under all applicable law in order to cause a valid, subsisting and enforceable first priority ownership interest to exist in its favor in such Pledged Purchased Consumer Note Receivable, the Applicable Underlying Purchased Note Collateral and all other Collateral related to such Pledged Purchased Consumer Note Receivable (and the proceeds thereof) on or before the Borrowing Date that such Pledged Purchased Consumer Note Receivable is Pledged hereunder and immediately prior to the Pledge of such Pledged Purchased Consumer Note Receivable by the Borrower to the Agent (for the benefit of the Lender), there shall have existed in favor of the Borrower as secured party, a valid, subsisting and enforceable first priority perfected security interest in the Applicable Underlying Purchased Note Collateral and all other such Collateral related to such Receivable (and the proceeds thereof), and such security interest is and shall be prior to all other liens upon and security interests in such Applicable Underlying Purchased Note Collateral and other such Collateral (and the proceeds thereof) that now exist or may hereafter arise or be created; provided, that, any such security interest in the Land, Units and/or Common Elements of an Applicable Development, to the extent evidenced by a Developer Mortgage, may be subordinate to an AD&C Mortgage.

            (ll) The Borrower shall have taken all steps necessary under all applicable law in order to cause to exist in favor of the Agent, for the benefit of the Lender, a valid, subsisting and enforceable first priority perfected lien in such Pledged Purchased Consumer Note Receivable, the Applicable Underlying Purchased Note Collateral and all other Collateral related to each such Pledged Purchased Consumer Note Receivable (and the proceeds thereof) on or before the Borrowing Date such Pledged Purchased Consumer Note Receivable is Pledged hereunder and upon the Pledge of such Receivable by the Borrower to the Agent (for the benefit of the Lender), there shall exist in favor of the Agent (for the benefit of the Lender) as secured party, a valid, subsisting and enforceable first priority perfected security interest in such Pledged Purchased Consumer Note Receivable and in the Borrower's first priority (or, to the extent such security interest is in the Land, Units and/or Common Elements of an Applicable Development, evidenced by a Developer Mortgage and subordinate to an AD&C Mortgage, second priority) perfected security interest in the Applicable Underlying Purchased Note Collateral and all other Collateral related to such Pledged Purchased Consumer Note Receivable (and the proceeds thereof) being Pledged hereunder on such Borrowing Date and such security interest is and shall be prior to all other liens upon and security interests therein that now exist or may hereafter arise or be created.

            (mm) [Intentionally omitted.]

            (nn) The Applicable Underlying Seller owned the Pledged Purchased Consumer Note Receivable free and clear of any Adverse Claim immediately prior to its sale of such Pledged Purchased Consumer Note Receivable to RFI or EFI, as the case may be, and has taken all steps necessary under all applicable law in order to cause to exist in favor of the Agent, for the benefit of the Lender, a valid, subsisting and enforceable first priority perfected security interest in the Borrower's valid, subsisting and enforceable first priority perfected security interest in such Pledged Purchased Consumer Note Receivable (and the proceeds thereof).

            (oo) All filings (including, without limitation, UCC and real property filings) required to be made by any Person and all other actions required to be taken or performed by any Person in any jurisdiction to give the Agent, for the benefit of the Lender, a first priority perfected lien on such Pledged Purchased Consumer Note Receivables and the proceeds thereof have been made, taken or performed.

            (pp) With respect to each such Pledged Purchased Consumer Note Receivable, there exists a Pledged Purchased Consumer Note Receivable File and a copy of such Pledged Purchased Consumer Note Receivable File is in the possession of the Custodian.

            (qq) No such Pledged Purchased Consumer Note Receivable has been satisfied, subordinated or rescinded, and the Applicable Underlying Purchased Note Collateral securing such Pledged Purchased Consumer Note Receivable has not been released from the lien of the Agent, for the benefit of the Lender, in whole or in part.

            (rr) No such Pledged Purchased Consumer Note Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Pledged Purchased Consumer Note Receivable and none of the Applicable Underlying Seller, the related Consumer, RFI, EFI or the Borrower has entered into any agreement with any Person that prohibits, restricts or conditions the assignment of such Pledged Purchased Consumer Note Receivable.

            (ss) None of the Applicable Underlying Seller, the related Consumer, RFI, EFI or the Borrower have taken any action to convey any right to any Person that would result in such Person having a right to payments due under such Pledged Purchased Consumer Note Receivable or payments received under the related Title Policy, if applicable, or otherwise to impair the rights of the Borrower, the Agent or the Lender in such Pledged Purchased Consumer Note Receivable, the Applicable Underlying Purchased Note Collateral securing such Pledged Purchased Consumer Note Receivable or the proceeds thereof.

            (tt) No such Pledged Purchased Consumer Note Receivable is assumable by another Person in a manner which would release the related Consumer from such Consumer's obligations to the Applicable Underlying Seller, RFI, EFI, the Borrower or the Lender.

            (uu) Each such Pledged Purchased Consumer Note Receivable is in full force and effect and constitutes the legal, valid and binding obligation of the related Consumer and is not subject to any right of rescission (or in the case of a Pledged Purchased Consumer Note Receivable executed in connection with an Interval sale with respect to a Development located in Florida or any other jurisdiction which by law entitles a Consumer to an ongoing rescission period, no such rescission has occurred), setoff, counterclaim or defense (except the potential discharge in bankruptcy of such Consumer).

            (vv) There has been no default, breach, violation or event permitting acceleration under the terms of such Pledged Purchased Consumer Note Receivable, and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of such Pledged Purchased Consumer Note Receivable, and there has been no waiver of any of the foregoing.

            (ww) No selection procedures adverse to RFI, EFI, the Borrower, the Agent or the Lender have been utilized in selecting any such Pledged Purchased Consumer Note

      Receivable from all other similar receivables acquired by the Applicable Underlying Seller.

            (xx) Each such Pledged Purchased Consumer Note Receivable has in place with respect thereto an enforceable Developer Repurchase Obligation.

            (yy) No such Pledged Purchased Consumer Note Receivable is a Presale Consumer Note Receivable.

            (zz)  [Intentionally omitted.]

            (aaa) [Intentionally omitted.]

            (bbb) [Intentionally omitted.]

            (ccc) Upon inclusion of such Pledged Purchased Consumer Note Receivable in the Net Eligible Receivables Balance, the Weighted Average APR of all Primary Level Eligible Receivables shall be at least 12%.

            (ddd) If such Pledged Purchased Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Right to Use Interval and was sold to EFI by a Developer which is an Affiliate of Equivest (and such Pledged Purchased Consumer Note Receivable was not an Existing Purchased Consumer Note Receivable or a new Pledged Purchased Consumer Note Receivable sold under the terms of an Existing Eligible Developer Sale Agreement unless such new Pledged Purchased Consumer Note Receivable relates to a New Phase at the Development which is the subject of such Existing Eligible Developer Sale Agreement), a Developer Title Policy is in effect which (i) covers the related Applicable Development and all necessary steps have been taken in order to assign RFI's or EFI's rights as the insured party under the aforementioned Developer Title Policy to the Borrower (or to have an endorsement issued granting to the Borrower the rights of an insured under such policy) and to collaterally assign such rights from the Borrower to the Agent, for the benefit of the Lender, (ii) is at all times in an amount not less than the acquisition and construction costs incurred by the Developer with respect to the related Applicable Development and (iii) was issued by a Title Insurance Company.

            (eee) If such Pledged Purchased Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Fee Simple Interval and was sold to EFI by a Developer which is an Affiliate of Equivest (and such Pledged Purchased Consumer Note Receivable was not an Existing Purchased Consumer Note Receivable or a new Pledged Purchased Consumer Note Receivable sold under the terms of an Existing Eligible Developer Sale Agreement unless such new Pledged Purchased Consumer Note Receivable relates to a New Phase at the Development which is the subject of such Existing Eligible Developer Sale Agreement), an Interval Title Policy is in effect which

      (i) covers such Fee Simple Interval and all necessary steps have been taken in order to assign RFI's or EFI's rights as the insured party under the aforementioned Interval Title Policy to the Borrower (or to have an endorsement issued granting to the Borrower the rights of an insured under such policy) and to collaterally assign such rights from the Borrower to the Agent, for the benefit of the Lender, (ii) is at all times in an amount of not less than the outstanding principal amount of such Pledged Purchased Consumer Note Receivable and (iii) was issued by a Title Insurance Company.

            (fff) If such Pledged Purchased Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Right to Use Interval and was sold to RFI or EFI by a Developer which is (X) not an Affiliate of Equivest or (Y) an Affiliate of Equivest (and, in the case of clause (Y), such Pledged Purchased Consumer Note Receivable was an Existing Purchased Consumer Note Receivable or a new Pledged Purchased Consumer Note Receivable sold under the terms of an Existing Eligible Developer Sale Agreement unless such new Pledged Purchased Consumer Note Receivable relates to a New Phase at the Development which is the subject of such Existing Eligible Developer Sale Agreement), either (i) a Developer Title Policy is in effect which (a) covers the related Applicable Development and all necessary steps have been taken in order to assign RFI's or EFI's rights as the insured party under the aforementioned Developer Title Policy to the Borrower (or to have an endorsement issued granting to the Borrower the rights of an insured under such policy) and to collaterally assign such rights from the Borrower to the Agent, for the benefit of the Lender, (b) is at all times in an amount not less than the acquisition and construction costs incurred by the Developer with respect to the related Applicable Development and (c) was issued by a Title Insurance Company or (ii) the Borrower shall have been deemed to have made a representation and warranty (the sole remedies for the breach of which shall be that such Pledged Purchased Consumer Note Receivable shall no longer be deemed to be an Eligible Receivable and shall be excluded from the Net Eligible Receivables Balance as of the date such breach becomes known by or should have become known by the Borrower or the Servicer) that as of the date such Pledged Purchased Consumer Note Receivable is first Pledged hereunder, good and marketable title to the related Applicable Development was vested in the related Developer and such Applicable Development is not subject to any monetary liens (except in favor of the Agent, for the benefit of the Lender, or with respect to taxes and assessments which are not delinquent or, if applicable, with respect to an AD&C Mortgage) or other encumbrances which would interfere with the development or the intended use of such Applicable Development.

            (ggg) If such Pledged Purchased Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Fee Simple Interval and was sold to RFI or EFI by a Developer which is (X) not an Affiliate of Equivest or (Y) an Affiliate of Equivest (and, in the case of clause (Y), such Pledged Purchased Consumer Note Receivable was an Existing Purchased Consumer Note Receivable or a new Pledged Purchased Consumer Note Receivable sold under the terms of an Existing Eligible Developer Sale Agreement unless such new Pledged Purchased Consumer Note

      Receivable relates to a New Phase at the Development which is the subject of such Existing Eligible Developer Sale Agreement), either (i) an Interval Title Policy is in effect which (a) covers such Fee Simple Interval and all necessary steps have been taken in order to assign RFI's or EFI's rights as the insured party under the aforementioned Interval Title Policy to the Borrower (or to have an endorsement issued granting to the Borrower the rights of an insured under such policy) and to collaterally assign such rights from the Borrower to the Agent, for the benefit of the Lender, (b) is at all times in an aggregate amount of not less than the outstanding principal amount of such Pledged Purchased Consumer Note Receivable and all other Consumer Note Receivables covered by such Interval Title Policy, if any, and (c) was issued by a Title Insurance Company or (ii) the Borrower shall have been deemed to have made a representation and warranty (the sole remedies for the breach of which shall be that such Pledged Purchased Consumer Note Receivable shall no longer be deemed to be an Eligible Receivable and shall be excluded from the Net Eligible Receivables Balance as of the date such breach becomes known by or should have become known by the Borrower or the Servicer) that as of the date such Pledged Purchased Consumer Note Receivable is first Pledged hereunder, good and marketable title to the related Development (except with respect to other Fee Simple Intervals sold to Consumers) was vested in the related Developer immediately prior to the sale of the Fee Simple Interval related to such Pledged Purchased Consumer Note Receivable to the related Consumer and that, upon the consummation of such sale, good and marketable title to such Fee Simple Interval was vested in such Consumer, and such Fee Simple Interval is not subject to any monetary liens (except in favor of the Agent, for the benefit of the Lender, or with respect to taxes and assessments which are not delinquent) or other encumbrances which would interfere with the development or the intended use of such Fee Simple Interval.

            (hhh) If such Pledged Purchased Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Fee Simple Interval, such Consumer was delivered a deed with respect to such Fee Simple Interval and such deed was duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws.

            (iii) If such Pledged Purchased Consumer Note Receivable was an Existing Purchased Consumer Note Receivable or a new Pledged Purchased Consumer Note Receivable sold under the terms of an Existing Eligible Developer Sale Agreement (unless such new Pledged Purchased Consumer Note Receivable relates to a New Phase at the Development which is the subject of such Existing Eligible Developer Sale Agreement) either:

                  (X) an Acceptable Environmental Report has been obtained by
            RFI or EFI, as applicable, covering the Applicable Development related to such Pledged Purchased Consumer Note Receivable; or

                  (Y) the Borrower shall have been deemed to have made a
            representation and warranty (the sole remedies for the breach of which shall be that such Pledged Purchased Consumer Note Receivable shall no longer be deemed to be an Eligible Receivable and shall be excluded from the Net Eligible Receivables Balance as of the date such breach becomes known by or should have become known by the Borrower or the Servicer) that as of the date such Pledged Purchased Consumer Note Receivable is first Pledged hereunder (i) there shall be no Hazardous Materials on, under, or affecting the Land or any other real property or personal property comprising the Applicable Development related to such Pledged Purchased Consumer Note Receivable, except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction, (ii) there are no known or suspected Hazardous Materials located at, used or stored on, or transported to or from such Applicable Development or in such proximity thereto as to create a material risk of contamination of any Applicable Underlying Purchased Note Collateral except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction; and (iii) there is no friable asbestos within the Units, Common Elements, if any, or elsewhere at such Applicable Development or, if asbestos is found to be present in any part of the Applicable Development, that such presence is of a nature or magnitude that is able to be removed by a licensed removal contractor for a guaranteed maximum sum reasonably satisfactory to the Borrower and the Lender.

            (jjj) If such Pledged Purchased Consumer Note Receivable is (i) not an Existing Purchased Consumer Note Receivable or (ii) a new Pledged Purchased Consumer Note Receivable sold under the terms of an Existing Eligible Developer Sale Agreement (which such new Pledged Purchased Consumer Note Receivable relates to a New Phase at the Development which is the subject of such Existing Eligible Developer Sale Agreement), an Acceptable Environmental Report has been obtained by RFI or EFI, as applicable, covering the Applicable Development related to such Pledged Purchased Consumer Note Receivable (and, if such Pledged Purchased Consumer Note Receivable relates to a Club Membership Right to Use Interval or a Club Membership Fee Simple Interval, with respect to each other Development with respect to which the holder of such an Interval has rights, the Borrower shall have been deemed to have made a representation and warranty (the sole remedies for the breach of which shall be that such Pledged Purchased Consumer Note Receivable shall no longer be deemed to be an Eligible Receivable and shall be excluded from the Net Eligible Receivables Balance as of the date such breach becomes known by or should have become known by the Borrower or the Servicer) that as of the date such Pledged Purchased Consumer Note Receivable is first Pledged hereunder
      (i) there shall be no Hazardous Materials on, under, or affecting the Land or any other real property or personal property comprising such Development, except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction,
      (ii) there are no known or suspected Hazardous Materials located at, used or stored on, or transported to or from such Development or in such proximity thereto as to create a material risk of contamination of any Applicable Underlying Purchased Note Collateral except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction; and
      (iii) there is no friable asbestos within the Units, Common Elements, if any, or elsewhere at such Development or, if asbestos is found to be present in any part of such Development, that such presence is of a nature or magnitude that is able to be removed by a licensed removal contractor for a guaranteed maximum sum reasonably satisfactory to the Borrower and the Lender).

            (kkk) The Borrower has received certified copies of all insurance policies and endorsements thereto or other evidence of insurance satisfactory to Borrower and Lender, in the reasonable discretion of each, with respect to the Applicable Development relating to such Pledged Purchased Consumer Note Receivable and such insurance policies and endorsements thereto shall conform in all material respects with the Credit and Collection Policy and customary practice in the timeshare industry in the Applicable Jurisdiction. In addition, the Applicable Underlying Borrower or the Applicable Underlying Seller has obtained and is maintaining or has caused the Applicable Timeshare Owners' Association to obtain and maintain all policies of insurance required by and in accordance with the terms of the Credit and Collection Policy and which are customary in the timeshare industry in the Applicable Jurisdiction.

Any of the foregoing eligibility criteria may be waived by the Agent and the Lender in accordance with Section 9.01 of this Agreement.

            "Eligible Purchased Presale Consumer Note Receivable" means a Purchased Consumer Note Receivable which constitutes a Presale Consumer Note Receivable that satisfies each of the criteria for an Eligible Purchased Consumer Note Receivable (other than the criteria of such definition set forth in paragraph (m), paragraph (s), subclauses (i) and (ii) of paragraph (y), paragraph (yy), paragraph (eee), paragraph (hhh) and, solely to the extent that the requirements thereof would require the recordation of an Interval Mortgage, paragraphs (kk), (ll) and (ggg) thereof) and that additionally satisfies each of the following criteria:

            (a) (i) All sales and financing documents relating to such Presale Consumer Note Receivable have been executed and delivered to RFI or EFI,
      (ii) there are no conditions or requirements for the escrow of Consumer deposits or payments required under applicable law or contract relating to the sale which is the subject of such Presale Consumer Note Receivable and
      (iii) all conditions and requirements with respect to such sale have been completed other than the issuance of the certificate of occupancy for the building in which the Unit related to the applicable Interval is located.

            (b) Such Presale Consumer Note Receivable will meet the criteria set forth in paragraph (m), paragraph (s), subclauses (i) and (ii) of paragraph (y), paragraph (yy), paragraph (eee), paragraph (hhh), paragraph
      (kk), paragraph (ll) and paragraph (ggg) in the defined term Eligible Purchased Consumer Note Receivable at the closing of the

      Interval to which such Presale Consumer Note Receivable relates, which closing shall take place in accordance with the purchase contract for that Interval, but in any event no later than two years from the date of the purchase contract.

            (c) The related Applicable Underlying Seller shall have posted and shall maintain completion and performance bonds in amounts satisfactory to complete the related Development and in form and substance satisfactory to RFI or EFI and the Agent.

            (d) The documentation related to such Presale Consumer Note Receivable shall require the Consumer to make periodic payments of principal and interest on such Presale Consumer Note Receivable prior to the closing of the Interval to which such Presale Consumer Note Receivable relates.

Any of the foregoing eligibility criteria may be waived by the Agent and the Lender in accordance with Section 9.01 of this Agreement.

            "Eligible Receivable" means, at any time, an Eligible Developer Note Receivable, an Eligible Pledged Consumer Note Receivable, an Eligible Purchased Consumer Note Receivable, an Eligible Pledged Presale Consumer Note Receivable or an Eligible Purchased Presale Consumer Note Receivable.

            "Eligible Receivables Balance" means, at any time, the sum of the Outstanding Principal Balances of all Consumer Level Eligible Receivables at such time.

            "Encumbered Interval" means any Interval that is encumbered by the lien of an Interval Mortgage or which otherwise serves as collateral for the payment of a Pledged Purchased Consumer Note Receivable or a Pledged Consumer Note Receivable.

            "Encumbered Personal Property" means, to the extent applicable, all furniture, furnishings, fixtures, appliances, equipment, inventory, supplies, accounts, chattel paper, and general intangibles at any time located at, arising out of the use of, and/or used or useful in connection with the management or operation of any Encumbered Interval, whether now owned or hereafter acquired by the Borrower or an Applicable Underlying Borrower, together with all improvements and accessions thereto and replacements thereof and the cash and non-cash proceeds thereof, a lien against which constitutes Applicable Underlying Loan Collateral or Applicable Underlying Purchased Note Collateral for a Receivable.

            "Environmental Laws" means, if and to the extent applicable, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended from time to time ("RCRA"), the Superfund Amendments and Reauthorization Act of 1986, as amended, the federal Clean Air Act, the federal Clean Water Act, the federal Safe Drinking Water Act, the federal Toxic Substances Control Act, the federal Hazardous Materials Transportation Act, the federal Emergency Planning and Community Right to Know Act of 1986, the federal

Endangered Species Act, the federal Occupational Safety and Health Act of 1970, the federal Water Pollution Control Act, and any and all comparable statutes or ordinances enacted in an Applicable Jurisdiction (including any Applicable Jurisdiction outside of the United States), as all of the foregoing laws may be amended from time to time, and any rules or regulations promulgated pursuant to the foregoing; together with any similar local, state or federal statutes, ordinances, rules, or regulations, either in existence as of the date hereof or enacted or promulgated after the date of this Agreement, that concern the management, control, storage, discharge, treatment, containment, removal, and/or transport of Hazardous Materials or other substances that are or may become a threat to public health or the environment; together with any common law theory involving Hazardous Materials or substances that are (or alleged to be) hazardous to human health or the environment, based on nuisance, trespass, negligence, strict liability, or other tortious conduct, or any other federal, state, or local statute, ordinance, regulation, rule, policy, or determination pertaining to health, hygiene, the environment, or environmental conditions.

            "EPA" means the United States Environmental Protection Agency.

            "Equivest" means Equivest Finance Inc., a Delaware corporation.

            "ERISA" means the United States Employee Retirement Income Security Act of 1974, as amended from time to time.

            "Eurodollar Disruption Event" means any of the following: (i) a determination by the Lender that it would be contrary to law or to the directive of any central bank or other governmental authority (whether or not having the force of law) to obtain United States dollars in the London interbank market to make, fund or maintain any Loan, (ii) a determination by the Lender that the rate at which deposits of United States dollars are being offered in the London interbank market does not accurately reflect the cost to the Lender of making, funding or maintaining any Loan or (iii) the inability of the Lender to obtain United States dollars in the London interbank market to make, fund or maintain any Loan.

            "Eurodollar Rate" means with respect to any Fixed Period for any Loan allocated to such Fixed Period, an interest rate per annum equal to the average of the interest rates per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) reported during such Fixed Period on Telerate Access Service Page 3750 (British Bankers Association Settlement Rate) as the London Interbank Offered Rate for United States dollar deposits having a term of thirty (30) days and in a principal amount of $1,000,000 or more (or, if such page shall cease to be publicly available or, if the information contained on such page, in the Lender's sole judgment, shall cease to accurately reflect such London Interbank Offered Rate, such rate as reported by any publicly available recognized source of similar market data selected by the Lender that, in the Lender's reasonable judgment, accurately reflects such London Interbank Offered Rate).

            "Event of Default" has the meaning assigned to that term in Section 7.01.

            "Existing Advance" means an advance made under an Existing Developer Note Receivable (which is an Eligible Developer Note Receivable) and the related Hypothecation Loan Agreement; provided that such advance was made prior to the initial Borrowing hereunder.

            "Existing Developer Note Receivable" means (i) a Pledged Developer Note Receivable Pledged on the initial Borrowing Date hereunder that was being lent against under the Prior Loan Facility immediately prior to the initial Borrowing hereunder and which is listed on Exhibit M hereto or (ii) any Pledged Developer Note Receivable secured by Pledged Consumer Note Receivables executed in connection with Consumers' purchases of Intervals with respect to Units located at the Surrey Development.

            "Existing Eligible Developer Sale Agreement" means (i) an Eligible Developer Sale Agreement listed on Exhibit O hereto or (ii) an Eligible Developer Sale Agreement related to Pledged Purchased Consumer Note Receivables executed in connection with Consumers' purchases of an Intervals with respect to Units located at the Surrey Development.

            "Existing Pledged Consumer Note Receivable" means (i) a Pledged Consumer Note Receivable the interest of the Borrower in which was Pledged on the initial Borrowing Date hereunder that was being lent against under the Prior Loan Facility immediately prior to the initial Borrowing hereunder or (ii) any Pledged Consumer Note Receivable executed in connection with a Consumer's purchase of an Interval with respect to a Unit located at the Surrey Development.

            "Existing Purchased Consumer Note Receivable" means (i) a Pledged Purchased Consumer Note Receivable Pledged on the initial Borrowing Date hereunder that was being lent against under the Prior Loan Facility immediately prior to the initial Borrowing hereunder and the Eligible Developer Sale Agreement with respect to which is an Existing Eligible Developer Sale Agreement, (ii) any Pledged Purchased Consumer Note Receivable executed in connection with a Consumer's purchase of an Interval with respect to a Unit located at the Surrey Development, (iii) a Peppertree Receivable or (iv) an Eastern Receivable.

            "Facility Amount" means at any time, the sum of (i) the face amount of outstanding commercial paper notes (net of the amount of all interest scheduled to accrue thereon through their respective stated maturity if such commercial paper notes are issued on a discount basis) of the Lender issued to fund Loans hereunder, plus (ii) the aggregate Loans Outstanding hereunder bearing interest at the Non-CP Rate, plus (iii) accrued Yield and Fees with respect to the amounts described in the foregoing clauses (i) and (ii).

            "Facility Funding Rate" means, as of the last day of any Remittance Period, a rate per annum equal to a fraction (expressed as a percentage), the numerator of which is equal to the aggregate amount of Yield and Fees accrued during such Remittance Period and the denominator of which shall be equal to the average Facility Amount during such Remittance Period.

            "Facility Maturity Date" means the fifth anniversary of the date of this Agreement.

            "Fee Letter" has the meaning assigned to that term in Section
2.12(a).

            "Fee Simple Interval" means an undivided fee simple timeshare interest in a particular Unit or in an entire Applicable Development as a whole, as a tenant in common with other owners of undivided interests in such Unit or Applicable Development, together with all rights, benefits, privileges, and interests appurtenant thereto, including but not limited to the right to use and occupy a Unit within an Applicable Development and the Common Elements and Common Furnishings, if any, appurtenant to such Unit and/or the Applicable Development during a reserved or assigned use period, all as more specifically described in the Applicable Declaration and/or other Applicable Timeshare Documents. For purposes of this Agreement, (i) Undelivered Deed Intervals shall be deemed to be Right to Use Intervals and not Fee Simple Intervals and (ii) Club Membership Fee Simple Intervals shall be deemed to be Fee Simple Intervals.

            "Fees" has the meaning assigned to that term in Section 2.12(a).

            "Fitch" means Fitch IBCA, Inc. (or its successors in interest).

            "Fixed Period" means for any outstanding Loans, (i) if Yield in respect of all or any part thereof is computed by reference to the CP Rate, a period of up to and including sixty (60) days as determined pursuant to Section 2.04, or (ii) if Yield in respect of all or any part thereof is computed by reference to the Non-CP Rate, the applicable Remittance Period.

            "Fractional Interval" means any Interval with respect to a use period by a Consumer of longer than seven days.

            "GAAP" means generally accepted accounting principles as in effect from time to time in the United States.

            "Government Entity" means the United States, any State, any political subdivision of a State and any agency or instrumentality of the United States or any State or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Hazardous Materials" means "hazardous substances," "hazardous waste," "hazardous constituents," "toxic substances," or "solid waste," as defined in the Environmental Laws, and any other contaminant or any material, waste, or substance that is petroleum or petroleum based, asbestos, polychlorinated biphenyls, flammable explosives, or radioactive materials.

            "Home Resort" means the Eligible Development designated as a "home resort" with respect to a Club Membership Fee Simple Interval or a Club Membership Right to Use Interval under the Applicable Timeshare Documents related thereto.

            "Hypothecation Loan Agreement" means, (i) with respect to all "Hypothecation Loan Agreements" entered into by RFI prior to the date hereof, an agreement substantially in the form of one of the three agreements attached as Exhibit G-1 hereto and incorporated herein by this reference and (ii) with respect to all "Hypothecation Loan Agreements" entered into by RFI on or after the date hereof, an agreement substantially in the form of the agreement attached as Exhibit G-2 hereto and incorporated herein by this reference.

            "Indemnified Amounts" has the meaning assigned to that term in
Section 8.01.

            "Independent Accountants" has the meaning assigned to that term in
Section 6.13(b).

            "Initial Underlying Loan Advance" means, as to a particular Applicable Underlying Loan, the first advance of a Loan by Lender hereunder secured by the Developer Note Receivable and Applicable Underlying Loan Collateral related to such Applicable Underlying Loan.

            "Initial Underlying Purchase Advance" means, as to a particular Eligible Developer Sale Agreement pursuant to which Applicable Underlying Purchases are executed, the first advance of a Loan by the Lender hereunder secured by a Purchased Consumer Note Receivable which was purchased by RFI or EFI pursuant to such Eligible Developer Sale Agreement.

            "Interval" means either a Fee Simple Interval or a Right to Use Interval.

            "Interval Mortgage" means a properly recorded or registered mortgage, deed of trust, or other security instrument customary in the timeshare industry in the Applicable Jurisdiction acceptable to the Lender, in its reasonable discretion, that creates a valid and enforceable first priority Lien against the Encumbered Interval identified therein in accordance with all Applicable Laws (which Encumbered Interval relates to an Applicable Development) and secures the payment of all principal, interest, and other amounts owed by a Consumer to an Applicable Underlying Borrower or Applicable Underlying Seller, pursuant to a Pledged Consumer Note Receivable or Pledged Purchased Consumer Note Receivable.

            "Interval Title Policy" has the meaning assigned to such term in
Section 3.02(k)(iii).

            "Issuer" means, collectively, Autobahn and any presently existing or future Person administered by DG Bank whose principal business consists of issuing commercial paper or other securities to fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar assets.

            "Land" means the real property upon which any portion of an Applicable Development is situated.

            "Lien" means any mortgage, security interest, or other interest in property securing an obligation owed to, or valid claim by, a Person other than the owner of such property, whether such interest arises in equity or is based on common law, statute, or contract.

            "Lender" means, collectively, Autobahn and/or any other Person (including, without limitation, any present or future Affiliate of DG Bank) that agrees, pursuant to the pertinent Assignment and Acceptance, to make Loans secured by Pledged Assets pursuant to Article II of this Agreement.

            "Liquidation Fee" means, for Loans allocated to any Fixed Period during which such Loans are repaid (in whole or in part) prior to the end of such Fixed Period, the amount, if any, by which (i) Yield (calculated without taking into account any Liquidation Fee) which would have accrued on the amount of the payment of such Loans during such Fixed Period (as so computed) if such payment had not been made, as the case may be, exceeds (ii) the sum of (A) Yield actually received by the Lender in respect of such Loans for such Fixed Period and, if applicable, (B) the income, if any, received by the Lender from the Lender's investing the proceeds of such payments on such Loans.

            "Liquidation Proceeds" means with respect to a Receivable with respect to which the related Interval has been foreclosed upon by the Servicer, all amounts realized with respect to such Receivable net of (i) reasonable expenses of the Servicer incurred in connection with the collection, repossession and disposition of the related Interval and (ii) amounts that are required to be refunded to the Applicable Underlying Borrower or Applicable Underlying Seller on such Receivable; provided, however, that the Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

            "Liquidity/Credit Enhancement Facility" means an Enhancement Agreement, to be entered into on the date hereof among the Issuer, the financial institutions party thereto and the Agent, and/or a Liquidity Agreement, to be entered into on the date hereof among the Issuer, the financial institutions party thereto and the Agent and/or a letter of credit or similar instrument or agreement by the financial institution party thereto in favor of the Issuer, together with any related agreements, in each case, to be entered into on the date hereof.

            "Loan" means a loan made by the Lender to the Borrower pursuant to
Article II.

            "Loans Outstanding" means the sum of the principal amounts loaned to the Borrower for the initial and any subsequent borrowings pursuant to Sections
2.01 and 2.02, reduced from time to time by Collections received and distributed on account of such Loans outstanding pursuant to Section 2.05; provided, however, that such Loans outstanding shall not be reduced by any distribution of any portion of Collections if at any time such distribution is rescinded or must be returned for any reason.

            "Lockbox" means a post office box to which Collections are remitted for retrieval by the Agent's Bank and for deposit by the Agent's Bank into the Lockbox Account.

            "Lockbox Account" means the deposit account (account number 889-019-8966 at the Agent's Bank) in the name of and under the sole dominion and control of the Agent for the benefit of DG Bank and Autobahn; provided, that the funds deposited in such account (including any interest and earnings thereon) from time to time shall constitute the property and assets of the Borrower and the Borrower shall be solely liable for any taxes payable with respect to the Lockbox Account.

            "Lockbox Agreement" means an agreement relating to lockbox services in connection with each Lockbox which is reasonably satisfactory to the Agent in form and substance and among the Borrower, the Agent and the Agent's Bank, as such agreement may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof.

            "Material Adverse Effect" means a material adverse effect on (i) the ability of the Borrower or RFI (in its capacity as Servicer or otherwise) to conduct its business, (ii) the ability of the Borrower or RFI (in its capacity as Servicer or otherwise) to perform its obligations under this Agreement or any other Transaction Document to which it is a party, (iii) the validity or enforceability of this Agreement or any other Transaction Document to which the Borrower or RFI (in its capacity as Servicer or otherwise), as applicable, is a party, (iv) the rights and remedies of the Lender or the Agent under this Agreement or any of the Transaction Documents or (v) the validity, enforceability or collectibility of all or any portion (other than an inconsequential portion) of the Pledged Receivables.

            "Minimum APR" means, with respect to any Receivable as of the Borrowing Date on which such Receivable is Pledged hereunder, a per annum rate equal to the sum of (i) the CP Rate or Non-CP Rate applicable to the Loan advanced on such Borrowing Date plus (ii) 3.00% per annum.

            "Minimum Shadow Rating" means a rating with respect to the financing facility contemplated hereunder of not lower than "A3" from Moody's and "A-" from Fitch.

            "Monthly Remittance Report" means a report, in substantially the form of Exhibit C, furnished by the Servicer to the Agent for the Lender pursuant to Section 6.12(b).

            "Moody's" means Moody's Investors Service, Inc. (or its successors in interest).

            "Net Eligible Receivables Balance" means, at any time, (X) without duplication, the sum of (a) 80% of the Outstanding Principal Balance of all Eligible Purchased Consumer Note Receivables and Eligible Purchased Presale Consumer Note Receivables at such time, plus (b) the lesser of (i) 80% of the Outstanding Principal Balance of all Eligible Pledged Consumer Note Receivables securing Eligible Developer Note Receivables and Eligible Pledged Presale Consumer Note Receivables securing Eligible Developer Note Receivables at such time or (ii) the sum of (A) 90% of the Outstanding Principal Balances of all Eligible Developer Note Receivables (other than the Outstanding Principal Balances of Eligible Developer Note Receivables which were related to Existing Advances under Existing Developer Note Receivables) at such time plus (B) 100% of the Outstanding Principal Balances of all Eligible Developer Note Receivables which were related to Existing Advances under Existing Developer Note Receivables at such time; provided, however, that any of the foregoing percentages shall increase to the maximum such percentage (as determined by both Rating Agencies) permitted in order for the financing facility contemplated hereunder to receive the Minimum Shadow Rating minus (Y) the Overconcentration Amount at such time.

            "New Phase" means, with respect to an Applicable Development, any phase of construction which has not been completed prior to the date hereof or which shall commence after the date hereof.

            "Non-CP Rate" means with respect to any Fixed Period for any Loan allocated to such Fixed Period, an interest rate per annum equal to the Adjusted Eurodollar Rate; provided, however, that if the Lender shall have notified the Agent that a Eurodollar Disruption Event has occurred, the Non-CP Rate shall be equal to the Base Rate until the Lender shall have notified the Agent that such Eurodollar Disruption Event has ceased, at which time the Non-CP Rate shall again be equal to the Adjusted Eurodollar Rate).

            "Non-Disturbance Arrangements" means with respect to any Right to Use Interval, that, by the recording of an appropriate declaration in the appropriate public records of the Applicable Jurisdiction, by operation of Applicable Law, or otherwise, all right, title and interest of the related Consumer in, to and under such Right to Use Interval shall remain in full force and effect notwithstanding the occurrence of a Bankruptcy Event with respect to the Applicable Underlying Borrower or Applicable Underlying Seller related to such Right to Use Interval.

            "Non-Specific Club Membership Right to Use Interval" means a Club Membership Right to Use Interval with respect to which no Home Resort is designated under the Applicable Timeshare Documents related thereto.

            "Non-Specific Club Membership Fee Simple Interval" means a Club Membership Fee Simple Interval with respect to which no Home Resort is designated under the Applicable Timeshare Documents related thereto.

            "Notice of Borrowing" has the meaning assigned to that term in
Section 2.02(b) hereof.

            "Notice of Pledge" has the meaning assigned to that term in the Custodial Agreement.

            "Obligations" means all present and future indebtedness and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Borrower to the Lender or the Agent arising under this Agreement and the other Transaction Documents and shall include, without limitation, all Fees (including, without limitation, any unpaid portion of the Structuring Fee) all liability for principal of and interest on the Loans, indemnifications and other amounts due or to become due under this Agreement and such other documents, including, without limitation, interest, fees and other obligations that accrue after the commencement of an insolvency proceeding (in each case whether or not allowed as a claim in such insolvency proceeding).

            "Obligor" means the Applicable Underlying Borrower or the related Consumer obligated to make payments with respect to a Receivable.

            "Officer's Certificate" means a certificate signed by the president, the secretary, the chief financial officer or any vice president of any Person.

            "Opinion of Counsel" means a written opinion of independent counsel acceptable to the Agent in its reasonable discretion, which opinion, if such opinion or a copy thereof is required by the provisions of this Agreement or a Borrower Receivables Purchase Agreement to be delivered to the Borrower or the Agent, is reasonably acceptable in form and substance to the Agent.

            "Outstanding Principal Balance" means, as of any date, (i) with respect to a Developer Note Receivable, the aggregate amount of credit actually extended to the Applicable Underlying Borrower under the terms of such Developer Note Receivable minus that portion of all amounts paid by the Applicable Underlying Borrower with respect to such Developer Note Receivable on or prior to such date which were allocable to principal in accordance with the terms of such Developer Note Receivable and the related Applicable Underlying Loan Documents, (ii) with respect to a Pledged Consumer Note Receivable (other than a Discounted Consumer Note Receivable), the aggregate amount lent to the related Consumer by the Applicable Underlying Borrower under the terms of such Pledged Consumer Note Receivable minus that portion of all amounts paid by such Consumer with respect to such Pledged Consumer Note Receivable on or prior to such date which were allocable to principal in accordance with the terms of such Pledged Consumer Note Receivable and any related loan documents, (iii) with respect to a Pledged Purchased Consumer Note Receivable (other than a Discounted Consumer Note Receivable), the aggregate amount lent to the related Consumer by the Applicable Underlying Seller under the terms of such Pledged Purchased Consumer Note Receivable minus that portion of all amounts paid by such Consumer with respect to such

Pledged Purchased Consumer Note Receivable on or prior to such date which were allocable to principal in accordance with the terms of such Pledged Purchased Consumer Note Receivable and any related loan documents and (iv) with respect to a Discounted Consumer Note Receivable, the present value thereof, as determined by the Servicer and confirmed by the Agent, taking into account the difference between the (a) the Weighted Average APR as of the last day of the Remittance Period immediately preceding the Remittance Period during which such Discounted Consumer Note Receivable was Pledged hereunder and (b) the annual percentage rate of such Discounted Consumer Note Receivable.

            "Overconcentration Amount" means, at any time, without duplication, the sum of:

            (a) the amount by which the sum of the Outstanding Principal Balances of all Consumer Level Eligible Receivables related to any one Eligible Development at such time exceeds 10% of the Eligible Receivables Balance at such time;

            (b) the amount by which the sum of the Outstanding Principal Balances of all Consumer Level Eligible Receivables related to Developments in any one state at such time exceeds 20% (or 40%, in the case of Florida) of the Eligible Receivables Balance at such time;

            (c) the amount by which the sum of the Outstanding Principal Balances of all Eligible Pledged Consumer Note Receivables and all Eligible Pledged Presale Consumer Note Receivables exceeds 25% of the Eligible Receivables Balance at such time;

            (d) the amount by which the sum of the Outstanding Principal Balances of all Consumer Level Eligible Receivables related to any one Eligible Developer which is not a wholly-owned subsidiary of Equivest exceeds 20% of the Eligible Receivables Balance at such time;

            (e) the amount by which the sum of the Outstanding Principal Balances of all Consumer Level Eligible Receivables owing by Consumers that are not residents of the United States exceeds 2.5% of the Eligible Receivables Balance at such time;

            (f)   [Intentionally omitted];

            (g) the amount by which the sum of the aggregate Outstanding Principal Balances of all Pledged Consumer Note Receivables referred to in paragraph (g) of the definition of Eligible Pledged Consumer Note Receivables which constitute Consumer Level Eligible Receivables at such time plus the aggregate Outstanding Principal Balance of all Pledged Purchased Consumer Note Receivables referred to in paragraph (q) of the definition of Eligible Purchased Consumer Note Receivable which constitute Consumer Level Eligible Receivables at such time exceeds 3.00% of the Eligible Receivables Balance at such time;

            (h) the amount by which the sum of the aggregate Outstanding Principal Balances of all Consumer Level Eligible Receivables relating to Fractional Intervals exceeds an amount equal to 5.00% of the Eligible Receivables Balance at such time;

            (i) the amount by which the sum of the aggregate Outstanding Principal Balances of all Eligible Pledged Presale Consumer Note Receivables and Eligible Purchased Presale Consumer Note Receivables relating to the Surrey Development, exceeds an amount equal to 8% of the Eligible Receivables Balance (or such lesser percentage as is consistent with a "BBB" rated timeshare securitization financing, as determined by either or both Rating Agencies) at such time;

            (j) the amount by which the sum of the aggregate Outstanding Principal Balances of all Eligible Pledged Presale Consumer Note Receivables and Eligible Purchased Presale Consumer Note Receivables not relating to the Surrey Development, exceeds an amount equal to 2.5% of the Eligible Receivables Balance at such time; and

            (k) the amount by which the sum of the aggregate Outstanding Principal Balances of all Eligible Pledged Presale Consumer Note Receivables and Eligible Purchased Presale Consumer Note Receivables relating to any one Development (other than the Surrey Development), exceeds an amount equal to $500,000 at such time.

            "Payment Authorization Agreement" means the pre-authorized electronic debit agreement (or provision of a Consumer Note Receivable) by a Consumer which provides for payment of a Consumer Note Receivable to the Applicable Underlying Borrower.

            "Peppertree Receivable" means a Pledged Purchased Consumer Note Receivable executed in connection with a Consumer's purchase of an Interval with respect to a Unit located at one of the resorts listed on Exhibit T hereto.

            "Permitted Investments" means any one or more of the following:

           (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States; and

          (ii) repurchase obligations (the collateral for which is held by a third party) with respect to any security described in clause (i) above, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by Moody's and S&P in one of their two highest long-term rating categories and if rated by Fitch, in one of its two highest long-term rating categories;

         (iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any State thereof or the District of Columbia, provided that the short-term


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

      commercial paper of such bank or trust company (or, in the case of the principal depository institution in a depository institution holding company, the long-term unsecured debt obligations of the depository institution holding company) at the date of acquisition thereof has been rated by Moody's and S&P in their highest short-term rating category, and if rated by Fitch, in its highest short-term rating category;

            (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any State thereof or the District of Columbia, having a rating, on the date of acquisition thereof, of no less than A-1 by Moody's, P-1 by S&P and F-1 if rated by Fitch; and

           (v) money market mutual funds registered under the Investment Company Act of 1940, as amended, having a rating, at the time of such investment, of no less than Aaa by Moody's, AAA by S&P and AAA if rated by Fitch;

provided, that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive either (a) interest only payments with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the principal and interest payments with respect to such instrument provide a yield to maturity exceeding 120% of the yield to maturity at par of such underlying obligation. Each Permitted Investment may be purchased by the Agent's Bank or through an Affiliate of the Agent's Bank.

            "Permitted Liens and Encumbrances" means:

      (a)   Liens created under this Agreement;

      (b) The lien of current real property taxes and assessments, personal property taxes, water charges, sewer rents, and other municipal charges which are not yet delinquent; and

      (c) The exceptions (general and specific) set forth in any title insurance policy, covenants, conditions and restrictions, rights of way, easements and other title matters, none of which, individually or in the aggregate, materially interferes with or adversely affects
            (i) the development or intended use of any Applicable Development or any phase of construction thereof, in each case, when taken as a whole, (ii) the related documents governing any Applicable Development, (iii) the security intended to be provided by any mortgage, including any Interval Mortgage or (iv) any Applicable Underlying Loan Collateral, Applicable Underlying Loan Documents, Applicable Underlying Purchase Documents, Applicable Underlying Purchased Note Collateral, or the value thereof.

            "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

            "Phase I Environmental Inspection" means a Phase I environmental assessment of an Applicable Development, including, without limitation, the relevant Land and all improvements thereto which is acceptable to the Agent in its reasonable discretion.

            "Pledge" means the pledge of any Receivable pursuant to Article II.

            "Pledged Assets" has the meaning assigned to that term in Section 2.15.

            "Pledged Consumer Note Receivable" means a Consumer Note Receivable (including, without limitation, a Presale Consumer Note Receivable) with respect to which an Applicable Underlying Borrower has granted to RFI a first priority perfected security interest pursuant to the Applicable Underlying Loan Documents, which security interest has then been sold by RFI to the Borrower pursuant to the RFI/Borrower Receivables Purchase Agreement and which security interest has then been pledged and remains pledged by the Borrower to the Agent for the benefit of the Lender pursuant to this Agreement.

            "Pledged Consumer Note Receivable File" means a file containing each of the following items with respect to each Pledged Consumer Note Receivable:

            (a) the related original, fully executed Pledged Consumer Note Receivable;

            (b) an original or a true and complete photocopy of the related, fully executed agreement pursuant to which the related Consumer acquired the related Interval;

            (c) that was generated in connection with a Consumer's purchase of a Right to Use Interval, unless contained in the related Pledged Developer Note Receivable File, (i) within ninety (90) days of such Pledged Consumer Note Receivable being Pledged hereunder, the related original, fully executed Developer Mortgage and assignments thereof from RFI to the Borrower and from the Borrower to the Agent together, in each case, with evidence of the recordation thereof in the appropriate public records of the Applicable Jurisdiction in accordance with all Applicable Laws or (ii) an original or a true and complete photocopy of one of the Opinions of Counsel referred to in subparagraph (cc) of the definition of Eligible Pledged Consumer Note Receivable (but only, in the case of an Existing Pledged Consumer Note Receivable, if such Developer Mortgage or Opinions of Counsel exists);

            (d) that was generated in connection with a Consumer's purchase of a Fee Simple Interval, within ninety (90) days of such Pledged Consumer Note Receivable being Pledged hereunder (or, if such Pledged Consumer Note Receivable is a Presale Consumer Note Receivable, within ninety (90) days of the certificate of occupancy (or its


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

      equivalent in the Applicable Jurisdiction) having been obtained with respect to the building containing the Unit related to such Interval) and unless contained in the related Pledged Developer Note Receivable File, the related original, fully executed Interval Mortgage and assignments thereof from RFI to the Borrower and from the Borrower to the Agent together, in each case, with evidence of the recordation thereof in the appropriate public records of the Applicable Jurisdiction in accordance with all Applicable Laws;

            (e) unless contained in the related Pledged Developer Note Receivable File, (i) within thirty (30) days of the receipt by the Servicer of the Developer Mortgage referred to in paragraph (c) above or the Interval Mortgage referred to in paragraph (d) above, an original or a true and complete photocopy of the related, fully executed Title Policy, if any, and (ii) at all times prior to the related, fully executed Title Policy, if any, being included in the Pledged Consumer Note Receivable File, a marked up title commitment, a pro forma title policy or an endorsement of a title insurance commitment deleting standard exceptions which, in each case, provides the same coverage as shall be provided by such related, fully executed Title Policy, if any;

            (f) an original or a true and complete photocopy of the related truth-in-lending disclosure statements delivered to the related Consumer (except with respect to Pledged Consumer Note Receivable related to Developments not located in the United States);

            (g) an original or a true and complete photocopy of, fully executed credit/loan application delivered by the related Consumer; and

            (h) the related original, fully executed Consumer Allonge.

            "Pledged Developer Note Receivable" means a Developer Note Receivable that has been and remains Pledged to the Agent, on behalf of the Lender, by the Borrower, pursuant to the terms of this Agreement.

            "Pledged Developer Note Receivable File" means a file containing each of the following items with respect to each Pledged Developer Note
Receivable:

            (a) the related original, fully executed Developer Note Receivable;

            (b) the related original, fully executed Hypothecation Loan
      Agreement;

            (c) the related original, fully executed Developer Allonge;

            (d) that was secured in whole or in part by Pledged Consumer Note Receivables generated in connection with a Consumer's purchase of a Right to Use Interval, (i) within ninety (90) days of such Pledged Developer Note Receivable being

      Pledged hereunder, the related original, fully executed Developer Mortgage and assignments thereof from RFI to the Borrower and from the Borrower to the Agent together, in each case, with evidence of the recordation thereof in the appropriate public records of the Applicable Jurisdiction in accordance with all Applicable Laws or (ii) an original or a true and complete photocopy of one of the Opinions of Counsel referred to in subparagraph (aa) of the definition of Eligible Developer Note Receivable (but only, in the case of an Existing Developer Note Receivable, if such Developer Mortgage or Opinions of Counsel exists);

            (e) that was secured in whole or in part by Pledged Consumer Note Receivables generated in connection with a Consumer's purchase of a Fee Simple Interval, the original, fully executed Interval Mortgage and assignments thereof from RFI to the Borrower and from the Borrower to the Agent (but only to the extent such items are not included in a related Pledged Consumer Note Receivable File); provided, that, if such Pledged Consumer Note Receivables are Presale Consumer Note Receivables, the original, fully executed Interval Mortgage and assignments thereof from RFI to the Borrower and from the Borrower to the Agent (but only to the extent such items are not included in a related Pledged Consumer Note Receivable File) shall be included in such file within ninety (90) days after the certificate of occupancy (or its equivalent in the Applicable Jurisdiction) having been obtained with respect to the building containing the Unit related to such Interval);

            (f) the related original Underlying Guaranty, if any;

            (g) originals or true and complete photocopies of all other related original Applicable Underlying Loan Documents; and

            (h) (i) within thirty (30) days of the receipt by the Servicer of the Developer Mortgage referred to in paragraph (d) above or any Interval Mortgage referred to in paragraph (e) above, an original or a true and complete photocopy of the related, fully executed Title Policy or Title Policies and (ii) at all times prior to the related, fully executed Title Policy or Title Policies, if any, being included in the Pledged Developer Note Receivable File, a marked up title commitment, a pro forma title policy or an endorsement of a title insurance commitment deleting standard exceptions which, in each case, provides the same coverage as shall be provided by such related, fully executed Title Policy, if any (but only to the extent such items are not included in a related Pledged Consumer Note Receivable File and to the extent applicable).

            "Pledged Purchased Consumer Note Receivable" means a Purchased Consumer Note Receivable which has been sold by RFI or EFI to the Borrower pursuant to the applicable Borrower Receivables Purchase Agreement and which has then been pledged and remains pledged by the Borrower to the Agent for the benefit of the Lender pursuant to this Agreement.

            "Pledged Purchased Consumer Note Receivable File" means a file containing each of the following items with respect to each Pledged Purchased Consumer Note Receivable:

            (a) the related original, fully executed Consumer Note Receivable;

            (b) unless contained in the related Eligible Developer Sale Agreement File, the related original, fully executed Eligible Developer Sale Agreement;

            (c) an original or a true and complete photocopy of the related, fully executed agreement pursuant to which the related Consumer acquired the related Interval;

            (d) that was generated in connection with a Consumer's purchase of a Right to Use Interval, within ninety (90) days of such Pledged Purchased Consumer Note Receivable being Pledged hereunder and unless contained in the related Eligible Developer Sale Agreement File, the related original, fully executed Developer Mortgage and assignments thereof from RFI to the Borrower and from the Borrower to the Agent together, in each case, with evidence of the recordation thereof in the appropriate public records of the Applicable Jurisdiction in accordance with all Applicable Laws or (ii) an original or a true and complete photocopy of one of the Opinions of Counsel referred to in subparagraph (n) of the definition of Eligible Purchased Consumer Note Receivable (but only, in the case of an Existing Pledged Purchased Consumer Note Receivable, if such Interval Mortgage or Opinions of Counsel exists);

            (e) that was generated in connection with a Consumer's purchase of a Fee Simple Interval, within ninety (90) days of such Pledged Purchased Consumer Note Receivable being Pledged hereunder (or, if such Pledged Purchased Consumer Note Receivable is a Presale Consumer Note Receivable, within ninety (90) days of the certificate of occupancy (or its equivalent in the Applicable Jurisdiction) having been obtained with respect to the building containing the Unit related to such Interval) and unless contained in the related Eligible Developer Sale Agreement File, the related original, fully executed Interval Mortgage and assignments thereof from RFI or EFI to the Borrower and from the Borrower to the Agent together, in each case, with evidence of the recordation thereof in the appropriate public records of the Applicable Jurisdiction in accordance with all Applicable Laws;

            (f) unless contained in the related Eligible Developer Sale Agreement File, (i) within thirty (30) days of the receipt by the Servicer of the Developer Mortgage referred to in paragraph (d) above or the Interval Mortgage referred to in paragraph (e) above, an original or a true and complete photocopy of the related, fully executed Title Policy and (ii) at all times prior to the related, fully executed Title Policy, if any, being included in the Pledged Consumer Note Receivable File, a marked up title commitment, a pro forma title policy or an endorsement of a title insurance commitment deleting standard exceptions which, in each case, provides the same coverage as shall be provided by such related, fully executed Title Policy, if any;

            (g) an original or a true and complete photocopy of the related truth-in-lending disclosure statements delivered to the related Consumer (except with respect to Pledged Purchased Consumer Note Receivable related to Developments not located in the United States);

            (h) an original or a true and complete photocopy of the fully executed credit/loan application delivered by the related Consumer;

            (i) the related original, fully executed Consumer Allonge, if applicable; and

            (j) unless contained in the related Eligible Developer Sale Agreement File, the related original Underlying Guaranty, if any.

            "Pledged Receivables" has the meaning assigned to that term in
Section 2.15(a).

            "Presale Consumer Note Receivable" means a Consumer Note Receivable which is originated with respect to an Interval sold by an Eligible Developer to a Consumer related to a Unit in a building with respect to which a certificate of occupancy has not yet been issued.

            "Primary Level Eligible Receivable" means, at any time, an Eligible Developer Note Receivable or an Eligible Purchased Consumer Note Receivable

            "Prior Loan Facility" means the Loan and Security Agreement, dated as of February 11, 1998, by and among RFI, Equivest and Credit Suisse First Boston Mortgage Capital LLC, as amended, and/or the Receivables Loan and Security Agreement, dated as of May 25, 1995, by and among BFICP Corporation, Bennet Funding International, Ltd. Holland Limited Securitization, Inc. and Internationale Nederlanden (U.S.) Capital Markets, Inc. as assigned to Credit Suisse First Boston Mortgage Capital LLC pursuant to the Resort Funding, Inc. Receivables Financing Facility Assignment, Release and Custodial Agreement dated as of November 24, 1997.

            "Purchase Date" has the meaning set forth in the applicable Borrower Receivables Purchase Agreement.

            "Purchase Price" means the total purchase price of an Interval, as set forth in a Consumer's purchase contract, pursuant to which such Consumer agrees to purchase and the Applicable Underlying Borrower or the Applicable Underlying Seller agrees to sell such Interval.

            "Purchased Consumer Note Receivable" means a Consumer Note Receivable (including, without limitation, a Presale Consumer Note Receivable) that was sold to RFI or EFI by an Applicable Underlying Seller pursuant to an Eligible Developer Sale Agreement.


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

            "Purchased Rate Cap" has the meaning assigned thereto in the Sinking Fund Agreement.

            "Qualified Loan" means a full recourse receivables/hypothecation loan made by RFI to an Eligible Developer pursuant to a Hypothecation Loan Agreement in connection with an Eligible Development which satisfies the Credit and Collection Policy in all material respects.

            "Qualified Purchase" means a full recourse purchase of Eligible Purchased Consumer Note Receivables or an Eligible Purchased Presale Consumer Note Receivable made by RFI or EFI from an Eligible Developer pursuant to an Eligible Developer Sale Agreement in connection with an Eligible Development which satisfies the Credit and Collection Policy in all material respects.

            "Rating Agencies" mean Moody's and Fitch, if and so long as they have rated and are continuing to rate commercial paper notes of the Lender at any time that the Lender is an Issuer, or such other nationally recognized statistical rating organizations as may be designated by the Agent.

            "Receivable" means at any time, a Developer Note Receivable or a Consumer Note Receivable.

            "Receivable File" means an Eligible Developer Sale Agreement File, a Pledged Developer Note Receivable File, a Pledged Consumer Note Receivable File or a Pledged Purchased Consumer Note Receivable File as the context may require.

            "Receivables Schedule" has the meaning assigned to that term in the Custodial Agreement.

            "Records" means all documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the related Obligors which the Borrower has itself generated, in which the Borrower has acquired an interest pursuant to the applicable Borrower Receivables Purchase Agreement or in which the Borrower has otherwise obtained an interest.

            "Related Security" means with respect to any Receivable:

           (i) any and all security interests or liens and property subject thereto (including, without limitation, the related Interval) from time to time purporting to secure payment of such Receivable;

          (ii) all guarantees, indemnities, warranties, letters of credit, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable; and

            (iii) all proceeds of the foregoing.

            "Release Price" means with respect to a Pledged Receivable to be released hereunder, an amount equal to the Outstanding Principal Balance of such Pledged Receivable plus all accrued but unpaid interest and fees thereon.

            "Remittance Date" means the fifteenth day of each month or, if such date is not a Business Day, the next succeeding Business Day; provided, that the final Remittance Date shall occur on the Collection Date.

            "Remittance Period" means, (i) as to the initial Remittance Date, the period beginning on the date of this Agreement and ending on the last day of the calendar month in which such date shall occur (or such other dates as the Agent and the Borrower may agree) and (ii) as to any subsequent Remittance Date, the period beginning on the first day of the most recently ended calendar month and ending on the last day of the most recently ended calendar month; provided, that the final Remittance Period shall begin on the first day of the most recently ended calendar month and shall end on the Collection Date.

            "RFI" has the meaning assigned to that term in the preamble hereto.

            "RFI/Borrower Receivables Purchase Agreement" means that certain Purchase Agreement dated as of the date hereof between RFI, as seller, and the Borrower, as purchaser, together with all instruments, documents and agreements executed in connection therewith, as such Purchase Agreement may from time to time be amended, restated, supplemented and/or otherwise modified in accordance with the terms hereof.

            "Right to Use Interval" means a lease, license, or other form of "right-to-use" timeshare interest, together with all rights, benefits, privileges, and interests appurtenant thereto, including but not limited to the right to use and occupy a Unit within an Applicable Development and the Common Elements, if any, and Common Furnishings, if any, appurtenant to such Unit and/or the Applicable Development during a reserved or assigned use period, all as more specifically described in the Applicable Declaration and/or other Applicable Timeshare Documents. For purposes of this Agreement, Undelivered Deed Intervals and Club Membership Right to Use Intervals shall be deemed to be Right to Use Intervals.

            "Sage" has the meaning assigned to that term in the preamble hereto.

            "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. (or its successors in interest).

            "Servicer" means at any time the Person then authorized, pursuant to
Section 6.01, to service, administer and collect Pledged Receivables.

            "Servicer Advance" has the meaning assigned to such term in Section 6.21.

            "Servicer Default" means the occurrence of any of the following events:

           (i) the failure of the Servicer to deliver any payments, collections or proceeds which it is obligated to deliver under the terms hereof or of any other Transaction Document at the times it is obligated to make such deliveries under the terms hereof or of any other Transaction Document and such failure remains unremedied for three (3) Business Days;

          (ii) the inability or failure of the Servicer to satisfy any of its reporting, certification, notification or documentation requirements under the terms hereof or of any other Transaction Document and such inability or failure remains unremedied for fifteen (15) days;

         (iii) the failure of the Servicer to observe or perform any covenant under the terms hereof or of any other Transaction Document other than as set forth in clauses (i) or (ii) above and which could reasonably be expected to cause a Material Adverse Effect if such failure remains unremedied for thirty (30) days; provided, however that if the Agent determines in its reasonable discretion that such inability or failure could be remedied during the thirty (30) day period following such initial thirty (30) day period, the Agent may extend the period during which such failure may be remedied for up to an additional thirty (30) days;

          (iv) any representation, warranty or statement of the Servicer made herein or in any other Transaction Document shall prove to be incorrect in any material respect and remains incorrect for five (5) Business Days;

            (v) the occurrence of an Early Amortization Event described in clause (i), (ii) or (iii) of the definition of Early Amortization Events; or

            (vi) the occurrence of any Bankruptcy Event in respect of the Servicer.

            "Servicing Fee" means, for any Remittance Period, an amount, payable out of Collections on the Pledged Receivables and amounts applied to the payment of, or treated as payments on, the Pledged Receivables, equal to (i) the Servicing Fee Rate multiplied by (ii) the Net Eligible Receivables Balance as of the first day of such Remittance Period.

            "Servicing Fee Rate" means with respect to the Pledged Receivables, the per annum rate of 1.0%.

            "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of the Pledged Receivables, whose name appears on a list of servicing officers furnished to the Agent by the Servicer, as such list may from time to time be amended.

            "Sinking Fund Account" has the meaning assigned thereto in the Sinking Fund Agreement.

            "Sinking Fund Account Securities Account Agreement" means that certain Securities Account Agreement related to the Sinking Fund Account dated the date of this Agreement among the Borrower, the Servicer, the Agent's Bank and the Agent, as such agreement may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof.

            "Sinking Fund Agreement" means that certain Sinking Fund Agreement dated the date of this Agreement among the Borrower, RFI, the Agent's Bank and the Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

            "Sinking Fund Collateral" has the meaning assigned thereto in the Sinking Fund Agreement.

            "SPE" has the meaning assigned to such term in sub-paragraph (aa) of the definition of Eligible Developer Note Receivable.

            "Specific Club Membership Right to Use Interval" means a Club Membership Right to Use Interval with respect to which a Home Resort is designated under the Applicable Timeshare Documents related thereto.

            "State" means one of the fifty states of the United States or the District of Columbia.

            "Structuring Fee" has the meaning ascribed thereto in the Fee
Letter.

            "Subordinated Notes" means the Subordinated Notes dated the date of this Agreement by the Borrower to the order of each of RFI and EFI evidencing the respective unpaid deferred purchase price owing by the Borrower to RFI and EFI with respect to purchases from time to time of Receivables by the Borrower from RFI and EFI pursuant to the Borrower Receivables Purchase Agreements (such Subordinated Notes to be in form and substance satisfactory to the Agent), as such Subordinated Notes may from time to time be amended, restated, supplemented and/or otherwise modified in accordance with the terms hereof.

            "Subsequent Borrowing" means a Borrowing which occurs on a Subsequent Borrowing Date.

            "Subsequent Borrowing Date" means each Business Day occurring after the initial Borrowing Date on which the Borrower determines to request an additional Borrowing from the Lender.

            "Survey" means an as-built survey of an Applicable Development prepared in accordance with the ALTA/ACSM 1988 Minimum Survey Requirements, the ALTA/ACSM 1992 Minimum Survey Requirements or the current such requirements, by a licensed surveyor and certified by the applicable surveyor to the Applicable Underlying Borrower.

            "Surrey Development" means the Development generally referred to as Surrey Grand Crowne located in Branson, Missouri.

            "Take-Out Securitization" means a financing transaction undertaken by the Borrower involving the direct or indirect sale or other conveyance of Receivables related thereto to a Person that shall privately or publicly sell securities, notes or certificates backed by such Receivables.

            "Tangible Net Worth" means with respect to any Person, the amount calculated in accordance with GAAP as (i) the consolidated net worth of such Person and its consolidated subsidiaries, plus (ii) to the extent not otherwise included in such consolidated net worth, unsecured subordinated Debt of such Person and its consolidated subsidiaries the terms and conditions of which are reasonably satisfactory to the Agent, minus (iii) the consolidated intangibles of such Person and its consolidated subsidiaries, including, without limitation, goodwill, trademarks, tradenames, copyrights, patents, patent allocations, licenses and rights in any of the foregoing and other items treated as intangibles in accordance with GAAP.

            "Title Insurance Company" has the meaning assigned to such term in
Section 3.02(k)(ii).

            "Title Policy" means a Developer Title Policy or an Interval Title Policy.

            "Transaction Documents" means this Agreement, the Borrower Receivables Purchase Agreements, the Lockbox Agreement, the Fee Letter, the Custodial Agreement, the Subordinated Notes the Sinking Fund Account Securities Account Agreement, the Collection Account Securities Account Agreement and the Sinking Fund Agreement and each document and instrument related to any of the foregoing.

            "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

            "Undelivered Deed Interval" means an Interval with respect to which deeds are not delivered to the related Consumer until such Consumer has made all required payments under an installment sale contract, contract for deed or similar arrangement.

            "Underlying Guaranty" means a document or instrument executed by an Applicable Underlying Guarantor and delivered to the Borrower, pursuant to which one (1) or more Persons guarantees (a) the absolute and unconditional payment and performance of the Applicable Underlying Loan and all amounts secured by or under the Applicable Underlying Loan Documents or (b) the absolute and unconditional performance of the obligations of an Applicable Underlying Seller under an Eligible Developer Sale Agreement.

            "Unit" means an apartment, condominium unit, or other structure that is affixed to real property at an Applicable Development and designed and available, pursuant to applicable law, for use and occupancy as a vacation residence by one (1) or more individuals, together with all related Common Elements, if any, and Common Furnishings, if any, easements, and other appurtenances thereto.

            "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

            "Unmatured Event of Default" means any event that, if it continues uncured, will, with lapse of time or notice or lapse of time and notice, constitute an Event of Default.

            "Weighted Average APR" means at any time an amount equal to the weighted average (weighted solely based on the Outstanding Principal Balances of the Eligible Purchased Consumer Note Receivables and the Eligible Developer Note Receivables at such time) Coupon Rates set forth in the Pledged Purchased Consumer Note Receivable or the Hypothecation Loan Agreement related to the Eligible Purchased Consumer Note Receivables and the Eligible Developer Note Receivables at such time.

            "Year 2000 Compliant" has the meaning specified in Section 4.01(aa).

            "Year 2000 Problem" has the meaning specified in Section 4.01(aa).

            "Yield" means with respect to any Fixed Period for any Loan allocated to such Fixed Period, the product of:

                        YR x L x ED
                                 ---
                                 360

where:      YR    =     the Yield Rate for such Fixed Period;

            L     =     the principal amount of Loans Outstanding allocated to
                        such Fixed Period; and

            ED    =     the actual number of days elapsed during such Fixed
                        Period;

provided, however, that (i) no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law and (ii) Yield shall


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

not be considered paid by any distribution if at any time such distribution is required to be rescinded by the Lender to the Borrower or any other Person for any reason including, without limitation, such distribution becoming void or otherwise avoidable under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code.

            "Yield Rate" means with respect to any Fixed Period for any Loan allocated to such Fixed Period:

           (i) to the extent the Lender will be funding the applicable Loan on the first day of such Fixed Period through the issuance of commercial paper, a rate equal to the CP Rate for such Fixed Period; and

          (ii) to the extent the Lender will not be funding the applicable Loan through the issuance of commercial paper, (x) a rate equal to the Non-CP Rate for such Fixed Period or (y) such other rate as the Agent and the Borrower shall agree to in writing.

            SECTION 1.02 Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in
Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

            SECTION 1.03 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."


                                 ARTICLE II.

                           THE RECEIVABLES FACILITY

            SECTION 2.01 Borrowings. On the terms and conditions hereinafter set forth, the Lender shall make loans ("Loans") to the Borrower secured by Pledged Assets from time to time during the period from the date hereof until the earlier of the Early Amortization Commencement Date or the Facility Maturity Date. Under no circumstances shall the Lender make any Loan if, after giving effect to the Borrowing of such Loan, either (a) an Early Amortization Event or an event that but for notice or lapse of time or both would constitute an Early Amortization Event has occurred and is continuing or (b) the aggregate Facility Amount hereunder would exceed the lesser of (i) the Borrowing Limit minus the Discount Amount and (ii) the Capital Limit. Under no circumstances shall the Lender make any Loan if, after giving effect to the Borrowing of such Loan, the aggregate face amount of all commercial paper issued by the Lender to fund Loans hereunder exceeds the Borrowing Limit.


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

            SECTION 2.02 The Initial Borrowing and Subsequent Borrowings. (a) Until the occurrence of the earlier of the Early Amortization Commencement Date and the Facility Maturity Date, the Lender will make Loans on any Business Day (but not more than once on any Business Day) at the request of the Borrower, subject to and in accordance with the terms and conditions of Sections 2.01 and
2.02 and subject to the provisions of Article III hereof. After the Collection Date has occurred, the Lender and the Agent, in accordance with their respective interests, shall re-assign and transfer to the Borrower, for no consideration but at the sole expense of the Borrower, their respective remaining interests in the Pledged Assets, free and clear of any Adverse Claim resulting solely from an act by the Lender or the Agent, but without any other representation or warranty, express or implied, by or recourse against the Lender or the Agent.

            (b) (i) The initial Borrowing and each Subsequent Borrowing shall be made on at least two Business Day's irrevocable written notice from the Borrower to the Agent (any such written notice, a "Notice of Borrowing"), provided that such Notice of Borrowing is received by the Agent no later than 1:00 P.M. (New York City time) on the Business Day of receipt. Each such Notice of Borrowing shall specify (A) the aggregate amount of such Borrowing, which shall be in an amount equal to or greater than $500,000, (B) the date of such Borrowing, (C) the requested Fixed Period(s) for such Borrowing and the allocations of Loans to each such requested Fixed Period and (D) the Eligible Receivables to be Pledged in connection with such Borrowing (and upon such Borrowing, such Receivables shall be Pledged Receivables hereunder). The Agent shall notify the Borrower whether the duration of the Fixed Period(s) described in such Notice of Borrowing is acceptable or, if not acceptable, the Agent shall advise the Borrower of such Fixed Period(s) as may be acceptable. On the date of each Borrowing, the Lender shall, upon satisfaction of the applicable conditions set forth in Article III, make available to the Borrower on the applicable Borrowing Date no later than 4:00 P.M. (New York City time) in same day funds, the amount of such Borrowing (net of amounts payable to or for the benefit of the Lender) by payment into the account which the Borrower has designated in writing.

                  (ii) The Notice of Borrowing for each Borrowing delivered to the Agent pursuant to this Section 2.02(b) shall be accompanied by a copy of the Notice of Pledge (and the Receivables Schedule attached thereto) which was sent to the Custodian pursuant to the terms of the Custodial Agreement in connection with the pledge of Eligible Receivables to be made in connection therewith.

            (c)   The Loans shall bear interest at the Yield Rate.

            (d) Subject to Section 2.20 and the other terms, conditions, provisions and limitations set forth herein, the Borrower may borrow, repay or prepay and reborrow Loans, on and after the date hereof and prior to the earlier to occur of the Facility Maturity Date and the Early Amortization Commencement Date.

            (e) Determinations by the Lender of the existence of any CP Disruption Event, or of the effect of any CP Disruption Event on its making or maintaining Loans at the CP Eurodollar Rate, shall be conclusive absent manifest error.

            (f) Determinations by the Lender of the existence of any Eurodollar Disruption Event, or of the effect of any Eurodollar Disruption Event on its making or maintaining Loans at the Adjusted Eurodollar Rate, shall be conclusive absent manifest error.

            (g) Only one Borrowing shall be permitted on any Business Day.

            SECTION 2.03 Facility Maturity Date. Any Loans outstanding on the Facility Maturity Date shall mature on such date. Notwithstanding any other provision hereof, on the Facility Maturity Date, the outstanding principal of all outstanding Loans, if any, and all Yield and all Fees accrued thereon and all other Obligations shall be immediately due and payable (and the Borrower shall pay all such amounts immediately).

            SECTION 2.04 Selection of Fixed Periods. (a) At all times until the earlier to occur of the Early Amortization Commencement Date and the Facility Maturity Date, the Borrower shall, subject to the Agent's and the Lender's approval and the limitations described below, request Fixed Periods and allocations of a portion of the outstanding Loans to each selected Fixed Period, so that all such outstanding Loans are at all times allocated to one or more Fixed Periods. Subject to Section 2.04(c), the Yield Rate to apply to all Loans outstanding shall be the CP Rate. The requested initial Fixed Period applicable to any new Loan arising as a result of a Borrowing shall be requested in the Notice of Borrowing which shall be delivered in connection with the applicable Subsequent Borrowing. Subject to the next sentence of this Section 2.04, each CP Rollover Fixed Period shall commence on the last day of the immediately preceding Fixed Period, and the duration of such CP Rollover Fixed Period shall be such as the Borrower shall request in a Commercial Paper Remittance Report and the Agent shall approve; provided that such Commercial Paper Remittance Report was received by the Agent not later than 12:30 P.M. (New York City time) on a day at least one Business Day prior to such last day, except that if the Agent shall not have received such report before 12:30 P.M. on such day or the Agent and the Borrower shall not have so mutually agreed before 2:00 P.M. (New York City time) on such day, such CP Rollover Fixed Period shall be one day and the applicable Yield Rate shall be the CP Rate; provided that, notwithstanding the foregoing, upon the occurrence of any Early Amortization Event, the applicable Yield Rate for all Fixed Periods in effect at the time of such occurrence shall convert to, and for all Fixed Periods that come into effect thereafter (but prior to the occurrence of any Event of Default) shall be, the Early Amortization Funding Rate and provided further that, notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default, the Lender shall cease to issue commercial paper notes to fund and maintain Loans hereunder and the applicable Yield Rate for all Fixed Periods in effect at the time of such occurrence shall convert to, and for all Fixed Periods that come into effect during the continuance of any Event of Default shall be, the Default Funding Rate. Any Fixed Period (other than a Fixed Period with respect to Loans which accrue Yield at the Non-CP Rate) which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day. Any Fixed Period which commences before the Early Amortization Commencement Date and would otherwise end on a date occurring after the Early Amortization Commencement Date shall end on the Early Amortization Commencement Date. On and after the Early Amortization Commencement Date, the Agent shall have the right to allocate outstanding Loans, if any, to Fixed Periods of such duration as shall be selected by the Agent. The Lender shall, on the first day of each Fixed Period with respect to Loans which accrue Yield at the CP Rate, notify the Agent of the Yield Rate for such Loans.

            (b) References herein to Loans which accrue Yield at the Non-CP Rate being allocated to a Fixed Period shall mean all such Loans that are outstanding during such Fixed Period or a portion thereof.

            (c) So long as no Event of Default or Early Amortization Event or event or circumstance which, with the giving of notice or the passage of time, or both, would constitute an Event of Default or Early Amortization Event shall have occurred and be continuing, each of the Lender and the Agent shall make reasonable efforts to allow Loans to accrue Yield at the CP Rate; provided that neither the Lender nor the Agent shall have any obligation to allow Loans to accrue Yield at the CP Rate upon the occurrence of a CP Disruption Event.

            SECTION 2.05 Remittance Procedures. The Servicer, as agent for the Agent and the Lender, shall instruct the Agent's Bank, and the Agent may instruct the Agent's Bank, to apply funds on deposit in the Collection Account as described in this Section 2.05.

            (a) Yield and Liquidation Fees. On each Business Day (including any Remittance Date), the Servicer shall, and the Agent may, direct the Agent's Bank to set aside in the Collection Account for transfer at the further direction of the Lender or the Agent or any other duly authorized agent of the Lender (whether on such day or on a subsequent day) collected funds in an amount equal to Yield through such day on the Loans not so previously set aside and the amount of any unpaid Liquidation Fees owed to the Lender on such day. On the last day of each Fixed Period, the Agent shall notify the Servicer of, and direct the Agent's Bank to pay, such collected funds set aside in respect of Yield pursuant to this Section 2.05(a) to the Lender (or the designee of the Lender) in respect of payment of accrued Yield for such Fixed Period; provided, however, that (i) in the case of any Loan accruing Yield at the CP Rate, the portion of such Yield attributable to the Applicable Margin, and (ii) in the case of any Loan accruing Yield at the Non-CP Rate, all such Yield, shall remain set aside in the Collection Account until the next Remittance Date and, at which time, shall be disbursed pursuant to Section 2.05(c). On any Business Day on which an amount is set aside in respect of Liquidation Fees pursuant to this
Section 2.05(a), the Agent shall direct the Agent's Bank to pay such funds to the Lender in payment of such Liquidation Fees.

            (b) Fixed Period Loan Principal Repayment. The Servicer shall, and the Agent may, on the last day of each Fixed Period that is not a Remittance Date, direct the Agent's Bank to transfer collected funds held by the Agent's Bank in the Collection Account on such date, to pay the Agent for the account of the Lender in payment of the outstanding principal amount of all Loans allocated to such Fixed Period, an amount equal to the lesser of (i) the amount of such collected funds held in the Collection Account or (ii) the aggregate outstanding principal amount of Loans allocated to such Fixed Period or, if no Early Amortization Event shall have occurred and be continuing, if lower, an amount equal to the excess, if any, of the aggregate outstanding principal amount of Loans immediately prior to such distribution over the Capital Limit (after giving effect to any Borrowing made on such date and any distributions of amounts on deposit in the Collection Account made on such date).

            (c) Remittance Date Transfers from Collection Account. The Servicer shall and the Agent may, on each Remittance Date, direct the Agent's Bank to transfer collected funds held by the Agent's Bank in the Collection Account (in excess of the aggregate amounts (except amounts described in clauses (B) and (C) of sub-paragraph (i) below) set aside and/or paid on such Remittance Date pursuant to Section 2.05(a)), in the following amounts and priority:

                  (i) to the Agent for the account of the Lender in an amount equal to (and for the pro rata payment of) (A) the Fees which are due and payable on such Remittance Date pursuant to the terms of the Fee Letter,
      (B) any Yield on any Loan accruing Yield at the CP Rate which is attributable to the Applicable Margin and which is accrued and unpaid as of the last day of the preceding month and (C) any Yield on any Loan accruing Yield at the Non-CP Rate which is accrued and unpaid as of the last day of the preceding month;

                  (ii) at any time after the occurrence of a Servicer Default and the appointment of the Backup Servicer as the Servicer hereunder, to the Backup Servicer in an amount equal to the Backup Servicer's Fees which are accrued and unpaid as of the last day of the preceding month;

                  (iii) to the Custodian in an amount equal to the Custodian's Fees which are accrued and unpaid as of the last day of the preceding month (and expenses of the Custodian which are reimbursable under the terms of the Custodial Agreement and are unpaid as of the last day of the preceding month);

                  (iv) to the Agent for the account of the Lender in an amount equal to the aggregate amount of all other obligations of the Borrower then due to the Lender, the Agent or any Affected Party hereunder (other than those specified in clauses (v) and (x) below);

                  (v) to the Agent for the account of the Lender in an amount equal to the Borrowing Base Deficiency (if any) as of such Remittance Date;

                  (vi) to the Sinking Fund Account in the amount of any Additional Deposit required pursuant to Section 2.1(d) of the Sinking Fund Account Agreement;

                  (vii) without limiting the obligation of the Borrower under the Sinking Fund Agreement, to the Agent for the account of the Agent in an amount equal to (and for repayment of) any funds expended by the Agent to purchase any Purchased Rate Caps which the Borrower failed to purchase in breach of its obligation to do so under the terms of the Sinking Fund Agreement;

                  (viii) without limiting the obligation of the Borrower under the Sinking Fund Agreement and at the election of the Agent, to the applicable counterparty (as set forth in the Sinking Fund Agreement) in an amount equal to (and for payment of) any Purchased Rate Caps which the Borrower failed to purchase in breach of its obligation to do so under the terms of the Sinking Fund Agreement;

                  (ix) to the Servicer (if the Servicer is RFI or any Affiliate thereof) in an amount equal to the Servicing Fee which is accrued and unpaid as the last day of the preceding month plus any Servicer Advances not previously reimbursed to the Servicer;

                  (x) on or after the occurrence of the Early Amortization Commencement Date, to the Agent for the account of the Lender for the repayment of Loans outstanding in an amount equal to the lesser of (i) all remaining funds in the Collection Account and (ii) an amount necessary to repay the outstanding principal amount of all Loans in full; and

                  (xi) to the Borrower, any remaining amounts.

Upon its receipt of funds pursuant to clauses (i), (iv), (v) and (x), the Agent shall apply such funds as directed by the Lender or as otherwise provided in this Agreement.

            (d) Transfers from Collection Account Related to the Sinking Fund Agreement. The Servicer shall, and if the Servicer fails to do so the Agent may, on any Borrowing Date, direct the Agent's Bank to transfer collected funds held by the Agent's Bank in the Collection Account in the following amounts and priority:

                  (i) to the Sinking Fund Account in the amount of any Additional Deposit required pursuant to Section 2.1(d) of the Sinking Fund Account Agreement;

                  (ii) without limiting the obligation of the Borrower under the Sinking Fund Agreement, to the Agent for the account of the Agent in an amount equal to (and for repayment of) any funds expended by the Agent to purchase any Purchased Rate Caps which the Borrower failed to purchase notwithstanding its obligation to do so under the terms of the Sinking Fund Agreement; and

                  (iii) without limiting the obligation of the Borrower under the Sinking Fund Agreement and at the election of the Agent, to the applicable counterparty (as set forth in the Sinking Fund Agreement) in an amount equal to (and for payment of) any

      Purchased Rate Caps which the Borrower failed to purchase notwithstanding its obligation to do so under the terms of the Sinking Fund Agreement.

            (e) [Intentionally omitted].

            (f) Borrower Deficiency Payments. Notwithstanding anything to the contrary contained in this Section 2.05 or in any other provision in this Agreement, if, on any day prior to the Collection Date, the Facility Amount shall exceed the lesser of (i) the Borrowing Limit minus the Discount Amount and
(ii) the Capital Limit, then the Borrower shall remit to the Agent, prior to any Borrowing and in any event no later than the close of business of the Agent on such day (or if such day is not a Business Day, no later than the close of business of the Agent on the next succeeding Business Day), a payment (to be applied by the Agent to either fund the Spread Account or repay Loans selected by the Agent, in its sole discretion) in such amount as may be necessary to reduce the Facility Amount to an amount less than or equal to the lesser of (x) the Borrowing Limit minus the Discount Amount and (y) the Capital Limit.

            (g) Instructions to the Agent's Bank. All instructions and directions given to the Agent's Bank by the Servicer or the Agent pursuant to this Section 2.05 shall be in writing (including instructions and directions transmitted to the Agent's Bank by telecopy) and such written instructions and directions shall be delivered with a written certification that such instructions and directions are in compliance with the provisions of this
Section 2.05. A copy of all instructions and directions given to the Agent's Bank by the Servicer pursuant to this Section 2.05, shall be immediately transmitted to the Agent by telecopy. A copy of all instructions and directions given to the Agent's Bank by the Agent pursuant to this Section 2.05, shall be immediately transmitted to the Servicer and the Borrower by telecopy.

            SECTION 2.06      [Intentionally omitted].

            SECTION 2.07      [Intentionally omitted].

            SECTION 2.08      [Intentionally omitted].

            SECTION 2.09      [Intentionally omitted].

            SECTION 2.10      [Intentionally omitted].

            SECTION 2.11 Payments and Computations, Etc. (a) All amounts to be paid or deposited by the Borrower or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 1:00 P.M. (New York City time) on the day when due in lawful money of the United States in immediately available funds to the Collection Account or such other account as is designated by the Lender. The Borrower shall, to the extent permitted by law, pay to the Agent interest on all amounts not paid or deposited when due hereunder (whether owing by the Borrower or the Servicer) at the Non-CP Rate plus 2.00%, payable on demand; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. Such interest shall be for the account of, and distributed by the Agent to, the Lender. Any Obligation hereunder shall not be reduced by any distribution of any portion of Collections if at any time such distribution is rescinded or returned by the Lender to the Borrower or any other Person for any reason. All computations of interest and all computations of Yield, Liquidation Fee and other fees hereunder (including, without limitation, the Fees, the Backup Servicer's Fee and the Servicing Fee) shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

            (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of Yield, interest or any fee payable hereunder, as the case may be.

            (c) If any Borrowing requested by the Borrower and approved by the Lender and the Agent pursuant to Section 2.02 or any selection of any Fixed Period requested by the Borrower and approved by the Agent pursuant to Section
2.04 is not for any reason whatsoever, except as a result of the gross negligence or wilful misconduct of the Lender and/or the Agent, made or effectuated, as the case may be, on the date specified therefor, the Borrower shall indemnify the Lender against any loss, cost or expense incurred by the Lender (other than any such loss, cost or expense solely due to the gross negligence or willful misconduct of the Lender or the Agent), including, without limitation, any loss (including cost of funds and out-of-pocket expenses), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Lender to fund Loans or maintain Loans during such Fixed Period.

            SECTION 2.12 Fees. (a) The Borrower shall pay the Lender (either directly or through the Agent) certain fees (the "Fees") in the amounts and on the dates set forth in a fee letter (the "Fee Letter"), dated the date hereof, among RFI, the Borrower, the Agent, and the Lender.

            (b) All of the Fees payable pursuant to this Section 2.12 shall be payable solely from amounts available for application pursuant to, and subject to the priority of payment set forth in, Section 2.05.

            SECTION 2.13 Increased Costs; Capital Adequacy. (a) If, due to either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to the Agent, the Lender, or any Affiliate, successor or assign thereof (each of which shall be an "Affected Party") of agreeing to make or making, funding or maintaining any Loan, as the case may be, the Borrower shall, from time to time, upon written demand by such Affected Party (with a copy to the Agent), immediately pay to such Affected Party (as a third party beneficiary, in the case of an Affected Party that is not also the Lender hereunder), additional amounts sufficient to compensate such Affected Party for such increased costs.

            (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule or regulation, directive or request or (ii) the compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other governmental authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis of such demand), such Affected Party shall be paid (from Collections pursuant to, and subject to the priority of payment set forth in, Section 2.05) such additional amounts as will compensate such Affected Party for such reduction.

            (c) In determining any amount provided for in this Section 2.13, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section 2.13 shall submit to the Borrower a certificate setting forth in reasonable detail the computations of such additional or increased costs, which certificate shall be conclusive absent demonstrable error.

            (d) If, as a result of any event or circumstance similar to those described in Section 2.13(a) or 2.13(b), any Affected Party (that is an Issuer) is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement, then, upon demand by such Affected Party, the Borrower shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts paid by it.

            (e) If, as a result of any event or circumstance described in this
Section 2.13, any Affected Party requests and receives compensation and the Borrower's payment of such compensation increases the effective lending rate hereunder to greater than fifty basis points per annum in excess of the lending rate which otherwise would have been in effect hereunder, the Borrower may terminate this Agreement upon five (5) Business Days notice to the Agent; provided, that no such termination shall be effective until the Borrower shall have repaid in full all Obligations.

            SECTION 2.14 Collateral Assignment of Agreements; Rights of Lender Regarding Pledged Consumer Note Receivables. (a) The Borrower hereby collaterally assigns to the Agent, for the benefit of the Lender, all of the Borrower's right, title and interest in, to and under the Borrower Receivables Purchase Agreements and all Contracts, all Assignment

Documents, all Applicable Underlying Loan Documents, all Applicable Underlying Purchase Documents, all Pledged Purchased Consumer Note Receivables, all Pledged Developer Note Receivables, all Pledged Consumer Note Receivables, all Underlying Guaranties, all Interval Mortgages, all Developer Mortgages, all Hypothecation Loan Agreements, all Eligible Developer Sale Agreements and all Title Policies related to any Pledged Receivable, all other agreements, documents and instruments comprising Collateral, Applicable Underlying Loan Collateral or Applicable Underlying Purchased Note Collateral and all other agreements, documents and instruments evidencing, securing or guarantying any Pledged Receivable and all other agreements, documents and instruments related to any of the foregoing (the "Assigned Documents"). The Borrower confirms and agrees that the Agent (or any designee thereof) shall have, following an Event of Default or an Early Amortization Event, the sole right to enforce the Borrower's rights and remedies under each Assigned Document, but without any obligation on the part of the Agent, the Lender or any of their respective Affiliates to perform any of the obligations of the Borrower under any such Assigned Document. In addition, each of the Servicer and the Borrower confirms and agrees that the Servicer or the Borrower will send to the Agent a notice of
(i) any breach of any representation, warranty, agreement or covenant under any such Assigned Document or (ii) any event or occurrence that, upon notice to RFI or EFI, or upon the passage of time or both, would constitute such a breach. The Borrower further confirms and agrees that such assignment to the Agent shall terminate upon the Collection Date.

            (b) The Lender shall have a continuing first priority Lien and security interest in and to all of the Pledged Consumer Note Receivables (including, without limitation, Eligible Pledged Presale Consumer Note Receivables) (by virtue of the above collateral assignment to the Lender of all of the Borrower's right, title, and interest thereto) as well as in the Eligible Purchased Consumer Note Receivables, Eligible Purchased Presale Consumer Note Receivables and Eligible Developer Note Receivables, and may collect and shall receive (and the Servicer shall take all steps necessary to ensure that the Lender shall receive) all payments made under or in respect of all Pledged Consumer Note Receivables (including, without limitation, Eligible Pledged Presale Consumer Note Receivables)(by virtue of the above collateral assignment to Lender of all of Borrowers right, title, and interest thereto), the Eligible Purchased Consumer Note Receivables, Eligible Purchased Presale Consumer Note Receivables and Eligible Developer Note Receivables, including Eligible Pledged Consumer Note Receivables, Eligible Purchased Consumer Note Receivables, Eligible Purchased Presale Consumer Note Receivables and Eligible Developer Note Receivables that may become ineligible, until any of the same are released by the Lender, if at all, pursuant to the terms hereof.

            (c) It is hereby acknowledged and agreed by the parties hereto that the obligation to fund future loans to the related Applicable Underlying Borrower under each Pledged Developer Note Receivables has been retained by RFI and, as such, the Borrower's collateral assignment to the Agent, for the benefit of the Lender, of all of the Borrower's right, title and interest in, to and under any of its Pledged Developer Note Receivables, is a collateral assignment of the Borrower's right, title and interest in, to and under such Pledged Developer Note Receivable to the extent of loans funded and outstanding under such Pledged Developer Note Receivable including, without limitation, all of the Borrower's right, title and interest with


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

respect to the related Applicable Underlying Borrower's obligation to make payments of principal, interest and fees with respect to such funded loans and all of the Borrower's right, title and interest in, to and under all related Applicable Underlying Loan Documents and all related Applicable Underlying Loan Collateral and any other rights related to such Pledged Developer Note Receivable.

            SECTION 2.15 Grant of a Security Interest. To secure the prompt and complete payment when due of the Obligations and the performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Agreement, the Borrower hereby collaterally assigns and pledges to the Agent, on behalf of the Lender (and its successors and assigns) and grants to the Agent, on behalf of the Lender (and its successors and assigns), a security interest in all of the Borrower's right, title and interest in, to and under all of the following property and interests in property (collectively, the "Pledged Assets"), whether tangible or intangible and whether now owned or existing or hereafter arising or acquired and wheresoever located:

            (a) all Receivables purchased by (or purportedly purchased by) the Borrower under either of the Borrower Receivables Purchase Agreements (collectively, the "Pledged Receivables"), together with all Collateral and all Related Security related to the Pledged Receivables, all Collections and other monies due and to become due to the Borrower in respect of any Pledged Receivable and any security therefor received on or after the date such Pledged Receivables were purchased by (or purportedly purchased by) the Borrower under either of the Borrower Receivables Purchase Agreements;

            (b) the Assigned Documents, including in each case, without limitation, all monies due and to become due to the Borrower under or in connection therewith, and all legal opinions delivered or rendered in connection with any item included in clause (a) above or this clause (b) or any transaction related to any of the foregoing;

            (c) the Lockbox, the Lockbox Account, the Collection Account, the Sinking Fund Account, and all other bank and similar accounts relating to the collection of Pledged Receivables (whether now existing or hereafter established) and all funds held therein or in such other accounts, and all investments in and all income from the investment of such funds in the Lockbox Account (if any), the Collection Account, the Sinking Fund Account, and such other accounts;

            (d) the Records relating to any Pledged Receivables;

            (e) all UCC financing statements filed by the Borrower against RFI or EFI under or in connection with either of the Borrower Receivables Purchase Agreements;

            (f) the Sinking Fund Agreement;

            (g) all Purchased Rate Caps;


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

            (h) all Liquidation Proceeds relating to any Pledged Receivables;

            (i) all Environmental Reports and similar environmental reports certified or assigned to the Borrower which are related to Pledged Receivables; and

            (j) all proceeds of the foregoing property described in clauses (a) through (i) above, including interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for or on account of the sale or other disposition of any or all of the then existing Pledged Receivables.

            SECTION 2.16 Evidence of Debt. The Lender shall maintain an account or accounts evidencing the indebtedness of the Borrower to the Lender resulting from each Loan owing to the Lender from time to time, including the amounts of principal and interest payable and paid to the Lender from time to time hereunder. The entries made in such account(s) of the Lender shall be conclusive and binding for all purposes, absent manifest error.

            SECTION 2.17 Survival of Representations and Warranties; Repayment Obligations. (a) It is understood and agreed that the representations and warranties set forth in Section 4.01 are made on the date of this Agreement, at the time of the initial Borrowing, and on each Subsequent Borrowing Date and Remittance Date thereafter. If, as a result of the breach of any of the representations and warranties in Section 4.01 or for any other reason there exists or would exist a Borrowing Base Deficiency, the Borrower shall promptly (and, in any case, within one Business Day) prepay to the Agent, for the account of the Lender, the portion of the Loans as is necessary to cure such Borrowing Base Deficiency. The Borrower shall promptly reimburse the Agent and the Lender for any reasonable out-of-pocket expenses incurred by the Agent and the Lender, respectively, in respect of any such prepayment including, without limitation, Liquidation Fees.

            SECTION 2.18 Release of Pledged Receivables. (a) In connection with the consummation of any Take-Out Securitization, any pay off by the related Obligor or liquidation by the Servicer of any Receivable or Pledged Consumer Note Receivable, or any required repurchase by REF or EFI of Pledged Receivables or Pledged Consumer Note Receivables pursuant to either of the Borrower Receivables Purchase Agreements, the Borrower shall be entitled to obtain the release of any Pledged Receivable subject to any such transaction, pay off, liquidation or repurchase at any time after the date hereof by depositing into an account designated by the Agent the Release Price therefor on any Remittance Date and upon such deposit the Agent shall execute and deliver, within a reasonable period of time and at the sole expense of the Borrower, such documents as the Borrower determines in its reasonable discretion to be necessary to effect such release; provided, that the foregoing release shall only be available if, after giving effect thereto and the application of the proceeds thereof in accordance with the terms hereof, there shall not be a Borrowing Base Deficiency or Early Amortization Event.


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

            (b) The Borrower shall notify the Agent of any Release Price to be paid pursuant to this Section 2.18 on the Business Day on which such Release Price shall be paid specifying the Pledged Receivables to be released and the Release Price.

            SECTION 2.19 Treatment of Amounts Paid by the Borrower. Amounts paid by the Borrower pursuant to Section 2.18 on account of Pledged Receivables shall be treated as payments on Pledged Receivables hereunder.

            SECTION 2.20 Termination. The Borrower shall not terminate this Agreement or any other Transaction Document or reduce the Borrowing Limit, in each instance, prior to the Facility Maturity Date without the Agent's prior written consent, which consent may be withheld in the Agent's sole discretion.

            SECTION 2.21 Underlying Payments. (a) Upon the closing of each Applicable Underlying Loan (or, if such closing took place prior to the date hereof, on the date hereof), the Servicer shall direct or otherwise cause the related Applicable Underlying Borrower: (i) to direct or otherwise cause all present and future Consumers that are makers of all related Pledged Consumer Note Receivables to mail payments of all monies due thereunder to a Lockbox,
(ii) to mail (and to cause the Applicable Underlying Guarantor, if any, to mail) to a Lockbox or pay by wire transfer into the Collection Account all interest, principal, prepayments (both voluntary and mandatory), and other amounts of any and every description payable to RFI or the Borrower by or on behalf of such Applicable Underlying Borrower or Applicable Underlying Guarantor, if any, pursuant to the applicable Pledged Note Receivable or any other Applicable Underlying Loan Documents and (iii) cause the Agent's Bank to (A) deposit all payments of Collections received in the applicable Lockbox into the Lockbox Account on each Business Day and (B) to remit all Collections deposited into the Lockbox Account to the Collection Account within one (1) Business Day of the deposit of such Collections into the Lockbox Account. Neither the Servicer nor the Borrower shall (or allow the related Applicable Underlying Borrower to) change any payment directions referred to in the previous sentence without the prior written consent of the Agent, which such consent shall not be unreasonably withheld.

            (b) Upon the closing of each Applicable Underlying Purchase (or, if such closing took place prior to the date hereof, on the date hereof), the Servicer shall direct or otherwise cause the related Applicable Underlying Seller (i) to direct or otherwise cause all present and future Consumers that are makers of all Pledged Purchased Consumer Note Receivables sold by such Applicable Underlying Seller to mail payments of all monies due thereunder to a Lockbox, (ii) to mail (and to cause the Applicable Underlying Guarantor, if any, to mail) to a Lockbox or pay by wire transfer into the Collection Account all interest, principal, prepayments (both voluntary and mandatory), and other amounts of any and every description payable to RFI or the Borrower by or on behalf of such Applicable Underlying Seller or Applicable Underlying Guarantor, if any, pursuant to the applicable Eligible Developer Sale Agreement or any other Applicable Underlying Purchase Documents and (iii) cause the Agent's Bank to (A) deposit all payments of Collections received in the applicable Lockbox into the


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Lockbox Account on each Business Day and (B) to remit all Collections deposited into the Lockbox Account to the Collection Account within one (1) Business Day of the deposit of such Collections into the Lockbox Account. Neither the Servicer nor the Borrower shall (or allow the related Applicable Underlying Seller to) change any payment directions referred to in the previous sentence without the prior written consent of the Agent, which such consent shall not be unreasonably withheld.

            (c) Following any advance by RFI under any Applicable Underlying Loan Documents to an Applicable Underlying Borrower from which any amounts due RFI from the Applicable Underlying Borrower under the Applicable Underlying Loan Documents have been subtracted, RFI shall pay all such subtracted amounts, together with any additional amounts paid to or otherwise received from time to time by RFI or the Borrower in connection with an Applicable Underlying Loan, including but not limited to any amounts received by the Servicer, upon its realization upon any Applicable Underlying Loan Collateral, directly to the Collection Account on the date as of which any such amount was subtracted from an advance to the Applicable Underlying Borrower or was otherwise paid to or received by RFI or the Borrower.

            (d) Following the payment of any purchase price by RFI or EFI under any Applicable Underlying Purchase Documents to an Applicable Underlying Seller from which any amounts due RFI or EFI from the Applicable Underlying Seller under the Applicable Underlying Purchase Documents have been subtracted, RFI or EFI shall pay all such subtracted amounts, together with any additional amounts paid to or otherwise received from time to time by RFI, EFI or the Borrower in connection with an Applicable Underlying Purchase, including but not limited to any amounts received by the Servicer, upon its realization upon any Applicable Underlying Purchase Collateral, directly to the Collection Account on the date as of which any such amount was subtracted from any purchase price paid to the Applicable Underlying Seller or was otherwise paid to or received by RFI or the Seller.


                                 ARTICLE III.

                             CONDITIONS OF LOANS

            SECTION 3.01 Conditions Precedent to Initial Borrowing. The initial Borrowing hereunder is subject to the conditions precedent that:

            (a) all acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened prior to the execution, delivery and performance of this Agreement and all related documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws;


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

            (b) the Agent shall have received on or before the date of such Borrowing the items listed in Schedule I, each in form and substance satisfactory to the Agent and the Lender; and

            (c) the Sinking Fund Account Agreement shall have been duly executed by each of the parties thereto.

            SECTION 3.02 Conditions Precedent to All Borrowings. Except as otherwise expressly provided below, each Borrowing (including the initial Borrowing) by the Borrower from the Lender shall be subject to the further conditions precedent that:

            (a) With respect to any such Borrowing (other than the initial Borrowing), on or prior to the date of such Borrowing, the Servicer shall have delivered to the Agent, in form and substance satisfactory to the Agent, the most recent Monthly Remittance Report required by the terms of
      Section 6.12(b);

            (b) With respect to such Borrowing, at least one Business Day prior to the date of such Borrowing, the Servicer shall have delivered to the Agent, in form and substance satisfactory to the Agent, a certificate signed by an officer of the Borrower having responsibility for financial matters of the Borrower which shall demonstrate that, after giving effect to such Borrowing requested by the Borrower, the Facility Amount will not exceed the lesser of the (i) Borrowing Limit minus the Discount Amount and
      (ii) the Capital Limit;

            (c) On the Borrowing Date of such Borrowing, the following statements shall be true, and the Borrower by accepting the amount of such Borrowing shall be deemed to have certified that:

                  (i) the representations and warranties contained in Section
      4.01 are true and correct in all material respects, before and after giving effect to the Borrowing to take place on such Borrowing Date and to the application of proceeds therefrom, on and as of such day as though made on and as of such date;

                  (ii) no event has occurred and is continuing, or would result from such Borrowing, which constitutes an Early Amortization Event hereunder, or an event that but for notice or lapse of time or both would constitute an Early Amortization Event;

                  (iii) on and as of such day, after giving effect to such Borrowing, the Facility Amount does not exceed the lesser of (x) the Borrowing Limit minus the Discount Amount and (y) the Capital Limit;

                  (iv) (A) the Borrower has delivered to the Agent a timely copy of the Notice of Borrowing and the Notice of Pledge (together with the attached Receivables Schedule) pursuant to Section 2.02, each appropriately completed and executed by the


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

      Borrower, (B) (1) the Borrower has delivered or caused to have been delivered to the Custodian the Notice of Pledge (together with the attached Receivables Schedule) related to the Receivables being Pledged hereunder on such Borrowing Date and (i) the Pledged Developer Note Receivable File with respect to the Pledged Developer Note Receivables being Pledged hereunder on such Borrowing Date, (ii) the Pledged Consumer Note Receivable File with respect to each Pledged Consumer Note Receivable being Pledged hereunder on such Borrowing Date, (iii) the Pledged Purchased Consumer Note Receivable File with respect to each Pledged Purchased Consumer Note Receivable being Pledged hereunder on such Borrowing Date and (iv) the Eligible Developer Sale Agreement File with respect to each Eligible Developer Sale Agreement pursuant to which Pledged Purchased Consumer Note Receivables being Pledged hereunder on such Borrowing Date were sold to RFI or EFI, (2) the Pledged Developer Note Receivables, Pledged Consumer Note Receivables and/or Pledged Purchased Consumer Note Receivables being Pledged hereunder on such Borrowing Date are duly endorsed (except in the case of Existing Developer Note Receivables, Existing Pledged Consumer Note Receivables and/or Existing Pledged Consumer Note Receivables, in which case such items have bee endorsed to the extent required to be deemed Consumer Level Eligible Receivables or Primary Level Eligible Receivables hereunder) and duly assigned by RFI to the Borrower and duly endorsed and duly assigned by the Borrower to the Agent and (3) the Developer Mortgages, if applicable, and Interval Mortgages, if applicable, related to each Receivable being Pledged hereunder on such Borrowing Date, assignments thereof by the Applicable Underlying Borrower or Applicable Underlying Seller to RFI, assignments thereof by RFI to the Borrower and assignments thereof by the Borrower to the Agent have all been duly recorded in the appropriate recording offices, and (C) the Custodian has delivered to the Agent by 11:30 A.M. (New York City time) on such Borrowing Date, a Collateral Receipt from the Custodian confirming that, inter alia, the Receivable Files received on such Borrowing Date conform with the Receivables Schedule delivered to the Custodian and the Agent on such Borrowing Date;

                  (v) all terms and conditions of the applicable Borrower Receivables Purchase Agreement required to be satisfied in connection with the transfer and sale of each Receivable being Pledged hereunder on such Borrowing Date, including, without limitation, the perfection of the Borrower's interests therein shall have been satisfied in full, and all filings (including, without limitation, real property and UCC filings) required to be made by any Person and all actions required to be taken or performed by any Person in any jurisdiction to give the Agent, for the benefit of the Lender, a first priority perfected security interest in such Receivables and the proceeds thereof shall have been made, taken or performed; provided, that, no UCC financing statements will be required to be filed against any individual Consumer;

                  (vi) the Borrower shall have taken all steps necessary under all applicable law in order to cause a valid, subsisting and enforceable first priority security interest to exist in its favor in the Applicable Underlying Loan Collateral, the Applicable Underlying Purchased Note Collateral and all other Collateral related to each Receivable

      (and the proceeds thereof) being Pledged hereunder on such Borrowing Date and immediately prior to the Pledge of such Receivable by the Borrower to the Agent (for the benefit of the Lender), there shall have existed in favor of the Borrower as secured party, a valid, subsisting and enforceable first priority perfected lien in the Applicable Underlying Loan Collateral, the Applicable Underlying Purchased Note Collateral and all other such Collateral related to such Receivable (and the proceeds thereof), and such security interest is and shall be prior to all other liens (other than Permitted Liens and Encumbrances) upon and security interests in such the Applicable Underlying Loan Collateral, the Applicable Underlying Purchased Note Collateral and other such Collateral (and the proceeds thereof) that now exist or may hereafter arise or be created; provided, that, any such security interest in the Land, Units and/or Common Elements of an Applicable Development, to the extent evidenced by a Developer Mortgage, may be subordinate to an AD&C Mortgage;

                  (vii) the Borrower shall have taken all steps necessary under all applicable law in order to cause a valid, subsisting and enforceable first priority ownership interest to exist in its favor in the Pledged Purchased Consumer Note Receivable (and the proceeds thereof) related to any Receivable being Pledged hereunder on such Borrowing Date and immediately prior to the Pledge of such Receivable by the Borrower to the Agent (for the benefit of the Lender), there shall have existed in favor of the Borrower as secured party, a valid, subsisting and enforceable first priority ownership interest in the Pledged Purchased Consumer Note Receivable (and the proceeds thereof) related to any such Receivable which is and free of all liens and security interests; and

                  (viii) the Borrower shall have taken all steps necessary under all applicable law in order to cause to exist in favor of the Agent, for the benefit of the Lender, a valid, subsisting and enforceable first priority perfected lien in (A) the Borrower's perfected security interest in the Applicable Underlying Loan Collateral, the Applicable Underlying Purchased Note Collateral and all other Collateral (other than the Pledged Purchased Consumer Note Receivables) related to each Receivable (and the proceeds thereof) being Pledged hereunder on such Borrowing Date and (B) the Pledged Purchased Consumer Note Receivables, the Pledged Developer Note Receivables and any other Pledged Assets related to each Receivable (and the proceeds thereof) being Pledged hereunder on such Borrowing Date, and upon the Pledge of such Receivable by the Borrower to the Agent (for the benefit of the Lender), there shall exist in favor of the Agent (for the benefit of the Lender) as secured party, a valid, subsisting and enforceable first priority perfected security interest in (A) the Borrower's perfected security interest in the Applicable Underlying Loan Collateral, the Applicable Underlying Purchased Note Collateral and all other Collateral (other than the Pledged Purchased Consumer Note Receivables) related to each Receivable (and the proceeds thereof) being Pledged hereunder on such Borrowing Date and (B) the Pledged Purchased Consumer Note Receivables, the Pledged Developer Note Receivables and any other Pledged Assets related to each Receivable (and the proceeds thereof) being Pledged hereunder on such Borrowing Date, and such security interest is and shall be prior to all other liens upon and security interests therein that now exist or may hereafter arise or be created (other than Permitted Liens and Encumbrances);

            (d) [Intentionally Omitted];

            (e) All Interval Mortgages related to each Receivable being Pledged hereunder on such Borrowing Date and collateral assignments thereof from the Applicable Underlying Borrower or the Applicable Underlying Seller to RFI or EFI, as the case may be, from RFI or EFI, as the case may be, to the Borrower, and from the Borrower to the Agent, for the benefit of the Lender shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws. All Developer Mortgages related to each Receivable being Pledged hereunder on such Borrowing Date and collateral assignments thereof from RFI or EFI, as the case may be, to the Borrower, and from the Borrower to the Agent, for the benefit of the Lender shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws. All such Interval Mortgages, if applicable, and Developer Mortgages, if applicable, must have evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required;

            (f) The Borrower has delivered or caused to have been delivered to the Custodian the Notice of Pledge (together with the attached Receivables Schedule) related to the Receivables being Pledged hereunder on the related Borrowing Date and (i) the Pledged Developer Note Receivable Files with respect to each Pledged Developer Note Receivable being Pledged hereunder on such Borrowing Date, (ii) the Pledged Consumer Note Receivable File with respect to each Pledged Consumer Note Receivable being Pledged hereunder on such Borrowing Date, (iii) the Pledged Purchased Consumer Note Receivable File with respect to each Pledged Purchased Consumer Note Receivable being Pledged hereunder on such Borrowing Date and (iv) the Eligible Developer Sale Agreement File with respect to each Eligible Developer Sale Agreement pursuant to which Pledged Purchased Consumer Note Receivables are being Pledged hereunder on such Borrowing Date;

            (g) [Intentionally Omitted];

            (h) No law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Loans by the Lender in accordance with the provisions hereof;

            (i) After giving effect to such Borrowing, the Sinking Fund Account shall be funded in the amount required under the Sinking Fund Account Agreement;


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

            (j) As to each Applicable Underlying Loan or Applicable Underlying Purchase in respect of which the requested Loan is sought, the following statements shall be true:

                  (i) The Borrower has received no notice of any asserted or threatened defense, offset, counterclaim, discount, or allowance in respect of any Pledged Developer Note Receivables and all related Pledged Consumer Note Receivables and/or the Pledged Purchased Consumer Note Receivables being Pledged hereunder on such Borrowing Date; and

                  (ii) The Borrower has received such additional items as the Agent shall reasonably require, including, without limitation, an aging report and delinquency reports of any Pledged Developer Note Receivables and all related Pledged Consumer Note Receivables and/or the Pledged Purchased Consumer Note Receivables being Pledged hereunder on such Borrowing Date; and

            (k) On the date of each Borrowing that is an Initial Underlying Loan Advance or Initial Underlying Purchase Advance, the following conditions shall have been satisfied:

                  (i) Applicable Underlying Documents. In the case of an Initial Underlying Loan Advance, the Applicable Underlying Borrower and, if any, the Applicable Underlying Guarantor have executed and delivered to the Borrower the Applicable Underlying Loan Documents. In the case of an Initial Underlying Purchase Advance, the Applicable Underlying Seller and, if any, the Applicable Underlying Guarantor have executed and delivered to Borrower the Applicable Underlying Purchase Documents.

                  (ii) Developer Title Policies, Etc. If applicable, in the case of an Initial Underlying Loan Advance with respect to an Applicable Underlying Loan secured in whole or in part by Consumer Note Receivables related to Right to Use Intervals or in the case of an Initial Underlying Purchase Advance with respect to an Applicable Underlying Purchase of Consumer Note Receivables related in whole or in part to Right to Use Intervals, the Applicable Underlying Borrower or Applicable Underlying Seller has delivered to the Servicer an ALTA extended coverage lender's policy of title insurance insuring in favor of the Applicable Underlying Borrower or Applicable Underlying Seller, and RFI or EFI, as applicable, together with their successors and assigns, including but not limited to the Borrower and the Lender, that good and marketable title in and to the related Applicable Development is vested in the Applicable Underlying Borrower or Applicable Underlying Seller, without exception for filed or unfiled mechanics' liens or claims or (if a Survey with respect to the related Applicable Development was required pursuant to the terms of this Agreement or if such Survey was conducted for any other reason) for matters that an accurate Survey would disclose, subject only to Permitted Liens and Encumbrances (the "Developer Title Policy") and


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

      such Developer Title Policy shall be issued by a title insurance company reasonably satisfactory to the Borrower and the Lender in all respects (the "Title Insurance Company"). It is understood by the parties hereto that if a Developer Title Policy can not be obtained with respect to a Development located in a jurisdiction outside of the United States, a similar title policy, if available, may be obtained in lieu thereof.

            Each Developer Title Policy shall contain such affirmative coverage as RFI or EFI, as applicable, deems reasonably necessary, including but not limited to an affirmative statement that the Developer Title Policy insures the Applicable Underlying Borrower or Applicable Underlying Seller and RFI or EFI, as applicable, together with their successors and assigns, including but not limited to the Borrower and the Lender, against all mechanics' and materialmen's liens arising from or out of construction of the Applicable Development, and shall contain endorsements in form and content acceptable to RFI or EFI, as applicable: (A) insuring against matters that would be disclosed on an accurate Survey of the Land if a Survey with respect to the related Applicable Development was required pursuant to the terms of this Agreement or if such Survey was conducted for any other reason; (B) insuring that no building restriction or similar exception to title disclosed on the Developer Title Policy has been violated and that any violation thereof would not create or result in any reversion, reverter or forfeiture of title; (C) if available, with respect to zoning in the form typically issued in the Applicable Jurisdiction; and
      (D) if available, insuring over any environmental superlien or similar lien upon all or any portion of the Applicable Development. Such Developer Title Policy shall provide that RFI, or EFI, as applicable, shall receive an endorsement to the Developer Title Policy on the date of each advance of the Applicable Underlying Loan or on the date of each Applicable Underlying Purchase: (A) indicating that since the date of the immediately preceding advance or purchase, there has been no change in the state of title and no mechanics' or materialmen's lien, claim, or lien or similar notice has been filed against the Development covered by such Developer Title Policy; (B) updating the Developer Title Policy to the date of such advance; and (C) increasing the coverage of the Developer Title Policy by an amount equal to the amount of such advance or the purchase price with respect to such purchase if the Developer Title Policy does not by its own terms provide for such an increase; provided, that, the amount of coverage of the Developer Title Policy need not be increased in excess of the aggregate acquisition and construction costs incurred by the related Applicable Underlying Borrower or Applicable Underlying Seller with respect to the related Applicable Development. The condition of title to all Applicable Underlying Loan Collateral or Applicable Underlying Purchased Note Collateral, as applicable, must be satisfactory to the Agent in all respects, in its reasonable discretion, as a condition precedent to the Lender's obligation to make any Loans hereunder in respect of the Applicable Underlying Loan that is secured by Borrower's lien in and to such Applicable Underlying Loan Collateral or the related Pledged Purchased Consumer Note Receivable, as applicable.

                  (iii) Interval Title Policies. If applicable, in the case of an Initial Underlying Loan Advance with respect to an Applicable Underlying Loan secured in


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      whole or in part by Fee Simple Intervals or in the case of an Initial
      Underlying Purchase Advance with respect to an Applicable Underlying Purchase of Consumer Note Receivables related in whole or in part to Fee Simple Intervals, the Applicable Underlying Borrower or Applicable Underlying Seller has delivered to the Servicer one or more ALTA extended coverage lender's policies of title insurance insuring in favor of the Applicable Underlying Borrower or Applicable Underlying Seller and RFI or EFI, as applicable, together with their successors and assigns including, but not limited to, the Borrower and the Lender, the first priority of the lien of each related Interval Mortgage in and to each such Fee Simple Interval, without exception for filed or unfiled mechanics' liens or (if a Survey with respect to the related Applicable Development was required pursuant to the terms of this Agreement or if such Survey was conducted for any other reason) claims or for matters that an accurate Survey would disclose, subject only to Permitted Liens and Encumbrances (each such policy, an "Interval Title Policy"). Such Interval Title Policy shall be issued by a Title Insurance Company. It is understood by the parties hereto that if an Interval Title Policy can not be obtained with respect to Intervals related to Development located in a jurisdiction outside of the United States, a similar title policy, if available, may be obtained in lieu thereof.

            Each such Interval Title Policy shall contain such affirmative coverage as EFI or RFI, as applicable, deems reasonably necessary, including but not limited to an affirmative statement that the Interval Title Policy insures the Applicable Underlying Borrower or Applicable Underlying Seller and RFI or EFI, as applicable, together with their successors and assigns, including but not limited to the Borrower and the Lender, to the extent of their respective interests in the Intervals covered by such Interval Title Policy, against all mechanics' and materialmen's liens arising from or out of construction of the Applicable Development, and shall contain endorsements in form and content acceptable to RFI or EFI, as applicable: (A) insuring against matters that would be disclosed on an accurate Survey of the Land if a Survey with respect to the related Applicable Development was required pursuant to the terms of this Agreement or if such Survey was conducted for any other reason; (B) insuring that no building restriction or similar exception to title disclosed on the Interval Title Policy has been violated and that any violation thereof would not create or result in any reversion, reverter or forfeiture of title; (C) if available, with respect to zoning in the form typically issued in the Applicable Jurisdiction; and (D) if available, insuring over any environmental superlien or similar lien upon all or any portion of the Applicable Development. Such Interval Title Policy shall provide that RFI, or EFI, as applicable, shall receive an endorsement to the Interval Title Policy on the date of each new advance of the Applicable Underlying Loan or on the date of each new purchase of a Consumer Note Receivable under the applicable Eligible Developer Sale
      Agreement: (A) indicating that since the date of the immediately preceding advance or purchase, there has been no change in the state of title and no mechanics' or materialmen's lien, claim, or lien or similar notice has been filed against any Interval that is covered by such Interval Title Policy; (B) updating the Interval Title Policy to the date of such new advance or new purchase; (C) increasing the coverage of the Interval Title Policy (X) to include the Interval or Intervals which secure such new


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      advance or are the subject of such new purchase and (Y) by an amount equal to the amount of such new advance or the purchase price with respect to such new purchase if the Interval Title Policy does not by its own terms provide for such an increase. The condition of title to all Applicable Underlying Loan Collateral or Applicable Underlying Purchased Note Collateral, as applicable, must be satisfactory to the Agent in all respects, in its reasonable discretion, as a condition precedent to the Lender's obligation to make any Loans hereunder in respect of the Applicable Underlying Loan that is secured by Borrower's lien in and to such Applicable Underlying Loan Collateral or the related Pledged
      Purchased Consumer Note Receivable, as applicable.

                  (iv) Opinions of Applicable Underlying Borrower's Counsel. The Borrower has received from counsel for the Applicable Underlying Borrower, the Applicable Underlying Guarantor, if any, or the Applicable Underlying Seller, as applicable, licensed in the Applicable Jurisdiction and reasonably acceptable to the Borrower and the Agent, legal opinions in substantially the applicable form attached hereto as Exhibit D (it being agreed that legal opinions substantially in such form are acceptable to the Agent) or otherwise in form and substance reasonably satisfactory to the Borrower and the Agent, dated as of the date of closing of the Applicable Underlying Loan, or the Applicable Underlying Purchase, as applicable, covering such items as may be reasonably required by the Borrower and the Agent, including, without limitation, that the Applicable Underlying Loan Documents or the Applicable Underlying Purchase Documents, as applicable, are valid, binding, and enforceable in accordance with their terms and that they do not violate any applicable usury or other Applicable Laws. The Borrower shall use its best efforts to cause that each such legal opinion to also be addressed to RFI or EFI and its successors and assigns and expressly state that it may be relied upon by such successors and assigns.

                  (v) Applicable Underlying Borrower's Background Documents. The Applicable Underlying Borrower, or the Applicable Underlying Seller, as applicable, has delivered to the Servicer and the Servicer has approved each of the following:

                        (A) Applicable Underlying Borrower's or Applicable
                  Underlying Seller's Organizational Documents. Copies of the Applicable Underlying Borrower's organizational documents, including but not limited to its articles of incorporation, bylaws, partnership agreement, limited liability company agreement and other relevant documents, as applicable, together with any amendments thereto, certified to be true and complete by the Applicable Underlying Borrower's Secretary or other authorized representative.

                        (B) Good Standing Certificates. After the date hereof,
                  current good standing certificates issued by the appropriate secretaries of state (or similar officials with respect to foreign jurisdictions) for the Applicable Underlying Borrower and the Applicable Underlying Guarantor, or the


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

                  Applicable Underlying Seller, as applicable and to the extent available in the case of foreign jurisdictions.

                        (C) Resolutions. Certified resolutions of the Applicable
                  Underlying Borrower's and Applicable Underlying Guarantor's, or Applicable Underlying Seller's, as applicable, boards of directors or general partners, as applicable, or such other evidence of authority as is appropriate for the Applicable Underlying Borrower's and Applicable Underlying Guarantor's, or Applicable Underlying Seller's, as applicable, form of business organization, authorizing the execution of all Applicable Underlying Loan Documents, or Applicable Underlying Purchase Documents, as applicable, and the performance of all obligations of the Applicable Underlying Borrower and Applicable Underlying Guarantor thereunder, or Applicable Underlying Seller, as applicable.

                        (D) Survey. In each case of any Consumer Note Receivable
                  which is the subject of a Developer Mortgage, an as-built Survey (except, in the case of Presale Consumer Note Receivables, in which case the Survey shall only have been conducted as to the applicable Land) satisfactory to the Borrower and (except in the case of Surveys delivered prior to the date hereof) the Lender and prepared by a licensed surveyor satisfactory to the Borrower, the Lender, the Agent and the Title Insurance Company in accordance with Borrower's requirements, of the Applicable Development's Land, showing the location and dimensions of all Units, Common Elements, if any, and other improvements thereto and indicating the routes of ingress and egress for public access to the Applicable Development, all utility lines, walks, drives, recorded or visible easements and rights-of-way on such Land, and showing that there are no encroachments, improvements, projections, or easements (recorded or unrecorded) on the property lines which would prevent the development or intended use of the Applicable Development. The Survey shall certify the acreage of the Land and shall indicate whether the Land is located within any flood hazard area. The Survey must be prepared in accordance with the standards set forth by ALTA/ACSM and those of any and all surveyors' bureaus or associations of the Applicable Jurisdiction as well as any and all Applicable Laws and must be certified to Borrower, Lender, and the Title Insurance Company. The surveyor's certificate placed on the Survey shall include a statement that said Survey notes or locates any and all such items set forth as exceptions in the applicable Title Policy as Borrower may require, and otherwise satisfy all of Borrower's the Agent's and the Lender's Survey requirements, and shall include any other information required by the Agent, the Lender, the Borrower and the Title Insurance Company. A Survey shall not be required if such Survey (or its reasonable equivalent) is not available in the case of foreign jurisdictions.


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                        (E) Environmental Report. If applicable, an Acceptable
                  Environmental Report covering the related Applicable Development, including all mortgaged real property which constitutes part of such Applicable Development.

                  (vi) Evidence of Insurance. The Borrower has received certified copies of all insurance policies and endorsements thereto or other evidence of insurance satisfactory to Borrower and Lender, in the reasonable discretion of each, relating to the Applicable Development, including but not limited to the Encumbered Intervals and such insurance policies and endorsements thereto shall conform with the Credit and Collection Policy in all material respects and customary practice in the timeshare industry in the Applicable Jurisdiction. In addition, Borrower has received written evidence that the Applicable Underlying Borrower or the Applicable Underlying Seller has obtained and is maintaining or has caused the Applicable Timeshare Owners' Association to obtain and maintain all policies of insurance required by and in accordance with the terms of the Credit and Collection Policy and hereof and which are customary in the timeshare industry in the Applicable Jurisdiction, including but not limited to copies of the most current paid insurance premium invoices for such policies.

                  (vii) Applicable Laws. Borrower has received evidence satisfactory to Borrower that all Encumbered Intervals at the Applicable Development are and will be in compliance with all applicable zoning, building, and other Applicable Laws in connection with the construction, development, establishment, and operation of the Applicable Development and the sale, use, marketing, and occupancy of Units and Intervals thereat.

                  (viii) Litigation. Borrower has received evidence satisfactory to Borrower and Lender that there exists no pending bankruptcy, foreclosure, or other material litigation or judgments outstanding against or with respect to the Applicable Development, the Applicable Underlying Borrower, the Applicable Underlying Guarantor, if any, or the Applicable Underlying Seller (each a "Material Party"). The term "other material litigation" as used herein shall not include matters in which (i) a Material Party is a plaintiff and no counterclaim is pending; or (ii) Borrower and Agent determine, in their reasonable discretion, that such litigation is immaterial due to settlement, insurance coverage, frivolity, or amount or nature of claim. Borrower shall have obtained an independent search, at Borrower's or the Applicable Underlying Borrower's or Applicable Underlying Seller's expense, confirming that no such bankruptcy, foreclosure action, or other material litigation or judgment exists.

                  (ix) Code/Other Searches. Borrower has obtained such searches of the applicable public records as it deems necessary under all Applicable Laws to verify that it has a first and prior perfected lien and security interest covering all of the Applicable Underlying Loan Collateral or the Applicable Underlying Purchased Note Collateral; provided, that no UCC searches will be conducted with respect to Consumers and provided, further, that, any such security interest in the Land, Units and/or Common


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

      Elements of an Applicable Development, to the extent evidenced by a Developer Mortgage, may be subordinate to an AD&C Mortgage.

                  (x) Taxes and Assessments. Borrower has received copies of the most current tax bills related to the Applicable Development (other than an Applicable Development related to a Non-Specific Club Membership Right to Use Interval or a Non- Specific Club Membership Fee Simple Interval), together with evidence satisfactory to it that all real estate and personal property taxes and assessments owed by or for which the Applicable Underlying Borrower, the Applicable Underlying Seller or the Applicable Timeshare Owners' Association is responsible for collection have been paid except for such taxes as are being disputed in good faith and with respect to which adequate reserves have been established.

                  (xi) Financial Statements. Borrower has received the financial statements required by the Applicable Underlying Loan Documents or the Applicable Underlying Purchase Documents to be delivered to Borrower, or otherwise required by Borrower, for the Applicable Underlying Borrower, the Applicable Underlying Guarantor and the Applicable Underlying Seller, all in form and substance satisfactory to Borrower and Lender in their reasonable discretion.

                  (xii) Interval Sales. To the extent applicable, Borrower has received a written statement from the Applicable Underlying Borrower or the Applicable Underlying Seller, as applicable, to the effect that the Applicable Underlying Borrower or the Applicable Underlying Seller, as applicable, has complied in all material respects with all Applicable Laws relating to the marketing and sale of Intervals, including but not limited to any Encumbered Intervals, at the Applicable Development, including but not limited to timeshare registration statutes, rules, and regulations.

                  (xiii) Management and Property Contract. Borrower has received a copy of the management contract, if any, for the Applicable Development (the "Management Contract") and Borrower and Lender have determined to their mutual satisfaction that the Applicable Development is being managed by a professional management company reasonably acceptable to Borrower and Lender.

                  (xiv) Miscellaneous. Such other matters as Lender shall reasonably require.

            True copies or, to the extent required hereby, originals of all of the above- referenced documents, instruments, forms, opinions, and other materials shall be delivered to the Servicer, either prior to or contemporaneously with Borrower's execution and delivery to the Lender of the Notice of Borrowing with respect to a proposed Loan secured by the Receivables related thereto. The delivery by the Borrower of any Notice of Borrowing shall be deemed to be the Borrower's and the Servicer's written representation and acknowledgment of receipt and approval of each item referred to in the previous


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

      sentence which are related to the Receivables being Pledged to secure the Loan being requested pursuant to such Notice of Borrowing.

            SECTION 3.03 Advances Do Not Constitute a Waiver. No advance of a Loan hereunder shall constitute a waiver of any condition to the Lender's obligation to make such an advance unless such waiver is in writing and executed by the Lender.


                                 ARTICLE IV.

                        REPRESENTATIONS AND WARRANTIES

            SECTION 4.01 Representations and Warranties of the Borrower and the Servicer. Each of the Servicer and the Borrower hereby represents and warrants, as of the date hereof, on each Borrowing Date, on each Remittance Date and on the first day of each CP Rollover Fixed Period, as follows:

            (a) Each Pledged Receivable designated as an Eligible Receivable on any Borrowing Base Certificate, Monthly Remittance Report or Commercial Paper Remittance Report is an Eligible Receivable.

            (b) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the power and all licenses necessary to own its assets and to transact the business in which it is presently engaged, and is duly qualified and in good standing under the laws of each jurisdiction where its ownership of the Pledged Receivables requires such qualification except where failure to obtain such licenses or to be so qualified would not cause a Material Adverse Effect.

            (c) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the power and all licenses necessary to own its assets and to transact the business in which it is presently engaged (which includes servicing Receivables on behalf of third parties and itself), and is duly qualified and in good standing under the laws of each jurisdiction where its servicing of the Pledged Receivables requires such qualification except where failure to obtain such licenses or to be so qualified would not cause a Material Adverse Effect.

            (d) Each of the Servicer and the Borrower has the power, authority and legal right to make, deliver and perform this Agreement and each of the Transaction Docu ments to which it is a party and all of the transactions contemplated hereby and thereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and each of the Transaction Documents to which it is a party, and, in the case of the Borrower, to grant to the Agent, for the benefit of the Lender, a first priority perfected security interest in the Pledged Assets on the terms and conditions of this

      Agreement; provided, that, any such security interest in the Land, Units and/or Common Elements of an Applicable Development, to the extent evidenced by a Developer Mortgage, may be subordinate to an AD&C Mortgage. This Agreement and each of the Transaction Documents to which the Servicer or the Borrower is a party constitutes the legal, valid and binding obligation of the Servicer and the Borrower, as applicable, enforceable against them in accordance with their respective terms except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws of general application affecting creditors' rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law). No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Borrower or the Servicer of this Agreement or any Transaction Document to which it is a party, or the validity or enforceability of this Agreement or any such Transaction Document or the Pledged Receivables, other than such as have been met or obtained or such that if not met or obtained would not reasonably be expected to have a Material Adverse Effect.

            (e) The execution, delivery and performance of this Agreement, the other Transaction Documents and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto will not (i) create any Adverse Claim on the Pledged Assets other than as contemplated herein or (ii) violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of incorporation or by-laws of the Servicer or the Borrower or any mortgage, indenture, contract or other agreement to which the Servicer or the Borrower is a party or by which the Servicer or the Borrower or any property or assets of the Servicer or the Borrower may be bound, other than, in the case of the Servicer, any such mortgage, indenture, contract or other agreement the violation of which would not reasonably be expected to have a Material Adverse Effect.

            (f) Except as set forth on Schedule IV hereto, no litigation or administrative proceeding of or before any court, tribunal or governmental body is presently pending or, to the knowledge of the Servicer and the Borrower, threatened against the Servicer or the Borrower or any properties of the Servicer or the Borrower or with respect to this Agreement (x) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect or (y) which purports to affect the legality, validity or enforceability of this Agreement, any Transaction Document to which the Borrower or Servicer is a party, or any of the other applicable documents forming part of the Pledged Assets.

            (g) In selecting the Receivables to be Pledged pursuant to this Agreement, no selection procedures were employed which are intended to be adverse to the interests of the Lender.


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

            (h) The grant of the security interest in the Pledged Assets by the Borrower to the Agent for the benefit of the Lender pursuant to this Agreement is in the ordinary course of business for the Borrower and is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction. No such Pledged Assets have been sold, transferred, assigned or pledged by the Borrower to any Person other than the Pledge of such Assets to the Agent, for the benefit of the Lender, pursuant to the terms of this Agreement.

            (i) The Borrower has no Debt or other indebtedness, other than Debt incurred under (or contemplated by) the terms of this Agreement and the Borrower Receivables Purchase Agreements.

            (j) The Borrower has been formed solely for the purpose of engaging in transactions of the types contemplated by this Agreement and the Borrower Receivables Purchase Agreements.

            (k) No injunction, writ, restraining order or other order of any nature adversely affects the Servicer's or the Borrower's performance of their respective obligations under this Agreement or any Transaction Document to which the Servicer or the Borrower is a party.

            (l) Each of the Servicer and the Borrower has filed (on a consolidated basis or otherwise) on a timely basis all federal, state and other material tax returns required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Servicer or the Borrower, as applicable. No tax lien or similar adverse claim has been filed, and, to the best of the Servicer's and the Borrower's knowledge, no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Servicer or the Borrower, as applicable in connection with the execution and delivery of this Agreement and the other Transaction Documents and the transactions contemplated hereby or thereby have been paid, if due, or shall have been paid prior to delinquency.

            (m) The chief executive office of the Servicer (and the location of the Servicer's records regarding the Pledged Receivables) is located at Two Clinton Square, Syracuse, New York 13202. The chief executive office of the Borrower (and the location of the Borrower's records regarding the Pledged Receivables) is located at Two Clinton Square, Syracuse, New York 13202.

            (n) Each of the Servicer's and the Borrower's legal names is as set forth in this Agreement; other than as disclosed on Schedule III hereto (as such schedule may be updated from time to by the Agent upon receipt of a notice delivered to the Agent pursuant to Section 6.20), each of the Servicer and the Borrower has not changed its name since its incorporation; each of the Servicer and the Borrower does not have tradenames, fictitious names, assumed names or "doing business as" names other than as disclosed on Schedule III hereto (as such schedule may be updated from time to by the Agent upon receipt of a notice delivered to the Agent pursuant to Section 6.20).

            (o) Each of the Servicer and the Borrower is solvent and will not become insolvent after giving effect to the transactions contemplated hereby; each of the Servicer and the Borrower is paying its debts as they become due; and each of the Servicer and the Borrower, after giving effect to the transactions contemplated hereby, will have adequate capital to conduct its business.

            (p) The Borrower has no subsidiaries.

            (q) The Borrower has given fair consideration and reasonably equivalent value in exchange for the sale of the Pledged Receivables by RFI and EFI under the Borrower Receivables Purchase Agreements.

            (r) No Monthly Remittance Report, Borrowing Base Certificate or Commercial Paper Remittance Report (each if prepared by the Borrower or the Servicer, or to the extent that information contained therein is supplied by the Borrower or the Servicer), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Borrower or the Servicer to the Agent or the Lender in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed in writing to the Agent or the Lender, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

            (s) No proceeds of any Loans will be used by the Borrower to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

            (t) There are no agreements in effect adversely affecting the rights of the Borrower to make, or cause to be made, the grant of the security interest in the Pledged Assets contemplated by Section 2.14.

            (u) The Borrower is not an "investment company" or an "affiliated person" of or "promoter" or "principal underwriter" for an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, nor is the Borrower otherwise subject to regulation thereunder.

            (v) No Event of Default or Unmatured Event of Default has occurred and is continuing.

            (w) Each of the Pledged Receivables was underwritten and is being serviced in conformance with RFI's, the Servicer's and the Borrower's standard underwriting, credit, collection, operating and reporting procedures and systems (including, without limitation, the Credit and Collection Policy).

            (x) [Intentionally Omitted.]

            (y) Each of the Servicer and the Borrower is in compliance in all material respects with ERISA and has not incurred and does not expect to incur any material liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

            (z) There is not now, nor will there be at any time in the future, any agreement or understanding between the Servicer and the Borrower (other than as expressly set forth herein) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

            (aa) Each of the Servicer and the Borrower has (i) completed a review and assessment of all areas within its business and operations (including those affected by material suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Servicer or the Borrower (or any of their material suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) implemented that plan in accordance with that timetable. Each of the Servicer and the Borrower reasonably believes that all computer applications (including those of any of their material suppliers and vendors) that are material to its business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant").

            (bb) (i) All filings (including, without limitation, UCC and real property filings) required to be made by any Person and all other actions required to be taken or performed by any Person in any jurisdiction to give the Borrower a first priority perfected lien on all Applicable Underlying Purchased Note Collateral and all other collateral security for all Pledged Purchased Consumer Note Receivables and the proceeds thereof have been made, taken or performed; (ii) all filings (including, without limitation, UCC and real property filings) required to be made by any Person and all other actions required to be taken or performed by any Person in any jurisdiction to give the Borrower a first priority perfected ownership interest in all Pledged Purchased Consumer Note Receivables and the proceeds thereof have been made, taken or performed; (iii) all filings (including, without limitation, UCC and real property filings) required to be made by any Person and all other actions required to be taken or performed by any Person in any jurisdiction to give the applicable Developer a first priority perfected lien on all collateral


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      security for all Pledged Consumer Note Receivables and the proceeds thereof have been made, taken or performed; (iv) all filings (including, without limitation, UCC and real property filings) required to be made by any Person and all other actions required to be taken or performed by any Person in any jurisdiction to give RFI a first priority perfected lien on all Applicable Underlying Loan Collateral and other collateral security for all Pledged Developer Note Receivables and the proceeds thereof have been made, taken or performed; (v) all filings (including, without limitation, UCC and real property filings) required to be made by any Person and all other actions required to be taken or performed by any Person in any jurisdiction to transfer to the Borrower from RFI a first priority perfected lien on all Applicable Underlying Loan Collateral and other collateral security for all Pledged Developer Note Receivables and the proceeds thereof have been made, taken or performed; and (vi) all filings (including, without limitation, UCC and real property filings) required to be made by any Person and all other actions required to be taken or performed by any Person in any jurisdiction to give the Agent, for the benefit of the Lender, a first priority perfected lien on all Pledged Assets have been made, taken or performed; provided, that, (X) any such security interest in the Land, Units and/or Common Elements of an Applicable Development, to the extent evidenced by a Developer Mortgage, may be subordinate to an AD&C Mortgage, (Y) no UCC financing statements will be required to be filed against any individual Consumer and (Z) such security interests in and liens on Applicable Underlying Loan Collateral and Applicable Underlying Purchased Note Collateral may be subject to Permitted Liens and Encumbrances.

            (cc) Each Applicable Underlying Borrower and Applicable Underlying Seller which is an Affiliate of the Servicer or the Borrower is set forth in Schedule V hereto (and the Servicer and the Borrower agree to deliver to the Agent an updated Schedule V hereto promptly upon any change in the information contained therein).


                                  ARTICLE V.

              GENERAL COVENANTS OF THE BORROWER AND THE SERVICER

            SECTION 5.01 General Covenants. (a) The Borrower will observe all corporate procedures required by its Certificate of Incorporation, Bylaws and the laws of its jurisdiction of incorporation. The Borrower will maintain its corporate existence in good standing under the laws of its jurisdiction of incorporation and will promptly obtain and thereafter maintain qualifications to do business as a foreign corporation in any other state in which it does business and in which it is required to so qualify in accordance with applicable law.

            (b) The Borrower will at all times ensure that (i) its directors act independently and in its interests, (ii) it shall at all times maintain at least one independent director (x) who is not currently and has not been during the five years preceding the date of this Agreement an officer, director or employee of the Borrower or an Affiliate thereof (other than a


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limited purpose corporation, business trust, partnership or other entity organized for the purpose of acquiring, financing or otherwise investing, directly or indirectly, in assets or receivables originated, owned or serviced by RFI or an Affiliate thereof), (y) who is not a current or former officer or employee of the Borrower and (z) who is not a stockholder of the Borrower or an Affiliate thereof, (iii) its assets are not commingled with those of RFI or any other Affiliate of the Borrower, (iv) its board of directors duly authorizes all of its corporate actions, (v) it maintains separate and accurate records and books of account and such books and records are kept separate from those of RFI and any other Affiliate of the Borrower, and (vi) it maintains minutes of the meetings and other proceedings of the stockholders and the board of directors. Where necessary, the Borrower will obtain proper authorization from its shareholders for corporate action.

            (c) The Borrower will pay its operating expenses and liabilities from its own assets; provided, however, that the Borrower's organizational expenses and the expenses incurred in connection with the negotiation and execution of this Agreement and the other Transaction Documents may be paid by RFI.

            (d) The Borrower will not have any of its indebtedness guaranteed by RFI or any Affiliate of RFI. Furthermore, the Borrower will not hold itself out, or permit itself to be held out, as having agreed to pay or as being liable for the debts of RFI or any Affiliate of RFI and the Borrower will not engage in business transactions with RFI or any Affiliate of RFI, except on an arm's-length basis. The Borrower will not hold RFI or any Affiliate of RFI out to third parties as other than an entity with assets and liabilities distinct from the Borrower. The Borrower will cause any financial statements consolidated with those of RFI or any Affiliate of RFI to state that the Borrower is a separate corporate entity with its own separate creditors who, in any liquidation of the Borrower, will be entitled to be satisfied out of the Borrower's assets prior to any value in the Borrower becoming available to the Borrower's equity holders. The Borrower will not act in any other matter that could foreseeably mislead others with respect to the Borrower's separate identity.

            (e) In its capacity as Servicer, RFI will, to the extent necessary, maintain separate records on behalf of and for the benefit of the Agent and the Lender, will act in accordance with instructions and directions, delivered in accordance with the terms hereof, from the Borrower, the Agent and/or the Lender in connection with its servicing of the Pledged Receivables hereunder, and will ensure that, at all times when it is dealing with or in connection with the Pledged Receivables in its capacity as Servicer, it holds itself out as Servicer, and not in any other capacity.

            (f) The Servicer shall, to the extent required by applicable law, disclose all material transactions associated with this transaction in appropriate regulatory filings and public announcements. The annual financial statements of RFI and EFI (including any consolidated financial statements) shall disclose the effects of the transactions contemplated by the Borrower Receivables Purchase Agreements as a sale of Receivables and the annual financial statements of the Borrower shall disclose the effects of the transactions contemplated by this Agreement as a loan to the extent required by and in accordance with GAAP, it being understood that the Loans


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to the Borrower under this Agreement will be treated as debt on the consolidated financial statements of Equivest.

            (g) The Borrower shall take all other actions necessary to maintain the accuracy of the factual assumptions set forth in the legal opinion of Baker & Hostetler LLP, special counsel to RFI, EFI and the Borrower, issued in connection with the Borrower Receivables Purchase Agreements and relating to the issues of substantive consolidation and true sale of the Pledged Receivables.

            (h) Except as otherwise provided herein or in any other Transaction Document, neither the Borrower nor the Servicer shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim (other than Permitted Liens and Encumbrances) upon or with respect to, any Pledged Receivable, any Collections related thereto or any other Pledged Assets related thereto, or upon or with respect to any account to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof or (ii) create or suffer to exist any Adverse Claim (other than Permitted Liens and Encumbrances) upon or with respect to any of the Borrower's assets.

            (i) The Borrower will not merge or consolidate with, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired) other than, with respect to asset dispositions in connection with a Take-Out Securitization, or acquire all or substantially all of the assets or capital stock or other ownership interest of any Person.

            (j) The Borrower will not account for or treat (whether in financial statements or otherwise) the transactions contemplated by the Borrower Receivables Purchase Agreements in any manner other than the sale of Receivables by RFI or EFI, as the case may be, to the Borrower, it being understood that the Loans to the Borrower under this Agreement will be treated as debt on the consolidated financial statements of Equivest.

            (k) The Borrower will not amend, modify, waive or terminate any terms or conditions of either of the Borrower Receivables Purchase Agreements (including, without limitation, any eligibility criteria thereunder) or any Subordinated Note without the written consent of the Agent (which consent shall not be unreasonably withheld in the case of an amendment curing an ambiguity or correcting any inconsistent provisions of a Borrower Receivables Purchase Agreement), and shall perform its obligations thereunder.

            (l) The Borrower will not amend, modify or otherwise make any change to its Certificate of Incorporation without the reasonable consent of the Agent.

            (m) Neither the Borrower nor the Servicer will make or allow to be made any amendment to the Credit and Collection Policy without the prior written consent of the Agent which such consent shall not be unreasonably withheld; provided that, without the prior written


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

consent of the Agent, the Borrower or the Servicer may make or allow to be made any inconsequential amendment to any of the foregoing policy or guidelines.

            (n) If the Borrower or the Servicer receive any Collections, the Borrower or the Servicer, as applicable, will remit such Collections to the Collection Account within two (2) Business Days of the Borrower's or the Servicer's receipt thereof.

            (o) [Intentionally omitted].

            (p) [Intentionally omitted].

            (q) [Intentionally omitted].

            (r) The Borrower shall deliver or cause to be delivered to the Custodian on or before each Borrowing Date (i) the Pledged Developer Note Receivable File with respect to the Pledged Developer Note Receivables being Pledged hereunder on such Borrowing Date, (ii) the Pledged Consumer Note Receivable File with respect to each Pledged Consumer Note Receivable being Pledged hereunder on such Borrowing Date and (iii) the Pledged Purchased Consumer Note Receivable File with respect to each Pledged Purchased Consumer Note Receivable being Pledged hereunder on such Borrowing Date.

            (s) The Borrower shall deliver to the Agent on each Purchase Date a copy of the Assignment delivered to it on such Purchase Date.

            (t) Each of the Servicer and the Borrower shall promptly notify the Agent in the event that it discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its business and operations is not Year 2000 Compliant.

            (u) Each of the Servicer and the Borrower shall, at their expense, cooperate and take all actions reasonably requested by the Agent in connection with obtaining a shadow rating with respect to the financing facility provided for hereunder, including, without limitation providing to each of the Rating Agencies all information requested by such Rating Agencies.


                                 ARTICLE VI.

               ADMINISTRATION AND SERVICING; CERTAIN COVENANTS

            SECTION 6.01 Appointment and Designation of the Servicer. (a) The Borrower, the Lender and the Agent hereby appoint the Person designated by the Agent from time to time (with the approval of the Lender) pursuant to this
Section 6.01 (the "Servicer"), as their agent to service, administer and collect the Pledged Receivables and otherwise to enforce their respective rights and interests in and under the Pledged Receivables and the other Pledged


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Assets. The Servicer shall collect such Pledged Receivables under the conditions referred to above by means of the collection procedures as set forth in the Credit and Collection Policy, to the extent consistent with the provisions of this Article VI. The Servicer's authorization under this Agreement shall terminate on the Collection Date. Until the Agent gives notice to the Borrower of a designation of a new Servicer upon the occurrence and during the continuance of any Servicer Default, or consents to the appointment by the Borrower of a new Servicer, RFI is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof at all times until the earlier of the Agent's designation of a new Servicer upon the occurrence and during the continuance of any Servicer Default, the delivery by the Agent of its consent to the appointment by the Borrower of a new Servicer or the Collection Date. Upon the occurrence and during the continuance of any Servicer Default, the Agent may at any time (with the approval of the Lender) designate as Servicer any Person to succeed RFI or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof. Each of the Borrower and RFI hereby grants to any successor Servicer an irrevocable power of attorney and license to take any and all steps in the Borrower's, RFI's or the Servicer's name, as applicable, and on behalf of the Borrower or RFI, necessary or desirable, in the determination of such successor Servicer, to service, administer or collect any and all Pledged Receivables.

            (b) The Servicer is hereby authorized to act for the Borrower and the Agent and in such capacity shall manage, service, administer and make collections on the Pledged Receivables, and perform the other actions required by the Servicer under this Agreement for the benefit of the Agent and the Lender. The Servicer agrees that its servicing of the Pledged Receivables shall be carried out in accordance with customary and usual procedures of institutions which service comparable receivables and, to the extent more exacting, the degree of skill and attention that the Servicer exercises from time to time with respect to all comparable receivables that it services for itself or others in accordance with the Credit and Collection Policy and, to the extent more exacting, the requirements of this Article VI. The Servicer's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on the Pledged Receivables, investigating delinquencies, sending payment statements or payment books to Obligors, reporting any required tax information to Obligors, policing the collateral, complying with the terms of the Lockbox Agreement, accounting for collections, furnishing monthly and annual statements to the Agent with respect to distributions and performing the other duties specified herein.

            (c) To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. The Servicer is authorized to release Liens on Intervals in order to collect insurance and condemnation proceeds with respect thereto and to liquidate such Intervals in accordance with its customary standards, policies and procedures; provided, however, that notwithstanding the foregoing, the Servicer shall not, (i) except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Pledged Receivable or (ii) waive the right to collect the unpaid balance of any


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Pledged Receivable from such Obligor, except that, subject to Section 6.02(a), the Servicer may forego collection efforts if the amount which the Servicer, in its reasonable judgment, expects to realize in connection with such collection efforts is determined by the Servicer in its reasonable judgment to be less than the reasonably expected costs of pursuing such collection efforts, and if the Servicer would forego such collection efforts in accordance with its customary procedures. The Servicer is hereby authorized to commence, in its own name or in the name of the Borrower, the Agent or the Lender (provided that if the Servicer is acting in the name of the Borrower, the Agent or the Lender, the Servicer shall have obtained the Borrower's, the Agent's or the Lender's consent, as the case may be, which consent shall not be unreasonably withheld), a legal proceeding to enforce a Pledged Receivable or to commence or participate in any other legal proceeding (including, without limitation, a bankruptcy proceeding) relating to or involving a Pledged Receivable, an Obligor or a Interval. If the Servicer commences or participates in such a legal proceeding in its own name, the Borrower, the Agent or the Lender, as the case may be, shall thereupon be deemed to have automatically assigned such Pledged Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Borrower, the Agent or the Lender, as the case may be, to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Borrower, the Agent or the Lender, as the case may be, shall furnish the Servicer with any powers of attorney and other documents which the Servicer may reasonably request in writing and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

            (d) The Servicer shall not resign from the obligations and duties hereby imposed on it hereunder except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which can be taken to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer pursuant to clause (i) of the previous sentence hereof shall be evidenced by an Opinion of Counsel to such effect delivered to the Agent. Unless otherwise required by applicable law, no such resignation shall be effective until a successor Servicer designated by the Agent and the Lender shall have assumed the responsibilities and obligations of the Servicer hereunder.

            SECTION 6.02 Collection of Receivable Payments; Modification and Amendment of Receivables. (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Pledged Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable receivables that it services for itself or others (or that it formerly serviced for itself or others) and otherwise act with respect to the Pledged Receivables and the applicable Title Policy in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Borrower and the Lender with respect thereto.


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            (b) The Servicer may at any time agree to a modification or amendment of a Pledged Receivable in order to re-amortize the scheduled payments on the Pledged Receivable following a partial prepayment of principal but the Servicer may not grant payment extensions on a Pledged Receivable or permit any other modifications or amendments to a Pledged Receivable.

            (c) The Servicer shall remit all payments by or on behalf of the Obligors received directly by the Servicer to the Collection Account, without deposit into any intervening account as soon as practicable, but in no event later than two (2) Business Days after receipt thereof.

            SECTION 6.03 Realization Upon Receivables. Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to foreclose upon (or otherwise comparably convert the ownership of) and liquidate any Interval or other Collateral securing a Pledged Receivable (to the extent it has the right to do so under the Applicable Underlying Loan Documents or the Applicable Underlying Purchase Documents) with respect to which the Servicer has determined that payments thereunder have ceased and are not likely to be resumed, as soon as is practicable after default on such Pledged Receivable but in no event later than thirty (30) days after such determination or an earlier date that would be customary under the circumstances involved and, in any case, in a manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Borrower and the Lender with respect thereto. The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 6.01, which practices and procedures may include reasonable efforts to realize upon any recourse to Developers, selling the related Interval or other Collateral at public or private sale, the submission of claims under a Title Policy, if applicable, and other actions by the Servicer in order to realize upon such Pledged Receivable. The foregoing is subject to the provision that, in any case in which the related Unit shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the foreclosure of such Interval unless it shall determine in its discretion that such repair and/or foreclosure shall increase the proceeds of liquidation of the related Pledged Receivable by an amount greater than the amount of such expenses. All Liquidation Proceeds shall be remitted directly by the Servicer to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than two (2) Business Days after receipt thereof. The Servicer shall pay on behalf of the Borrower any personal property taxes assessed on foreclosed Intervals, and the Servicer shall be entitled to reimbursement of any such tax as a Servicer Advance.

            SECTION 6.04 Insurance Regarding Intervals. (a) Without limiting the effect of any other provision hereof, the Servicer shall monitor the status of the Title Policies related to the Pledged Receivables in accordance with the Hypothecation Loan Agreement or Eligible Developer Sale Agreement related to the Pledged Receivables, the Credit and Collection Policy and its customary servicing procedures. If the Servicer shall determine that an Applicable Underlying Borrower or Applicable Underlying Seller has failed to obtain or maintain an Interval Title Policy or Interval Title Policies covering all related Interval Mortgages or a Developer Title Policy covering all Right to Use Intervals with respect to the related Applicable Development, in


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

each case, if any is required hereunder, the Servicer shall enforce all rights under the related Hypothecation Loan Agreement or Eligible Developer Sale Agreement to ensure that such Applicable Underlying Borrower or Applicable Underlying Seller obtains such Title Policy.

            (b) The Servicer may and, upon the request of the Agent, shall sue to enforce or collect upon the Title Policies, in its own name, if possible, or as agent of the Borrower, the Agent and the Lender. If the Servicer elects to commence a legal proceeding to enforce a Title Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Borrower, the Agent and the Lender under such Title Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Title Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Title Policy, the Borrower shall take such steps as the Servicer deems necessary to enforce such Title Policy, including bringing suit in its name.

            SECTION 6.05 Maintenance of Security Interests in Intervals. (a) If the Borrower has failed to, the Servicer shall take all steps necessary under all applicable law in order to cause a valid, subsisting and enforceable first priority security interest to exist in the Borrower's favor in the Applicable Underlying Loan Collateral, the Applicable Underlying Purchased Note Collateral and all other Collateral (other than the Pledged Purchased Consumer Note Receivables and the Pledged Developer Note Receivables) related to each Receivable (and the proceeds thereof) being Pledged hereunder on any Borrowing Date and immediately prior to the Pledge of such Receivable by the Borrower to the Agent (for the benefit of the Lender), there shall have existed in favor of the Borrower as secured party, a valid, subsisting and enforceable first priority perfected lien in the Applicable Underlying Loan Collateral, the Applicable Underlying Purchased Note Collateral and all other such Collateral related to such Receivable (and the proceeds thereof), and such security interest is and shall be prior to all other liens upon and security interests in such the Applicable Underlying Loan Collateral, the Applicable Underlying Purchased Note Collateral and other such Collateral (and the proceeds thereof) that now exist or may hereafter arise or be created, except with regard to Permitted Liens and Encumbrances: provided, that, any such security interest in the Land, Units and/or Common Elements of an Applicable Development, to the extent evidenced by a Developer Mortgage, may be subordinate to an AD&C Mortgage.

            (b) If the Borrower has failed to, the Servicer shall take all steps necessary under all applicable law in order to cause a valid, subsisting and enforceable first priority ownership interest to exist in the Borrower's favor in the Pledged Purchased Consumer Note Receivable (and the proceeds thereof) related to any Receivable being Pledged hereunder on any Borrowing Date and immediately prior to the Pledge of such Receivable by the Borrower to the Agent (for the benefit of the Lender), there shall have existed in favor of the Borrower as secured party, a valid, subsisting and enforceable first priority ownership interest in the Pledged Purchased Consumer Note Receivable (and the proceeds thereof) related to any such Receivable which is and free of all liens and security interests;


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            (c) If the Borrower has failed to, the Servicer shall take all steps necessary under all applicable law in order to cause to exist in favor of the Agent, for the benefit of the Lender, a valid, subsisting and enforceable first priority perfected lien in (A) the Borrower's perfected security interest in the Applicable Underlying Loan Collateral, the Applicable Underlying Purchased Note Collateral and all other Collateral (other than the Pledged Purchased Consumer Note Receivables) related to each Receivable (and the proceeds thereof) being Pledged hereunder on such Borrowing Date and (B) the Pledged Purchased Consumer Note Receivables, the Pledged Developer Note Receivables and any other Pledged Assets related to each Receivable (and the proceeds thereof) being Pledged hereunder on any Borrowing Date, and upon the Pledge of such Receivable by the Borrower to the Agent (for the benefit of the Lender), there shall exist in favor of the Agent (for the benefit of the Lender) as secured party, a valid, subsisting and enforceable first priority perfected security interest (A) the Borrower's first priority perfected security interest in the Applicable Underlying Loan Collateral, the Applicable Underlying Purchased Note Collateral and all other Collateral (other than the Pledged Purchased Consumer Note Receivables) related to each Receivable (and the proceeds thereof) being Pledged hereunder on such Borrowing Date and (B) the Pledged Purchased Consumer Note Receivables, the Pledged Developer Note Receivables and any other Pledged Assets related to each Receivable (and the proceeds thereof) being Pledged hereunder on such Borrowing Date, and such security interest is and shall be prior to all other liens upon and security interests therein that now exist or may hereafter arise or be created, except with regard to Permitted Liens and Encumbrances; provided, that, any such security interest in the Land, Units and/or Common Elements of an Applicable Development, to the extent evidenced by a Developer Mortgage, may be subordinate to an AD&C Mortgage.

            SECTION 6.06 Pledged Receivable Receipts. The Servicer shall promptly make a deposit or cause the Borrower, Equivest or any Affiliate thereof to make a deposit into the Collection Account in an amount equal to the Collections received or made by or on behalf of it, the Borrower, Equivest or any Affiliate thereof, as the case may be, within two (2) Business Days of receiving any such Collections.

            SECTION 6.07 [Intentionally omitted].

            SECTION 6.08 Unidentified Payments; Lender's Right of Presumption. The Borrower agrees and consents that the Servicer and/or the Agent may apply any payment it receives (or any such payment the Servicer deposits into the Collection Account) from an Obligor to any Loan secured by a Pledged Receivable if the Servicer and/or the Agent is unable in good faith to determine whether such payment from an Obligor relates to such Pledged Receivable.

            SECTION 6.09 No Rights of Withdrawal. Until the Collection Date, the Borrower shall have no rights of direction or withdrawal with respect to amounts held in the Collection Account, the Lockbox Account or any Lockbox, except as provided for herein.


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            SECTION 6.10 Permitted Investments. The Borrower shall, pursuant to written instruction, direct the Agent's Bank (and if the Borrower fails to do so, the Agent may, pursuant to written instruction, direct the Agent's Bank) to invest, or cause the investment of, funds on deposit in the Collection Account, in Permitted Investments, from the date of this Agreement until the Collection Date. Absent any such written instruction, the Agent's Bank shall invest, or cause the investment of, such funds in Permitted Investments described in clause
(v) of the definition thereof. A Permitted Investment acquired with funds deposited in the Collection Account shall mature not later than the Business Day immediately preceding the last day of the next ending Fixed Period, and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be registered in the name of the Agent (in its capacity as such) or its nominee for the benefit of the Lender. All income and gain realized from any such investment as well as any interest earned on deposits in the Collection Account shall be distributed in accordance with the provisions of Article II hereof. The Servicer shall deposit in the Collection Account (with respect to investments made hereunder of funds held therein), an amount equal to the amount of any actual loss incurred in respect of any such investment immediately upon realization of such loss. Neither the Agent's Bank nor the Agent shall be liable for the amount of any loss incurred in respect of any investment, or lack of investment, of funds held in the Collection Account.

            SECTION 6.11 Servicing Compensation. As compensation for its activities hereunder, the Servicer shall be entitled to be paid the Servicing Fee from the Collection Account as provided in Section 2.05(c). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor, except with respect to reasonable expenses of the Servicer incurred in connection with the foreclosure and disposition of any Interval (which the Servicer may retain from the proceeds of the disposition of such Interval) and any Servicer Advances made by the Servicer pursuant hereto. The Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all the Servicer's responsibilities and obligations under this Agreement.

            SECTION 6.12 Reports to the Agent; Account Statements; Servicing Information. (a) The Borrower will deliver to the Agent (i) on the Early Amortization Commencement Date, a report identifying the Pledged Receivables (and any information with respect thereto requested by the Agent) on the day immediately preceding the Early Amortization Commencement Date and (ii) upon the Agent's reasonable request and upon reasonable notice, on any other Business Day, a report identifying the Pledged Receivables (and any information with respect thereto reasonably requested by the Agent) on such day.

            (b) On the fifth day of each calendar month or, if such day is not a Business Day, the immediately preceding Business Day, the Servicer shall prepare and deliver or have delivered to the Agent for the Lender, (i) a Monthly Remittance Report and any other information reasonably requested by the Agent relating to all Pledged Receivables (including if requested, a Computer Tape or Listing), all information in the Monthly Remittance Report (including, without limitation, the calculation of Weighted Average APR, the Chargeback Rate and the Delinquency Rate) and all other such information to be accurate as of the last day of the


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immediately preceding Remittance Period and (ii) in an electronic format mutually acceptable to the Servicer and the Agent, all information reasonably requested by the Agent relating to all Pledged Receivables. If any Monthly Remittance Report indicates the existence of a Borrowing Base Deficiency, the Borrower shall on the date of delivery of such Monthly Remittance Report prepay to the Agent, for the account of the Lender, a portion of the Loans as is necessary to cure such Borrowing Base Deficiency (or otherwise cure such Borrowing Base Deficiency).

            (c) By no later than 1:00 P.M. (New York City time) on the Business Day immediately preceding a Borrowing, the Servicer shall also prepare and deliver to the Agent for the Lender a Borrowing Base Certificate containing information accurate as of the date of delivery of such Borrowing Base Certificate. If any Borrowing Base Certificate indicates the existence of a Borrowing Base Deficiency, the Borrower shall on the date of delivery of such Borrowing Base Certificate prepay to the Agent, for the account of the Lender, a portion of the Loans as is necessary to cure such Borrowing Base Deficiency (or otherwise cure such Borrowing Base Deficiency).

            (d) On the Business Day immediately preceding the last day of each Fixed Period, the Servicer shall prepare and deliver or have delivered to the Agent for the Lender, a Commercial Paper Remittance Report containing information accurate as of the date of delivery of such Commercial Paper Remittance Report.

            (e) On the fifth day of each calendar month or, if such day is not a Business Day, the immediately preceding Business Day (each such day, a "Backup Servicer Delivery Date"), the Servicer shall prepare and deliver or have delivered to the Backup Servicer, (i) a Monthly Remittance Report in respect of the immediately-preceding Remittance Period and (ii) a computer tape or a diskette or any other electronic transmission in a format acceptable to the Backup Servicer containing the information with respect to the Pledged Receivables during such Remittance Period which was necessary for preparation of such Monthly Remittance Report.

            (f) The Borrower shall deliver to the Agent all reports it receives pursuant to the Borrower Receivables Purchase Agreements within five (5) Business Day of the receipt thereof.

            SECTION 6.13 Statements as to Compliance; Financial Statements. (a) The Servicer shall deliver to the Agent, the Borrower and the Lender on or before January 15 of each year, beginning with January 15, 2001, an Officers Certificate stating, as to each signatory thereof, that (x) a review of the activities of the Servicer during the preceding calendar year (or the portion thereof commencing on the date of this Agreement, in the case of the calendar year ending December 31, 2000) and of its performance under this Agreement has been made under such officer's supervision, and (y) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such calendar year (or portion thereof, as the case may be) or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken to cure such default.


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            (b) The Servicer shall, at its expense, cause Firley, Moran, Freer &
Eassa, P.C. or another firm of independent certified public accountants reasonably acceptable to the Agent (the "Independent Accountants"), who may also render other services to the Servicer or to the Borrower to deliver to the Borrower and the Agent, on or before March 31 of each year, beginning on March 31, 2001, with respect to the twelve (12) months ended the immediately preceding December 31, a statement (the "Accountants' Report") addressed to the Board of Directors of the Servicer and to the Agent, to the effect that such firm has examined such Borrowing Base Certificates, Monthly Remittance Reports and Commercial Paper Remittance Reports prepared by the Servicer during the twelve
(12) months ended the immediately preceding December 31 as it deemed necessary in order to issue the Accountant's Report and issued its report thereon and that such examination was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances. The Accountants' Report shall further state that (i) a review in accordance with agreed upon procedures was made; (ii) except as disclosed in the Accountant's Report, no exceptions or errors in the Borrowing Base Certificates, Monthly Remittance Reports and Commercial Paper Remittance Reports examined were found except for (A) such exceptions as the Independent Accountants believe to be immaterial and (B) such other exceptions as shall be set forth in the Accountants' Report. The Accountants' Report shall also indicate that the firm is independent of the Borrower and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public
Accountants.

            (c) [Intentionally Omitted].

            (d) As soon as available and no later than forty-five (45) days after the end of each calendar quarter in each fiscal year of Equivest, the Servicer shall deliver to the Lender and the Agent two copies of:

                  (i) a consolidated and consolidating balance sheet of Equivest and its consolidated subsidiaries (including RFI, EFI and the Borrower) as of the end of such calendar quarter setting forth in comparative form the corresponding figures for the most recent year-end for which an audited balance sheet has been prepared, which such balance sheet shall be prepared and presented in accordance with, and provide all necessary disclosure required by, GAAP and shall be accompanied by a certificate signed by the financial vice president, treasurer, chief financial officer or controller of Equivest stating that such balance sheet presents fairly the financial condition of the companies being reported upon and has been prepared in accordance with GAAP consistently applied; and

                  (ii) consolidated and consolidating statements of income, stockholders' equity and cash flow of Equivest and its consolidated subsidiaries (including RFI, EFI and the Borrower) for such calendar quarter, in each case and for the portion of the fiscal year ending with such calendar quarter setting forth in comparative form the corresponding figures for the comparable period one year prior thereto (subject to normal


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      year-end adjustments), which such statements shall be prepared and presented in accordance with, and provide all necessary disclosure required by, GAAP and shall be accompanied by a certificate signed by the financial vice president, treasurer, chief financial officer or controller of Equivest, stating that such financial statements present fairly the financial condition and results of operations of the companies being reported upon and have been prepared in accordance with GAAP consistently applied.

            (e) As soon as available and no later than ninety (90) days after the end of each fiscal year of RFI, EFI and Equivest, the Servicer shall deliver to the Lender and the Agent two copies of:

                  (i) a consolidated and consolidating balance sheet of Equivest and its consolidated subsidiaries (including RFI, EFI and the Borrower), all as of the end of the fiscal year, setting forth in comparative form the figures for the previous fiscal year and accompanied by an opinion of the Independent Accountants stating that such balance sheet presents fairly the financial condition of the companies being reported upon and has been prepared in accordance with GAAP consistently applied (except for changes in application in which such accountants concur); and

                  (ii) consolidated and consolidating statements of income, stockholders' equity and cash flow of Equivest and its consolidated subsidiaries (including RFI, EFI and the Borrower), for such fiscal year; in each case setting forth in comparative form the figures for the previous fiscal year and accompanied by an opinion of the Independent Accountants stating that such financial statements present fairly the financial condition of the companies being reported upon and have been prepared in accordance with GAAP consistently applied (except for changes in application in which such accountants concur).

            (f) As soon as available and no later than ninety (90) days after the end of each fiscal year of the Borrower, the Servicer shall deliver to the Lender and the Agent two copies of:

                  (i) a balance sheet of the Borrower, as of the end of the fiscal year, setting forth in comparative form the figures for the previous fiscal year and accompanied by an opinion of the Independent Accountants stating that such balance sheet presents fairly the financial condition of the Borrower and has been prepared in accordance with GAAP consistently applied (except for changes in application in which such accountants concur); and

                  (ii) statements of income, stockholders' equity and cash flow of the Borrower for such fiscal year; setting forth in comparative form the figures for the previous fiscal year and accompanied by an opinion of the Independent Accountants stating that such financial statements present fairly the financial condition of the


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      Borrower and have been prepared in accordance with GAAP consistently applied (except for changes in application in which such accountants concur).

            SECTION 6.14 Access to Certain Documentation; Obligors. (a) The Lender or the Agent (and their respective agents or professional advisors) shall at the expense of the Borrower, have the right under this Agreement, once during each calendar year, upon reasonable prior notice to the Servicer, to examine and audit, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, or other information of the Servicer, or held by another for the Servicer or on its behalf, concerning this Agreement. The Lender and the Agent (and their respective agents and professional advisors) shall treat as confidential any information obtained during such examination which is not already publicly known or available; provided, however, the Lender or the Agent may disclose such information if required to do so by law or by any regulatory authority. Without limitation of the foregoing, the Servicer and the Borrower acknowledge and agree that at least four (4) times during each calendar year the Agent (and its respective agents or professional advisors) shall, at the Agent's own expense, upon reasonable prior notice to the Servicer and the Borrower, examine and audit, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records or other information of the Servicer and/or the Borrower or held by another for the Servicer and/or the Borrower or on its behalf concerning this Agreement and compliance therewith.

            (b) The Lender or the Agent (and their respective agents or professional advisors) shall, at their own expense, have the right under this Agreement to, not more frequently than once each calendar quarter, contact the Obligors with respect to any Receivables which are Pledged hereunder in order to procure such information related to such Obligor, the related Contracts, and the Receivables as the Lender or the Agent deems reasonable under the circumstances. The Servicer and the Borrower hereby agree to cooperate with the Lender and the Agent (and their respective agents or professional advisors) in connection with any attempt thereby to contact any such Obligor and shall provide to the Lender and the Agent such information as is needed in order to facilitate such contact. The Lender and the Agent (and their respective agents and professional advisors) shall treat as confidential any information obtained during any such contact with any such Obligor which is not already publicly known or available; provided, however, the Lender or the Agent (and their respective agents or professional advisors) may disclose such information if required to do so by law or by any regulatory authority.

            SECTION 6.15 Backup Servicer. If a Servicer Default shall occur and is continuing, then the Agent may, by notice to the Servicer, the Borrower and the Backup Servicer, terminate all of the rights and obligations of the Servicer under this Agreement. Upon the delivery to the Servicer of such notice, all authority and power of the Servicer under this Agreement, whether with respect to the Pledged Assets or otherwise, shall pass to and be vested in the Backup Servicer pursuant to and under this Section, and, without limitation, the Backup Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice


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of termination or to perform the duties of the Servicer under this Agreement.
The Servicer agrees to cooperate with the Agent and the Backup Servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, notification to the Obligors of the assignment of the servicing function, providing the Backup Servicer with all records, in electronic or other form, reasonably requested by it to enable the Backup Servicer to assume the servicing functions hereunder and the transfer to the Backup Servicer for administration by it all cash amounts which at the time should be or should have been deposited by the Servicer in the Collection Account or thereafter be received by the Servicer with respect to the Pledged Receivables. Neither the Agent nor the Backup Servicer shall be deemed to have breached any obligation hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Servicer to remit any amounts received by it or to deliver any documents held by it with respect to the Pledged Assets.

            The Backup Servicer's Fees shall be paid out of Collections as set forth in Section 2.05(c) on and after the date, if any, that the Backup Servicer assumes the responsibilities of the Servicer pursuant to this Section.

            Any obligations of RFI hereunder other than in its capacity as Servicer shall continue in effect notwithstanding RFI's termination as Servicer.

            On and after the time the Servicer receives a notice of termination pursuant to this Section 6.15, the Backup Servicer shall be (and the Backup Servicer hereby agrees to be) the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject thereafter to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that any failure to perform such duties or responsibilities caused by the Servicer's failure to provide information required by this Section 6.15 shall not be considered a default by the Backup Servicer hereunder. The Backup Servicer shall have (i) no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the Backup Servicer becomes the successor to the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer, (ii) no obligation to perform any repurchase or advancing obligations, if any, of the Servicer, (iii) no obligation to pay any taxes required to be paid by the Servicer (provided that the Backup Servicer shall pay any income taxes for which it is liable), (iv) no obligation to pay any of the fees and expenses of any other party to the transactions contemplated hereby, and (v) no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer, including the original Servicer. The indemnification obligations of the Backup Servicer, upon becoming a successor Servicer, are expressly limited to those arising on account of its failure to act in good faith and with reasonable care under the circumstances. In addition, the Backup Servicer shall have no liability relating to the representations and warranties of the Servicer contained in Article IV. Notwithstanding the above, the Agent may, if the Backup Servicer shall be unwilling to so act, or shall, if the Backup Servicer is unable to so act, or if the Lender so requests in writing to the Agent, appoint itself, or appoint any established servicing institution acceptable to the Agent, as the successor to the Servicer hereunder in the


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assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, and after the Agent notifies the Servicer to discontinue performing servicing functions under this Agreement, the Backup Servicer (or the Agent if there is no Backup Servicer) shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Agent may make such arrangements for the compensation of such successor out of payments on Pledged Receivables as it and such successor shall agree; provided, however, that, except as provided herein, no such compensation shall be in excess of that permitted the Servicer hereunder, unless otherwise agreed to by the Lender. The Borrower, the Agent and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            Prior to each Remittance Date, the Backup Servicer shall compare the information on the computer tape or diskette (or other means of electronic transmission acceptable to the Backup Servicer) most recently delivered to the Backup Servicer by the Servicer pursuant to Sec tion 6.12(e) to the Monthly Remittance Report most recently delivered to the Backup Servicer by the Servicer pursuant to Section 6.12(e) and shall:

                  (a) confirm that such Monthly Remittance Report is complete on its face;

                  (b) confirm the Remittance Date distributions to be made on the next Remittance Date pursuant to Section 2.05(c) hereof; and

                  (c) verify the mathematical accuracy of the following fields on such Monthly Remittance Report: (i) "Net Eligible Receivables Balance",
      (ii) "Delinquency Rate", (iii) "Chargeback Rate" and (iii) "Weighted Average APR".

                  (d) deliver to the Agent a certification letter with respect to the above substantially in the form of Exhibit P hereto on or before such Remittance Date.

            In the event of any discrepancy between the information set forth in subparagraphs (b) or (c) above as calculated by the Servicer from that determined or calculated by the Backup Servicer, the Backup Servicer shall promptly report such discrepancy to the Servicer and the Agent. In the event of a discrepancy as described in the preceding sentence, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to the related Remittance Date, but in the absence of a reconciliation, distributions on the related Remittance Date shall be made consistent with the information calculated by the Servicer, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to the next Remittance Date, and the Servicer shall promptly report to the Agent regarding the progress, if any, which shall have been made in reconciling such discrepancies. If the Backup Servicer and the Servicer are unable to reconcile such discrepancies with respect to such Monthly Remittance Report by the next Remittance Date that falls in April, July, October or January, the Servicer shall cause independent accountants acceptable to the Agent, at the Servicer's expense, to examine such Monthly Remittance Report and attempt to reconcile such discrepancies at the


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earliest possible date (and the Servicer shall promptly provide the Agent with a report regarding such events). The effect, if any, of such reconciliation shall be reflected in the Monthly Remittance Report for the next succeeding Remittance Date.

            The Backup Servicer may not resign except upon sixty (60) day's prior written notice to the Agent, the Servicer and the Borrower. In addition, the Backup Servicer may be removed by the Agent or the Lender with or without cause at any time upon thirty (30) day's prior written notice to the Backup Servicer, the Servicer and the Borrower. In the event of any such resignation or removal, the Backup Servicer may be replaced by a new Backup Servicer selected by the Agent upon notice to the Servicer and the Borrower.

            SECTION 6.16 Additional Remedies of Agent Upon Event of Default. During the continuance of any Event of Default, the Agent, in addition to the rights specified in Section 7.01, shall have the right, in its own name and as agent for the Lender, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Lender (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            SECTION 6.17 Waiver of Defaults. Upon consent of the Lender, the Agent may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall be effective unless it shall be in writing and signed by the Agent on the Lender's behalf and no such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

            SECTION 6.18 Maintenance of Certain Insurance. During the term of its service as Servicer, the Servicer shall maintain in force an "errors and omissions" and an employee fidelity insurance policy, in each case, in an amount not less than $1,000,000 in a form that would cover any loss of Collections by the Servicer hereunder caused by employee dishonesty, and with an insurance company reasonably acceptable to the Lender and the Agent. The Servicer shall prepare and present, on behalf of itself, the Agent and the Lender, claims under any such policy in a timely fashion in accordance with the terms of such policy, and upon the filing of any claim on any policy described in this Section, the Servicer shall promptly notify the Agent of such claim.

            SECTION 6.19 Segregation of Collections. The Servicer shall not commingle funds constituting Collections with any other funds of the Servicer.


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            SECTION 6.20 UCC Matters; Protection and Perfection of Pledged
Assets. The Borrower will not make any change to its corporate name or use any tradenames, fictitious names, assumed names, "doing business as" names or other names (other than those listed on Schedule III hereto, as such schedule may be revised from time to time to reflect name changes and name usage permitted under the terms of this Section 6.20 after compliance with all terms and conditions of this Section 6.20 related thereto) unless prior to the effective date of any such name change or use, the Borrower notifies the Agent of such change in writing and delivers to the Agent such executed financing statements as the Agent may reasonably request to reflect such name change or use, together with such other documents and instruments as the Agent may reasonably request in connection therewith. The Borrower will not change the location of its chief executive office or the location of its records regarding the Pledged Receivables unless prior to the effective date of any such change of location, the Borrower notifies the Agent of such change of location in writing and delivers to the Agent such executed financing statements as the Agent may reasonably request to reflect such change of location, together with such Opinions of Counsel, documents and instruments as the Agent may reasonably request in connection therewith. The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Agent may reasonably request in order to perfect, protect or more fully evidence the Lender's interest in the Pledged Assets acquired hereunder, or to enable the Lender or the Agent to exercise or enforce any of their respective rights hereunder. Without limiting the generality of the foregoing, the Borrower will upon the request of the
Agent: (i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as the Agent may request (provided that the Borrower shall not be required to execute and file such any financing statements against individual Consumers), and (ii) mark its master data processing records evidencing such Pledged Receivables with a legend acceptable to the Agent, evidencing that the Lender has acquired an interest therein as provided in this Agreement. The Borrower hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Pledged Receivables and the Related Security related thereto and the proceeds of the foregoing now existing or hereafter arising without the signature of the Borrower where permitted by law. Subject to applicable law, a carbon, photographic or other reproduction of this Agreement or any financing statement covering the Pledged Receivables, or any part thereof shall be sufficient as a financing statement. The Borrower shall, upon the request of the Agent at any time after the occurrence of an Event of Default and at the Borrower's expense, notify the Obligors obligated to pay any Pledged Receivables, or any of them, of the security interest of the Lender in the Pledged Assets. If the Borrower fails to perform any of its agreements or obligations under this Section 6.20, the Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Borrower upon the Agent's demand therefor. For purposes of enabling the Agent to exercise its rights described in the preceding sentence and elsewhere in this Article VI, the Borrower and the Lender hereby authorize each of the Agent and its successors and assigns to take any and all steps in the Borrower's name and on behalf of the Borrower and the Lender necessary or desirable, in the determination of the Agent, to collect all amounts due under any and all Pledged Receivables, including, without limitation, endorsing the


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Borrower's name on checks and other instruments representing Collections and enforcing such Pledged Receivables and the related Hypothecation Loan Agreements, Eligible Developer Sale Agreements and other Contracts and, if any, the related guarantees.

            SECTION 6.21 Servicer Advances. The Servicer may, in its sole discretion, make an advance in respect of any payment due on a Pledged Receivable to the extent such payment has not been received by the Servicer as of its due date and the Servicer reasonably expects such payment will be ultimately recoverable (a "Servicer Advance"). The Servicer shall deposit into the Collection Account in immediately available funds the aggregate of all Servicer Advances to be made during a Remittance Period on or prior to the Business Day immediately preceding the related Remittance Date. The Servicer shall be entitled to reimbursement for such Servicer Advances from monies in the Collection Account as provided in Section 2.05(c) hereof.

            SECTION 6.22 [Intentionally omitted].

            SECTION 6.23 Repurchase of Receivables Upon Breach of Covenant or Representation and Warranty by Servicer. (a) The Borrower or the Servicer, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon the discovery of any breach of the Servicer's representations, warranties and/or covenants pursuant to Section 6.05 or Article V; provided, however, that the failure to provide any such notice shall not diminish, in any manner whatsoever, any obligation of the Servicer hereunder to repurchase any Pledged Receivable. Unless such breach shall have been cured by the last day of the first full calendar month following the discovery by or notice to the Servicer of such breach, the Servicer shall have an obligation, and the Borrower shall and the Agent may, enforce such obligation of the Servicer, to repurchase any Pledged Receivable materially and adversely affected by such breach. The Borrower shall notify the Agent promptly, in writing, of any failure by the Servicer to so repurchase any such Pledged Receivable. In consideration of the repurchase of such Pledged Receivable, the Servicer shall remit funds in an amount equal to the Release Price for such Pledged Receivable to the Collection Account on the date of such repurchase.

            (b) In addition to the foregoing and notwithstanding whether any Pledged Receivable shall have been repurchased by the Servicer pursuant to
Section 6.23(a), the Servicer hereby indemnifies the Borrower, the Agent and the Lender against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them in connection with any of the events or facts giving rise to a breach of the Servicer's representations, warranties, agreements and/or covenants set forth in Article V or Article VI.

            SECTION 6.24 Compliance with Applicable Law. The Servicer and the Borrower shall at all times comply in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation but only if and to the extent applicable, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act,


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the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors'
Civil Relief Act of 1940 and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, the Interstate Land Sales Full Disclosure Act, the Real Estate Settlement Procedures Act and all other consumer credit laws and equal credit opportunity and disclosure laws and any regulations promulgated thereunder) in the conduct of its business.

            SECTION 6.25 Receipt of Additional UCC Termination Statements, etc. If, with respect to any Consumer Level Eligible Receivable associated with a contract number which is listed on Exhibit V hereto, the Servicer shall not have received and had properly filed in the appropriate jurisdiction within thirty days of the date hereof a duly executed and proper UCC financing statement termination (which such UCC financing statement termination, together with evidence reasonably satisfactory to the Agent of the proper filing thereof, shall have been delivered to the Agent) terminating the corresponding UCC financing statement listed to the left of such contract number on Exhibit V hereto, such Consumer Level Eligible Receivable shall no longer be deemed a Consumer Level Eligible Receivable and shall no longer be included in the calculation of the Net Eligible Receivables Balance. In the case of any Consumer Receivable excluded from the calculation of the Net Eligible Receivables Balance pursuant to the previous sentence, such Consumer Receivable may at a later time be included in the calculation of the Net Eligible Receivables Balance, provided, that (i) the Servicer shall have received and had properly filed in the appropriate jurisdiction a duly executed and proper UCC financing statement termination (which such UCC financing statement termination, together with evidence reasonably satisfactory to the Agent of the proper filing thereof, shall have been delivered to the Agent) referred to in the previous sentence and
(ii) such Consumer Receivable is otherwise a Consumer Level Eligible Receivable at such time.

                                  ARTICLE VII.

                                EVENTS OF DEFAULT

            SECTION 7.01 Events of Default. If any of the following events ("Events of Default") shall occur:

            (a) the Facility Amount shall be greater than the lesser of (i) the Capital Limit or (ii) the Borrowing Limit minus the Discount Amount, and such event shall remain unremedied for three Business Days; or

            (b) the occurrence of any Bankruptcy Event with respect to the Borrower, EFI, Equivest or RFI; or

            (c) any representation or warranty made or deemed to be made by the Borrower, RFI or EFI (or any of their respective officers) under or in connection with this Agreement, any remittance report or other information or report delivered pursuant hereto or any other Transaction Document shall prove to have been false or incorrect in any material respect when made and remains false or incorrect for five (5) Business Days


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      (including, without limitation, any representation or warranty made or deemed to be made by RFI or EFI (or any of its officers or agents) under or in connection with either of the Borrower Receivables Purchase Agreements); provided, however, that if any breach described above is cured by the repurchase of Receivables pursuant to Article VI of the applicable Borrower Receivables Purchase Agreement or by a repayment pursuant to Section 2.17 or a repurchase pursuant to Section 6.23 hereof, such breach shall cease to constitute an Event of Default; or

            (d) (i) the Borrower, RFI or EFI shall fail to perform or observe any term, covenant or agreement hereunder or under any other Transaction Document in any material respect and such failure remains unremedied for twenty (20) Business Days or (ii) either the Servicer (if RFI) or the Borrower shall fail to make any payment or deposit to be made by it hereunder or under the Fee Letter when due and such failure remains unremedied for five (5) Business Days; or

            (e) the Borrower, Equivest, RFI, EFI or any other Affiliate of Equivest shall fail to pay any principal of or premium or interest on any Debt in an amount in excess of $5,000,000, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue for five (5) Business Days after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any Debt or any other event, shall occur and shall continue for five (5) Business Days after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

            (f) the occurrence of any payment default under any of the terms of, or otherwise in respect of, any agreement, security, note or certificate related to any Take- Out Securitization and the passage of any applicable grace period without the cure thereof; or

            (g) (i) the Lender shall at any time fail to have a valid, perfected, first priority security interest in any of the Pledged Assets or (ii) any purchase by the Borrower of a Receivable under either of the Borrower Receivables Purchase Agreements shall, for any reason, cease to create in favor of the Borrower a perfected ownership interest in such Receivable; provided, however, that if an event described in the foregoing clause (i) or (ii) is cured by the repurchase of Receivables pursuant to
      Article VI of the applicable Borrower Receivables Purchase Agreement or by a repayment pursuant to Section 2.17 or a repurchase pursuant to Section
      6.23 hereof, such event shall cease to constitute an Event of Default; or


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            (h) the Borrower, Equivest, RFI or EFI shall have suffered any material adverse change to its financial condition or operations which would adversely affect the collectibility of the Pledged Receivables or the Borrower's, Equivest's, RFI's or EFI's ability to conduct its business; or

            (i) any failure shall have occurred on the part of the Borrower or RFI duly to observe or perform in any material respect any covenant or agreement under the Sinking Fund Agreement; or

            (j) RFI, EFI, Equivest or the Borrower can no longer conduct business for any reason; or

            (k) either of the Borrower Receivables Purchase Agreements shall cease to be in full force and effect; or

            (l) the occurrence of a Servicer Default (if the Servicer is RFI or an Affiliate thereof); or

            (m) RFI and EFI have at any time a combined Tangible Net Worth in an amount which shall be less than an amount equal to (A) $25,000,000 plus
      (B) seventy- five percent (75%) of the aggregate amount of proceeds received by RFI or EFI after the date of this Agreement in connection with
      (a) each issuance by RFI or EFI of any class or classes of capital stock after the date of the Agreement and (b) each incurrence of Debt after the date of this Agreement, other than Debt which shall be the most senior Debt of RFI or EFI; or

            (n) any failure shall have occurred on the part of the Borrower or RFI duly to observe or perform in any material respect any covenant or agreement related to any Purchased Rate Cap or any covenant or agreement under the Sinking Fund Agreement;

then the Agent may, by notice to the Borrower, declare the Early Amortization Commencement Date to have occurred; provided, that, in the case of any event described in 7.01(a) above, the Early Amortization Commencement Date shall be deemed to have occurred automatically upon the occurrence of such event. Upon any such declaration or automatic occurrence, (i) the Borrower shall cease purchasing Receivables from RFI and EFI under the Borrower Receivables Purchase Agreements, (ii) the Lender shall cease issuing commercial paper notes to fund or maintain the Loans hereunder, (iii) the Liquidity/Credit Enhancement Facility shall be drawn upon by the Lender from time to time thereafter in order to retire the maturing commercial paper notes issued to fund or maintain the Loans hereunder (and the Loans hereunder maintained by the amounts so drawn under the Liquidity/Credit Enhancement Facility shall bear interest at the Default Funding
Rate), (iv) at the option of the Lender in its sole discretion, the Lender may declare the Loans made to the Borrower hereunder and all Yield and all Fees accrued on such Loans and any other Obligations to be immediately due and payable (and the Borrower shall pay such Loans and all such amounts and Obligations immediately); and (v) at the option of the


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Lender in its sole discretion, the Agent, on behalf of the Lender, may direct the Obligors to make all payments under the Pledged Receivables directly to the Backup Servicer, the Agent, the Lender or any lockbox or account established by any of such parties. In addition, upon any such declaration or upon any such automatic occurrence, the Agent and the Lender shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative. If any Event of Default shall have occurred, the Non-CP Rate and the CP Rate shall be increased to the Default Funding Rate, effective as of the date of the occurrence of such Event of Default and shall remain at the Default Funding Rate.

            SECTION 7.02 Additional Remedies of Agent and Lender. (a) If, upon the Lender's declaration that the Loans made to the Borrower hereunder are immediately due and payable pursuant to Section 7.01 or on the Facility Maturity Date, the aggregate outstanding principal amount of the Loans, all accrued Fees and Yield and any other Obligations are not immediately paid in full, then the Agent, in addition to all other rights specified hereunder, shall have the right, in its own name and as agent for the Lender, to immediately sell in a commercially reasonable manner and otherwise in accordance with applicable law, in a recognized market (if one exists) at such price or prices as the Agent may reasonably deem satisfactory, any or all Pledged Assets and apply the proceeds thereof to the Obligations.

            (b) The parties recognize that it may not be possible to sell all of the Pledged Assets on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Pledged Assets may not be liquid. Accordingly, the Agent may elect, in its sole discretion, the time and manner of liquidating any Pledged Assets and nothing contained herein shall obligate the Agent to liquidate any Pledged Assets on the date the Lender declares the Loans made to the Borrower hereunder to be immediately due and payable pursuant to Section 7.01 or to liquidate all Pledged Assets in the same manner or on the same Business Day.

            (c) Any amounts received from any sale or liquidation of the Pledged Assets pursuant to this Section 7.02 in excess of the Obligations will be returned to the Borrower, its successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may otherwise direct.

            (d) The Agent and the Lenders shall have, in addition to all the rights and remedies provided herein and provided by applicable federal, state, foreign, and local laws (including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code of any applicable state, to the extent that the Uniform Commercial Code is applicable, and the right to offset any mutual debt and claim), all rights and remedies available to the lenders in law, in equity, or under any other agreement between the Lender and the Borrower.

            (e) Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to


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exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Early Amortization Event or Event of Default.

            (f) If a Developer is no longer an Eligible Developer, or if a Development is no longer as Eligible Development, no additional Receivables resulting from such Developer or Development will be financed under this Agreement until such time as the circumstance which caused such Developer to cease to be an Eligible Developer or such Development to cease to be an Eligible Development no longer exists.

                                  ARTICLE VIII.

                                 INDEMNIFICATION

            SECTION 8.01 Indemnities by the Borrower. Without limiting any other rights which the Agent, the Lender, the Backup Servicer or any of their respective Affiliates may have hereunder or under applicable law, the Borrower hereby agrees to indemnify the Agent, the Lender, the Backup Servicer and each of their respective Affiliates (each an "Indemnified Party" for purposes of this Article VIII) from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement or in respect of any Pledged Assets, excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Agent, the Lender, the Backup Servicer or such Affiliate. Without limiting the foregoing, the Borrower shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

                  (i) any Pledged Receivable treated as or represented by the Borrower to be an Eligible Receivable which is not an Eligible Receivable;

                  (ii) reliance on any representation or warranty made or deemed made by the Borrower, the Servicer (if RFI or one of its Affiliates) or any of their respective officers under or in connection with this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

                  (iii) the failure by the Borrower or the Servicer (if RFI or one of its Affiliates) to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any applicable law, rule or regulation with respect to any Pledged Assets, or the nonconformity of any Pledged Assets with any such applicable law, rule or regulation;

                  (iv) the failure to vest and maintain vested in the Agent, for the benefit of the Lender, or to transfer to the Agent, for the benefit of the Lender, a first priority perfected security interest in the Receivables which are, or are purported to be, Pledged


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      Receivables, together with all Collections, Related Security and other
      Pledged Assets related thereto (including, without limitation, any and all Interval's with respect to such Receivables), free and clear of any Adverse Claim (other than Permitted Liens and Encumbrances) whether existing at the time of the related Borrowing or at any time thereafter;

                  (v) the failure to maintain, as of the close of business on each Business Day prior to the Collection Date, a Facility Amount which is less than or equal to the lesser of (x) the Borrowing Limit minus the Discount Amount on such Business Day, or (y) the Capital Limit on such Business Day (provided, that in determining the Capital Limit for purposes of this Section 8.01(v), all information used in such determination must be accurate as of the date of such determination);

                  (vi) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC or real property laws of any applicable jurisdiction or other applicable laws with respect to any Receivables which are, or are purported to be, Pledged Receivables or the other Pledged Assets related thereto, whether at the time of any Borrowing or at any subsequent time;

                  (vii) any dispute, claim, offset or defense (other than the discharge in bankruptcy of an Obligor) to the payment of any Receivable which is, or is purported to be, a Pledged Receivable (including, without limitation, a defense based on such Receivable (or the Contract evidencing such Receivable) not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms);

                  (viii)any failure of the Borrower or the Servicer (if RFI or one of its Affiliates) to perform its duties or obligations in accordance with the provisions of this Agreement;

                  (ix) the failure to pay prior to delinquency any taxes payable in connection with the Pledged Receivables or the Pledged Assets related thereto;

                  (x) any repayment by the Agent or the Lender of any amount previously distributed in payment of Loans or payment of Yield or Fees or any other amount due hereunder, in each case which amount the Agent or the Lender believes in good faith is required to be repaid;

                  (xi) the commingling of Collections of Pledged Receivables at any time with other funds;

                  (xii) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Loans or the Pledged Assets;


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                  (xiii) any failure by the Borrower to give reasonably
      equivalent value to RFI in consideration for the transfer by RFI to the Borrower of any Receivable or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;

                  (xiv) any failure of the Borrower, the Servicer or any of their respective agents or representatives (including, without limitation, agents, representatives and employees of the Servicer acting pursuant to authority granted under Section 6.01 hereof) to remit to the Servicer or the Agent, Collections of Pledged Receivables remitted to the Borrower, the Servicer or any such agent or representative;

                  (xv) the failure of the Borrower's computer applications to resolve any Year 2000 Problem;

                  (xvi) any failure on the part of the Borrower or RFI duly to observe or perform in any material respect any covenant or agreement under the Sinking Fund Agreement; and/or

                  (xvii) the failure at any time of the Borrower to maintain funds in the Sinking Fund Account in the amount required under the Sinking Fund Account Agreement; provided, that such failure has continued beyond any grace period provided for in the Sinking Fund Agreement.

Any amounts subject to the indemnification provisions of this Section 8.01 shall be paid by the Borrower to the Agent within five (5) Business Days following the Agent's written demand therefor.

            SECTION 8.02 Indemnities by the Servicer. Without limiting any other rights which the Agent, the Lender or any of their respective Affiliates may have hereunder or under applicable law, the Servicer (if RFI or one of its Affiliates) hereby agrees to indemnify each Indemnified Party from and against any and all Indemnified Amounts awarded against or incurred by any of them arising out of or as a result of the Servicer's performance of or failure to perform its obligations under this Agreement excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Agent, the Lender or such Affiliate. Without limiting the foregoing, the Servicer (if RFI or one of its Affiliates) shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

                  (i) any Pledged Receivable treated as or represented by the Servicer to be an Eligible Receivable which is not an Eligible Receivable; or

                  (ii) reliance on any representation or warranty made or deemed made by the Servicer (if RFI or one of its Affiliates) or any of their respective officers under or


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      in connection with this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;
      or

                  (iii) the failure by the Servicer (if RFI or one of its Affiliates) to comply with any term, provision or covenant obtained in this Agreement or any agreement executed in connection with this Agreement, or with any applicable law, rule or regulation with respect to any Pledged Assets, or the nonconformity of any Pledged Assets with any such applicable law, rule or regulation; or

                  (iv) the failure to vest and maintain vested in the Agent, for the benefit of the Lender, or to transfer to the Agent, for the benefit of the Lender, a first priority perfected security interest in the Receivables which are, or are purported to be, Pledged Receivables, together with all Collections, Related Security and other Pledged Assets related thereto (including, without limitation, any and all Interval's with respect to such Receivables), free and clear of any Adverse Claim (other than Permitted Liens and Encumbrances) whether existing at the time of the related Borrowing or at any time thereafter; or

                  (v) the commingling by the Servicer of Collections of Pledged Receivables at any time with other funds; or

                  (vi) any failure of the Servicer or any of its respective agents or representatives (including, without limitation, agents, representatives and employees of the Servicer acting pursuant to authority granted under Section 6.01 hereof) to remit to the Servicer or the Agent, Collections of Pledged Receivables remitted to the Borrower, the Servicer or any such agent or representative; and/or

                  (vii) the failure of the Servicer's computer applications to resolve any Year 2000 Problem.

Any amounts subject to the indemnification provisions of this Section 8.02 shall be paid by the Servicer to the Agent within five (5) Business Days following the Agent's written demand therefor.

            Each applicable Indemnified Party shall deliver to the indemnifying party under Section 8.01 and Section 8.02, within a reasonable time after such Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by such Indemnified Party relating to the claim giving rise to the Indemnified Amounts. Each such Indemnified Party will cooperate with the Borrower and the Servicer in connection with any claim giving rise to the Indemnified Amounts to minimize the liability of such indemnifying parties, provided that nothing contained herein shall obligate any such Indemnified Party to take any action which, in the opinion of such Indemnified Party, is unlawful or otherwise disadvantageous to such Indemnified Party.


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                                   ARTICLE IX.

                                  MISCELLANEOUS

            SECTION 9.01 Amendments and Waivers. (a) Except as provided in
Section 9.01(b), no amendment or modification of any provision of this Agreement shall be effective without the written agreement of the Borrower, the Servicer, the Agent and the Lender, and no termination or, except as set forth in Section
9.12 hereof, waiver of any provision of this Agreement or consent to any departure therefrom by the Borrower or the Servicer shall be effective without the written concurrence of the Agent and the Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (b) Notwithstanding the provisions of Section 9.01(a), in the event that there is more than one Lender, the written consent of each Lender shall be required for any amendment, modification or waiver (i) reducing any outstanding Loans, or the Yield thereon, (ii) postponing any date for any payment of any Loan, or the Yield thereon, or (iii) modifying the provisions of this Section 9.01, or (iv) increasing the Capital Limit or the Borrowing Limit.

            SECTION 9.02 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or specified in such party's Assignment and Acceptance or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (i) notice by mail, five days after being deposited in the United States mails, first class postage prepaid, (ii) notice by telex, when telexed against receipt of answerback, or (iii) notice by facsimile copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article II shall not be effective until received.

            SECTION 9.03 No Waiver; Remedies. Except as set forth in Section
9.12 hereof, no failure on the part of the Agent or the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            SECTION 9.04 Binding Effect; Assignability; Multiple Lenders. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Servicer, the Agent, the Lender, the Backup Servicer and their respective successors and permitted assigns. This Agreement and the Lender's rights and obligations hereunder and interest herein shall be assignable in whole or in part (including by way of the sale of participation interests therein) by the Lender and its successors and assigns. None of the Borrower, the Servicer or the Backup Servicer may assign any of its rights and obligations hereunder or any interest herein without the


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prior written consent of the Lender and the Agent. The parties to each assignment or participation made pursuant to this Section 9.04 shall execute and deliver to the Agent for its acceptance and recording in its books and records, an assignment and acceptance agreement (an "Assignment and Acceptance") or a participation agreement or other transfer instrument reasonably satisfactory in form and substance to the Agent and the Borrower. Each such assignment or participation shall be effective as of the date specified in the applicable Assignment and Acceptance or other agreement or instrument only after the execution, delivery, acceptance and recording as described in the preceding sentence. The Agent shall notify the Borrower of any assignment or participation thereof made pursuant to this Section 9.04. The Lender may, in connection with any assignment or participation or any proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower and the Pledged Assets furnished to the Lender by or on behalf of the Borrower or the Servicer; provided, however that the Lender shall obtain an agreement from such assignee or participant or proposed assignee or participant that they shall treat as confidential (under terms mutually satisfactory to the Agent and such assignee or participant or proposed assignee or participant) any information obtained which is not already publicly known or available.

            (b) Whenever the term "Lender" is used herein, it shall mean Autobahn and/or any other Person which shall have executed an Assignment and Acceptance; provided, however, that each such party shall have a pro rata share of the rights and obligations of the Lender hereunder in such percentage amount (the "Commitment Percentage") as shall be obtained by dividing such party's commitment to fund Loans hereunder by the total commitment of all parties to fund Loans hereunder. Any right at any time of the Lender to enforce any remedy, or instruct the Agent to take (or refrain from taking) any action hereunder, shall be exercised by the Agent only upon direction by such parties that hold a majority of the Commitment Percentages at such time.

            SECTION 9.05 Term of This Agreement. This Agreement including, without limitation, the Borrower's obligation to observe its covenants set forth in Articles V and VI, and the Servicer's obligation to observe its covenants set forth in Articles V and VI, shall remain in full force and effect until the Collection Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower or Servicer pursuant to Articles III and IV and the indemnification and payment provisions of Article VIII and Article IX and the provisions of Section
9.08 and Section 9.09 shall be continuing and shall survive any termination of this Agreement.

            SECTION 9.06 Governing Law; Jury Waiver. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGA TIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE LENDER IN THE


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PLEDGED RECEIVABLES, OR REMEDIES HEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY
THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

            SECTION 9.07 Costs, Expenses and Taxes. (a) In addition to the rights of indemnification granted to the Backup Servicer, the Agent, the Lender and its Affiliates under Article VIII hereof, the Borrower agrees to pay on demand all reasonable costs and expenses of the Backup Servicer, the Lender and the Agent incurred in connection with the preparation, execution, delivery, administration of, or any waiver or consent issued or amendment prepared in connection with, this Agreement, the other Transaction Documents and the other documents to be delivered hereunder or in connection herewith or therewith or incurred in connection with any amendment, waiver or modification of this Agreement, any other Transaction Document, and any other documents to be delivered hereunder or thereunder or in connection herewith or therewith that is necessary or requested by any of the Borrower, the Servicer, the Lender or a Rating Agency or made necessary or appropriate as a result of the actions of any regulatory, tax or accounting body affecting the Lender and its Affiliates, or which is related to an Event of Default including, without limitation, the reasonable fees and reasonable out-of-pocket expenses of counsel for the Backup Servicer, the Agent and the Lender with respect thereto and with respect to advising the Backup Servicer, the Agent and the Lender as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Backup Servicer, the Agent or the Lender in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith.

            (b) The Borrower shall pay on demand any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the other documents to be delivered hereunder or any agreement or other document providing liquidity support, credit enhancement or other similar support to the Lender which is specific to this Agreement or the funding or maintenance of Loans hereunder.

            (c) The Custodian shall pay all expenses it incurs in connection with its services in connection with this Agreement and any other agreements executed in connection herewith and the transactions contemplated hereby or thereby.

            (d) The Borrower shall pay on demand all other costs, expenses and taxes (excluding franchise and income taxes) incurred by any Issuer or incurred by any general or limited partner, or member or shareholder of such Issuer on behalf of such Issuer related to this Agreement ("Other Costs"), including, without limitation, the portion of the cost of rating such

Issuer's commercial paper by independent financial rating agencies which is allocable to commercial paper issued to fund Loans hereunder, the cost of obtaining a shadow rating from the Rating Agencies with respect to the financing facility provided for under this Agreement and the other Transaction Documents, the taxes (excluding franchise and income taxes) resulting from such Issuer's operations which are allocable to the provision of Loans hereunder, and the reasonable fees and out-of-pocket expenses of counsel for the Issuer with respect to (i) advising the Issuer as to its rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, (ii) the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith and (iii) advising the Issuer as to the issuance of the Issuer's commercial paper notes to fund Loans hereunder and action in connection with such issuance.

            SECTION 9.08 No Proceedings. Each of the Borrower, the Agent, the Servicer and the Lender hereby agrees that it will not institute against, or join any other Person in instituting against, any Issuer any proceedings of the type referred to in the definition of Bankruptcy Event so long as any commercial paper issued by such Issuer shall be outstanding or there shall not have elapsed one year and one day since the last day on which any such commercial paper shall have been outstanding. The Servicer hereby agrees that it will not institute against, or join any other Person in instituting against, the Borrower any proceedings of the type referred to in the definition of Bankruptcy Event (a) prior to the Collection Date and (b) so long as any commercial paper issued by a Lender which is an Issuer shall be outstanding or there shall not have elapsed one year and one day since the last day on which any such commercial paper shall have been outstanding.

            SECTION 9.09 Recourse Against Certain Parties. No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Lender or the Agent as contained in this Agreement or any other agreement, instrument or document entered into by the Lender or the Agent pursuant hereto or in connection herewith shall be had against any administrator of the Lender or the Agent or any incorporator, affiliate, stockholder, officer, employee or director of the Lender or the Agent or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of each party hereto contained in this Agreement and all of the other agreements, instruments and documents entered into by the Lender or the Agent pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such party (and nothing in this Section 9.09 shall be construed to diminish in any way such corporate obligations of such party), and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Lender or the Agent or any incorporator, stockholder, affiliate, officer, employee or director of the Lender or the Agent or of any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of the Lender or the Agent contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of the Lender or the Agent and each incorporator, stockholder, affiliate, officer, employee or director of the Lender or the Agent or of any such administrator, or any of them, for breaches by the Lender or the Agent of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 9.09 shall survive the termination of this Agreement.

            SECTION 9.10 Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than the Fee Letter.

            SECTION 9.11 Tax Characterization. Notwithstanding any provision of this Agreement, the parties hereto intend for the transactions effected hereunder to constitute a financing transaction for federal taxation purposes.

            SECTION 9.12 Consent Procedures. In the event that the Borrower or the Servicer requests in writing the consent or approval of the Agent or the Lender in connection with (a) any matter with respect to which such consent or approval is required pursuant to this Agreement or any other Transaction Document or (b) the waiver of any term or condition of this Agreement or any other Transaction Document with respect to any requirement or condition of borrowing hereunder, and the Borrower or the Servicer, as the case may be, does not receive a written consent or approval, a written denial thereof or a request for additional information within ten (10) Business Days after the Agent's or the Lender's, as applicable, receipt of such request, then the Agent or Lender, as applicable, will be deemed to have consented to or approved the subject matter of such request.

                           [Signature page to follow.]

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


THE BORROWER:                          EFI FUNDING COMPANY, INC.


                                       By:______________________________________
                                          Title:


                                       Two Clinton Square,
                                       Syracuse, New York 13202
                                       Attention: Lisa Henson
                                       Facsimile No.: 315/422-9477
                                       Confirmation No.: 315/422-9088


THE SERVICER:                          RESORT FUNDING, INC.


                                       By:______________________________________
                                          Title:


                                       Two Clinton Square,
                                       Syracuse, New York 13202
                                       Attention: Thomas J. Hamel
                                       Facsimile No.: 315/422-9477
                                       Confirmation No.: 315/422-9088

THE AGENT:                             DG BANK DEUTSCHE
                                       GENOSSENSCHAFTSBANK AG


                                       By:______________________________________
                                          Title:


                                       By:______________________________________
                                          Title:


                                       609 Fifth Avenue
                                       New York, New York 10017
                                       Attention: Michael Plunkett
                                       Facsimile No.: 212/745-1651
                                       Confirmation No.: 212/745-1658


THE LENDER:                            AUTOBAHN FUNDING COMPANY LLC

                                       By: DG BANK Deutsche Genossenschaftsbank
                                           AG, its attorney-in-fact


                                       By:______________________________________
                                          Title:


                                       By:______________________________________
                                          Title:


                                       609 Fifth Avenue
                                       New York, New York 10017
                                       Attention: Michael Plunkett
                                       Facsimile No.: 212/745-1651
                                       Confirmation No.: 212/745-1658

THE CUSTODIAN:                         U.S. BANK TRUST NATIONAL ASSOCIATION


                                       By:______________________________________
                                          Title:


                                       100 Wall Street, Suite 1600
                                       New York, New York 10005
                                       Attention: John D. Bowman
                                       Facsimile No.: 212/514-6841
                                       Confirmation No.: 212/361-2460


THE BACKUP SERVICER:                   SAGE SYSTEMS, INC.


                                       By:______________________________________
                                          Title:


                                       2135 112th Avenue, N.E., Suite 101
                                       Bellevue, Washington 98004
                                       Attention: Mac Hendrick
                                       Facsimile No.: 425/462-0264
                                       Telephone No.: 425/451-2484

                                                                      SCHEDULE I

                          CONDITION PRECEDENT DOCUMENTS

            As required by Section 3.01 of the Agreement, each of the following items must be delivered to the Agent prior to the date of the initial Borrowing:

            (a) A copy of this Agreement duly executed by each of the parties hereto;

            (b) A certificate of the Secretary or Assistant Secretary of the Borrower dated the date of this Agreement, certifying (i) the names and true signatures of the incumbent officers of the Borrower authorized to sign this Agreement and the other documents to be delivered by it hereunder (on which certificate the Agent and the Lender may conclusively rely until such time as the Agent shall receive from the Borrower a revised certificate meeting the requirements of this paragraph (b)), (ii) that the copy of the certificate of incorporation of the Borrower attached thereto is a complete and correct copy and that such certificate of incorporation has not been amended, modified or supplemented and is in full force and effect, (iii) that the copy of the by-laws of the Borrower attached thereto is a complete and correct copy and that such by-laws have not been amended, modified or supplemented and are in full force and effect, and (iv) the resolutions of the Borrower's board of directors approving and authorizing the execution, delivery and performance by the Borrower of this Agreement and the documents related thereto;

            (c) Good standing certificate dated as of a recent date for the Borrower issued by the Secretary of State of Delaware or, if dated as of a recent date, a Certificate of Incorporation for the Borrower certified by the Secretary of State of Delaware;

            (d) Acknowledgment copies of proper financing statements (the "Facility Financing Statements") describing the Pledged Receivables, Related Security and other Pledged Assets and naming the Borrower as debtor and the Agent, on behalf of the Lender, as secured party, and other, similar instruments or documents, as may be necessary or, in the opinion of the Agent or the Lender, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Lender's interests in all Pledged Receivables, Related Security and other Pledged Assets;

            (e) Acknowledgment copies of proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Pledged Receivables, Related Security and other Pledged Assets previously granted by RFI or EFI;

            (f) Certified copies of requests for information or copies (or a similar UCC search report certified by a party acceptable to the Agent), dated a date reasonably near to the date of the initial Borrowing, listing all effective financing statements (including the Facility Financing Statements) which name the Borrower (under its present name and any previous


                                    Sch. I-1

name) as debtor and which are filed in the jurisdictions in which the Facility Financing Statements were filed, together with copies of such financing statements (none of which, other than the Facility Financing Statements, shall cover any Pledged Assets);

            (g) One or more favorable Opinions of Counsel of Baker & Hostetler LLP, counsel to the Borrower, with respect to such matters as the Agent may reasonably request (including an opinion with respect to the first priority perfected security interest of the Agent (for the benefit of the Lender) in the Pledged Receivables, Related Security and other Pledged Assets);

            (h) A favorable Opinion of Counsel of Hodgson Russ Andrews Woods & Goodyear LLP, counsel to the Borrower, with respect to the perfected and, except in the case of the Lockbox Account, first priority security interest of the Agent (for the benefit of the Lender) in the Collection Account, the Lockbox Account and the Sinking Fund Account;

            (i) Any necessary third party consents to the closing of the transactions contemplated hereby;

            (j) One or more favorable Opinions of Counsel of Baker & Hostetler LLP addressed and acceptable to the Agent with respect to, among other things, the due authorization, execution and delivery of, and enforceability of, this Agreement and the other Transaction Documents;

            (k) A copy of the documentation converting all Developer Note Receivables owing by any Affiliates of Equivest or RFI and the related Applicable Underlying Loan Documents to Purchased Consumer Note Receivables and related Applicable Underlying Purchase Documents; and

            (l) A copy of each of the other Transaction Documents duly executed by the parties thereto.

            (m) One or more favorable Opinions of Counsel of Dorsey & Whitney LLP, with respect to the first priority perfected security interest of the Agent (for the benefit of the Lender) in the Pledged Receivables and other Pledged Assets being held by the Custodian in Minnesota.


                                    Sch. I-2

                                                                     SCHEDULE II

                          CREDIT AND COLLECTION POLICY

                                    Attached.


                                    Sch. II-1

                                                                    SCHEDULE III

                    PRIOR NAMES, TRADENAMES, FICTITIOUS NAMES
                          AND "DOING BUSINESS AS" NAMES

                           EFI Financing Company, Inc.

                         EFI Funding Company of New York


                                   Sch. III-1

                                                                     SCHEDULE IV

                                   LITIGATION

                                      None.


                                    Sch. IV-1

                                                                       EXHIBIT A

                       FORM OF BORROWING BASE CERTIFICATE

                                 (See attached.)


                                    Exh. A-1

                                                                       EXHIBIT B

                   FORM OF COMMERCIAL PAPER REMITTANCE REPORT

                                 (See attached.)


                                    Exh. B-1

                                                                       EXHIBIT C

                        FORM OF MONTHLY REMITTANCE REPORT

                                 (See attached.)


                                    Exh. C-1

                                                                       EXHIBIT D

                           FORM OF UNDERLYING OPINIONS


                                    Exh. D-1

                                                                       EXHIBIT E

                                   [Reserved.]


                                    Exh. E-1

                                                                     EXHIBIT F-1

                            FORMS OF CONSUMER ALLONGE

                                 (See attached.)


                                   Exh. F-1-1

                                                                     EXHIBIT F-2

                           FORMS OF DEVELOPER ALLONGE

                                 (See attached.)


                                   Exh. F-2-1

                                                                     EXHIBIT G-1

                FORM OF PRE-CLOSING HYPOTHECATION LOAN AGREEMENT

                                 (See attached.)


                                   Exh. G-1-1

                                                                     EXHIBIT G-2

                FORM OF POST-CLOSING HYPOTHECATION LOAN AGREEMENT

                                 (See attached.)


                                   Exh. G-2-1

                                                                     EXHIBIT H-1

              FORM OF PRE-CLOSING ELIGIBLE DEVELOPER SALE AGREEMENT

                                 (See attached.)


                                   Exh. H-1-1

                                                                     EXHIBIT H-2

             FORM OF POST-CLOSING ELIGIBLE DEVELOPER SALE AGREEMENT

                            (NON-EQUIVEST AFFILIATE)

                                 (See attached.)


                                   Exh. H-2-1

                                                                     EXHIBIT H-3

             FORM OF POST-CLOSING ELIGIBLE DEVELOPER SALE AGREEMENT

                              (EQUIVEST AFFILIATE)

                                 (See attached.)


                                   Exh. H-3-1

                                                                       EXHIBIT P

                     BACKUP SERVICER LETTER OF CERTIFICATION

[Date]

DG BANK Deutsche Genossenschaftsbank AG, as Agent
609 5th Avenue, Suite 911
New York, NY 10017

Attn: Asset Securitization Group

            Re: Letter of Certification - EFI Funding Company, Inc. Receivables
                Facility

            We are sending this letter to you pursuant to that certain Receivables Loan and Security Agreement (the "Agreement") dated as of January 31, 2000, among EFI Funding Company, Inc., as Borrower, Resort Funding, Inc., as Servicer, Autobahn Funding Company LLC, as Lender, DG BANK Deutsche Genossenschaftsbank AG, as Agent, U.S. Bank Trust National Association, as Custodian, and Sage Systems, Inc., as Backup Servicer. Capitalized terms used herein have the meanings assigned to them in the Agreement.

            Sage Systems, Inc. hereby confirms that it has received the Monthly Remittance Report and a computer tape dated as of the most recently-ended Remittance Period from the Servicer as required by Section 6.12(e) of the Agreement, and has performed the reconciliation required under Section 6.15(a) through (c) of the Agreement. The discrepancies, if any, are noted on the attached schedule.


                                       Very truly yours,

                                       Sage Systems, Inc.


                                       By:_____________________________

                                       Name:___________________________

                                       Title:____________________________


                                    Exh. P-1

                                                                       EXHIBIT S

                                 EASTERN RESORTS

--------------------------------------------------------------------------------
         RESORTS                                   RESORT LOCATION
--------------------------------------------------------------------------------

Bentley Brook Mountain Club                    Hancock, Massachusetts
Long Wharf Resort                              Newport, Rhode Island
Inn on Long Wharf                              Newport, Rhode Island
Inn on the Harbor                              Newport, Rhode Island
Newport Onshore                                Newport, Rhode Island
Bay Voyage Inn                                 Jamestown, Rhode Island
Newport Overlook                               Jamestown, Rhode Island
--------------------------------------------------------------------------------


                                    Exh. S-1

                                                                       EXHIBIT T

                               PEPPERTREE RESORTS

--------------------------------------------------------------------------------
         RESORTS                                   RESORT LOCATION
--------------------------------------------------------------------------------

Peppertree Outer Banks Beach Club             Kill Devil Hills, North Carolina
Peppertree by the Sea                         N. Myrtle Beach, South Carolina
Peppertree at Blue Ridge Village              Banner Elk, North Carolina
Peppertree Ocean Club                         N. Myrtle Beach, South Carolina
Peppertree Sea Mystique &                     Garden City, South Carolina
Peppertree Sandpebble Beach Club              Surfside, South Carolina
Peppertree Vacation Club Villas               Asheville, North Carolina
Peppertree Atlantic Beach                     Atlantic Beach, North Carolina
Peppertree at Laurel Point                    Gatlinburg, Tennessee
Peppertree at Tamarack                        Wisconsin Dells, Wisconsin
Peppertree Maggie Valley                      Maggie Valley, North Carolina
Peppertree Sands                              N. Myrtle Beach, South Carolina
Peppertree at Thousand Hills                  Branson, Missouri
Peppertree at Wild Wing                       Conway, South Carolina
Peppertree Williamsburg                       Williamsburg, Virginia
--------------------------------------------------------------------------------


                                    Exh. T-1

                                                                       EXHIBIT V

                   CONSUMER RECEIVABLES REQUIRING POST-CLOSING
                           UCC TERMINATION STATEMENTS

--------------------------------------------------------------------------------
Secured Party        UCC-1 File Number   File Date            Contract Number
--------------------------------------------------------------------------------
Bank of Utica        234362              11/12/97             97050370
                                                              97050407
--------------------------------------------------------------------------------
Farmers &            000301              1/2/96               95080356
Merchants Bank                                                95080901
                                                              95080902
                                                              95090076
                                                              95090375
--------------------------------------------------------------------------------
Bank of Bellevue     132871              6/27/97              93090730
                                                              93100144
                                                              93110316
                                                              93100190
                                                              95040363
                                                              95040388
                                                              95040518
                                                              95040542
                                                              95040176
                                                              95090398
                                                              95040361
                                                              95040407
                                                              95120442
                                                              95120752
--------------------------------------------------------------------------------
Bank of Bellevue     207002              10/6/97              96050267
                                                              96110706
--------------------------------------------------------------------------------
Bank of Bellevue     132870              6/27/97              96050267
                                                              96070685
                                                              96110706
--------------------------------------------------------------------------------
Great Western Bank   245099              12/7/99              96050287
--------------------------------------------------------------------------------
North Country Bank   250132              12/5/97              95050478
& Trust                                                       94100145
                                                              94110411
--------------------------------------------------------------------------------
Citizens Bank of     136215              7/2/97               95050466
Princeton
--------------------------------------------------------------------------------


                                    Exh. T-2

--------------------------------------------------------------------------------
F&M Bank             139933              7/8/97               93120120
                                                              93120124
                                                              93120141
                                                              93040011
                                                              93120131
                                                              93090203
                                                              95070114
                                                              95080498
                                                              95080475
--------------------------------------------------------------------------------
Bank of Bellevue     073280              4/6/98               96110706
                                                              97110297
--------------------------------------------------------------------------------
Bank of Bellevue     172045              8/10/98              96110706
                                                              97110297
                                                              98040465
--------------------------------------------------------------------------------
Bank of Bellevue     256921              12/7/98              96110706
                                                              97110297
                                                              98040465
--------------------------------------------------------------------------------
F&M Bank             139928              7/8/97               96110624
                                                              97020369
--------------------------------------------------------------------------------
Lafayette Savings    245381              11/28/97             97070360
Bank                                                          97070611
                                                              97080670
                                                              97080672
                                                              97090068
                                                              97090091
                                                              97090437
                                                              97090484
--------------------------------------------------------------------------------
North Country Bank   038477              2/24/97              96120211
& Trust                                                       96120213
                                                              96120374
                                                              96120375
                                                              96120376
                                                              96120378
                                                              96120381
                                                              96120382
                                                              96120385
                                                              96120388
--------------------------------------------------------------------------------
North Country Bank   046865              3/7/97               96050156
& Trust
--------------------------------------------------------------------------------


                                    Exh. T-3

--------------------------------------------------------------------------------
North Country Bank   046868              3/7/97               97010181
& Trust                                                       97010456
--------------------------------------------------------------------------------
Douglas County       142039              7/10/97              93100333
Bank and Trust                                                95080605
Company                                                       95080106
                                                              95090620
                                                              95100156
                                                              95100749
                                                              95110142
--------------------------------------------------------------------------------
Citizens Bank of     012977              1/22/96              94020121
Princeton
--------------------------------------------------------------------------------


                                    Exh. T-4

--------------------------------------------------------------------------------
Lafayette Savings    168687              8/13/97              94030106
Bank                                                          95040361
                                                              95050370
                                                              95050710
                                                              95090852
                                                              95104044
                                                              95110563
                                                              96020700
                                                              96060602
                                                              96110088
                                                              96110533
                                                              97030208
                                                              97030488
                                                              97030491
                                                              97030492
                                                              97030533
                                                              97030534
                                                              97030535
                                                              97030538
                                                              97030543
                                                              97030544
                                                              97030547
                                                              97030568
                                                              97040007
                                                              97040008
                                                              97040017
                                                              97040018
                                                              97040035
                                                              97040036
                                                              97040037
                                                              97040039
                                                              97040044
                                                              97040046
                                                              97040066
                                                              97040067
                                                              97040069
                                                              97050535
                                                              97060002
                                                              97060003
                                                              97060145
                                                              97060246
--------------------------------------------------------------------------------


                                    Exh. T-5

--------------------------------------------------------------------------------
Lafayette Savings    219047              10/23/97             94030106
Bank                                                          95040361
                                                              95050370
                                                              95050710
                                                              95090852
                                                              95104044
                                                              95110563
                                                              96020700
                                                              96110088
                                                              96110533
                                                              97030208
                                                              97030488
                                                              97030491
                                                              97030492
                                                              97030533
                                                              97030534
                                                              97030535
                                                              97030538
                                                              97030543
                                                              97030544
                                                              97030547
                                                              97030566
                                                              97040007
                                                              97040008
                                                              97040017
                                                              97040018
                                                              97040035
                                                              97040036
                                                              97040037
                                                              97040039
                                                              97040044
                                                              97040046
                                                              97040066
                                                              97040067
                                                              97040069
                                                              97050535
                                                              97050536
                                                              97050538
                                                              97060002
                                                              97060003
                                                              97060145
--------------------------------------------------------------------------------


                                    Exh. T-6

--------------------------------------------------------------------------------
Citizens Bank of     136211              7/2/97               94090109
Princeton                                                     94090116
                                                              93050093
                                                              94050043
                                                              94060235
                                                              94090121
                                                              95040456
                                                              95030616
                                                              95050130
                                                              95050762
                                                              95090657
                                                              95050727
                                                              95050752
                                                              95080831
                                                              95090774
                                                              95090827
                                                              95090962
                                                              95091213
                                                              95090784
                                                              95091127
                                                              95091167
                                                              95098759
                                                              95090800
                                                              95091137
--------------------------------------------------------------------------------
First State Bank of  088119              5/3/99               99030624
Red Wing
--------------------------------------------------------------------------------
Skylands Community   019573              1/29/98              97100688
Bank
--------------------------------------------------------------------------------
First Keystone       047230              3/7/97               94110239
Federal Savings                                               94110507
Bank                                                          94120183
--------------------------------------------------------------------------------
First Keystone       047231              3/7/97               95020597
Federal Savings                                               95030757
Bank                                                          95030762
                                                              95031011
                                                              95040079
--------------------------------------------------------------------------------
American State Bank  053749              3/17/97              95020151
and Trust Company                                             95020416
of Williston                                                  96030194
                                                              96030379
--------------------------------------------------------------------------------


                                    Exh. T-7

--------------------------------------------------------------------------------
Bank of Utica        065481              4/2/97               93070071
                                                              95050760
--------------------------------------------------------------------------------
Bank of Utica        065478              4/2/97               94070331
--------------------------------------------------------------------------------


                                    Exh. T-8

--------------------------------------------------------------------------------
Lafayette Savings    151777              7/29/99              97030488
Bank                                                          97030491
                                                              97030492
                                                              97030533
                                                              97030534
                                                              97030535
                                                              97030538
                                                              97030543
                                                              97030544
                                                              97030547
                                                              97030566
                                                              97040007
                                                              97040018
                                                              97040035
                                                              97040036
                                                              97040037
                                                              97040039
                                                              97040044
                                                              97040046
                                                              97040066
                                                              97040067
                                                              97040069
                                                              97050535
                                                              97050536
                                                              97050538
                                                              97060002
                                                              97060003
                                                              97060145
                                                              97070360
                                                              97070611
                                                              97080588
                                                              97080670
                                                              97080672
                                                              97090068
                                                              97090091
                                                              97090437
                                                              97090484
                                                              97090498
                                                              97090503
                                                              97100006
                                                              97100067
                                                              97100606
                                                              97100645
                                                              97100648
--------------------------------------------------------------------------------


                                    Exh. T-9

--------------------------------------------------------------------------------
                                                              97100649
                                                              97100676
                                                              97120108
                                                              97197977
                                                              97100649
                                                              97100676
                                                              97120108
                                                              97120137
                                                              97120145
                                                              97120336
                                                              97120618
                                                              98010328
                                                              98030132
                                                              98030146
                                                              98030150
                                                              98030194
                                                              98030462
                                                              98030494
                                                              98030524
                                                              98030544
                                                              98030559
                                                              98030575
                                                              98030588
                                                              98040103
                                                              98040169
                                                              98040626
                                                              94040655
                                                              98040715
                                                              98050064
                                                              98050629
                                                              98051134
                                                              98060613
                                                              98061207
                                                              98061330
                                                              98070024
                                                              98070975
                                                              98070982
                                                              98071012
                                                              98071083
                                                              98080005
                                                              98080638
                                                              98080889
                                                              98090003
                                                              98090023
                                                              98090029
                                                              98090031
                                                              98090069
                                                              98090155
--------------------------------------------------------------------------------


                                    Exh. T-10

--------------------------------------------------------------------------------
                                                              98090794
                                                              98100236
                                                              98100268
                                                              98090794
                                                              98100236
                                                              98100268
                                                              98100646
                                                              98100650
                                                              98111246
                                                              98111268
                                                              98111281
                                                              98111282
                                                              98111287
                                                              98111316
                                                              98111338
                                                              98111473
                                                              98120637
                                                              99010223
                                                              99020034
                                                              99031121
--------------------------------------------------------------------------------


                                    Exh. T-11

--------------------------------------------------------------------------------
Lafayette Savings    031462              2/12/98              97030488
Bank                                                          97030491
                                                              97030492
                                                              97030566
                                                              97040007
                                                              97040008
                                                              97040017
                                                              97040018
                                                              97040035
                                                              97040036
                                                              97040037
                                                              97040039
                                                              97040044
                                                              97040046
                                                              97040066
                                                              97040067
                                                              97040069
                                                              97050389
                                                              97050535
                                                              97050536
                                                              97050538
                                                              97060003
                                                              97060145
                                                              97070611
                                                              97060670
                                                              97060672
                                                              97090091
                                                              97090437
                                                              97090484
                                                              97090603
                                                              97100006
                                                              97100067
                                                              97100606
                                                              97100645
                                                              97100648
                                                              97100649
                                                              97100678
                                                              97110488
                                                              97120106
                                                              97120145
                                                              97120338
                                                              97120618
--------------------------------------------------------------------------------


                                    Exh. T-12

--------------------------------------------------------------------------------
First State Bank of  108267              5/27/97              95071174
Red Wing
--------------------------------------------------------------------------------
Bank of Bellevue     013812              1/21/98              96110706
                                                              97110297
--------------------------------------------------------------------------------
Great Western Bank   167090              8/19/99              96110596
                                                              98010248
--------------------------------------------------------------------------------
Great Western Bank   088539              5/4/99               97050584
                                                              95080529
--------------------------------------------------------------------------------
First State Bank of  219789              11/1/99              99031295
Red Wing                                                      99093501
                                                              99093597
                                                              99093616
--------------------------------------------------------------------------------
Exchange Bank of     067450              3/31/98              97120288
Alabama                                                       98020045
--------------------------------------------------------------------------------
Bank of Utica        155607              8/3/99               96030653
                                                              97030368
                                                              99031146
                                                              99031306
                                                              99031312
                                                              99060521
                                                              99073025
--------------------------------------------------------------------------------
North County Bank    059562              3/24/97              96060467
& Trust                                                       96060468
                                                              98080470
                                                              98080471
                                                              98080472
                                                              98080473
--------------------------------------------------------------------------------


                                    Exh. T-13